SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

First Financial Bancorp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing fee (Check the appropriate box)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing party:

4)	Date filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date: May 23, 2017
Time: 10:00 am Eastern Time
Virtual Shareholder Meeting
www.virtualshareholdermeeting.com/ffbc17

To the Shareholders of First Financial Bancorp.:

Our Annual Meeting of Shareholders will be held at 10:00 am Eastern Time, Tuesday, May 23, 2017. You can attend the 2017 Annual Meeting online and vote your shares electronically. The Annual Meeting will be completely virtual and conducted through the online means described below. The Annual Meeting of Shareholders is held for the following purposes:

1.	To elect thirteen directors nominated by the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors have been elected;

2.	To amend and restate the 2012 Stock Plan;

3.	To ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2017;

4.	To approve, on an advisory basis, the compensation of the Company’s executive officers;

5.	To provide an advisory vote on the frequency of the shareholder advisory vote on executive compensation;

6.	To consider and act upon any other matters that may properly come before the meeting.

Only shareholders of record at the close of business on March 27, 2017 are entitled to notice of and to vote at the Annual Meeting or at any adjournment of the Annual Meeting.

Important Notice regarding the Internet availability of Proxy Materials for the Annual Meeting The proxy statement and 2016 annual report are available at www.bankatfirst.com/investor.

Your vote is very important. We urge all shareholders to vote on the matters listed above and described in the proxy statement as soon as possible, whether or not they attend the online Annual Meeting.

For your convenience, you may attend the webcast of the meeting via the Internet at www.virtualshareholdermeeting.com/ffbc17 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast are posted at www.virtualshareholdermeeting.com/ffbc17. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website. While our management will address questions from shareholders who have submitted their questions electronically prior to the Annual Meeting, the webcast will not allow you to ask questions of management during the meeting.

You may visit www.proxyvote.com at any time prior to the Annual Meeting to ask questions of our executive management that may be addressed in the Annual Meeting and access information about the Company.

The Board of Directors unanimously recommends you vote FOR Proposals 1 through 4, and ANNUAL on Proposal 5 listed above and described in the proxy statement.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF THESE THREE WAYS:

Vote Online ● Before the Meeting: Go to www.proxyvote.com ● During the Meeting: Go to www.virtualshareholdermeeting.com/ffbc17
Vote by Phone By calling 1-800-690-6903
Vote by Mail By signing, dating, and returning your proxy card in the enclosed envelope

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to help us reduce our costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Mailing Date: April 13, 2017	BY ORDER OF THE BOARD OF DRECTORS

Shannon M. Kuhl
Corporate Secretary

PROXY STATEMENT Mailing Date: April 13, 2017

Annual Meeting of Shareholders

Date:                          May 23, 2017

Time:                         10:00 am Eastern Time

Webcast:  www.virtualshareholdermeeting.com/ffbc17

Record Date:             March 27, 2017 -- Shareholders of record as of the close of business on March 27, 2017 are entitled to vote at the Annual Meeting.

How to Vote

Vote Online:

Before the Meeting: go to www.proxyvote.com

During the Meeting: Go to www.virtualshareholdermeeting.com/ffbc17

Vote by phone by calling 1-800-690-6903

Vote by mail by signing, dating, and returning your proxy card in the enclosed envelope

We are sending this proxy statement and the accompanying proxy card to you as a shareholder of First Financial Bancorp., an Ohio corporation, in connection with the solicitation of proxies for the 2017 Annual Meeting of Shareholders (the “Annual Meeting”). Our Board of Directors is soliciting proxies for use at the Annual Meeting, or at any postponement or adjournment of the Annual Meeting.

Meeting Agenda and Voting Recommendations:

Proposal	Approval Required	Board’s Recommendation	Page Reference
1. Election of Directors	Affirmative vote of a plurality	For Each Nominee	6

2. Approve Amended and Restated 2012 Stock Plan	Majority of votes present, in person or by proxy, and entitled to vote	For	11

3. Ratify the Appointment of Crowe Horwath LLP as our Independent Registered Public Accounting Firm for 2017	Majority of votes present, in person or by proxy, and entitled to vote	For	21

4. Approve, on an Advisory Basis, the Compensation of the Company’s Executive Officers	Majority of votes present, in person or by proxy, and entitled to vote	For	23

5. Advisory Vote on Say on Pay Frequency	The frequency receiving the highest number of votes cast will be considered	Annual	24

We are not aware of any other matters that will be brought before the shareholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your completed proxy may, if you have so selected, give your proxies the authority to vote on these other matters in their best judgment.

1

In this proxy statement, the “Company,” “First Financial,” “First Financial Bancorp,” “we,” “our,” or “us” all refer to First Financial Bancorp. and its subsidiaries, unless the context otherwise requires. We also refer to the Board of Directors of First Financial as the “Board.” References in this proxy statement to “common shares” or “shares” refer to the Company’s common shares.

Unless otherwise noted, the information in this proxy statement covers our 2016 fiscal year that began January 1, 2016 and ended December 31, 2016.

Proxy Statement, Voting and Annual Meeting Information

Proxy Statement Information

Why am I receiving this Proxy Statement?

We are making available this Notice of Annual Meeting of Shareholders, proxy statement, and annual report for the year ended December 31, 2016 (the “proxy materials”), either online or by mail, in connection with the 2017 Annual Meeting of Shareholders of First Financial because you are a shareholder of record of the Company as of the close of business on March 27, 2017 (the “record date”). This proxy statement describes the matters on which you are asked to vote and provides information about those matters and about the Company so that you can make an informed decision.

This proxy statement and related materials are being mailed to, or can be accessed online by, shareholders on or about April 13, 2017.

What is Notice and Access and why did First Financial elect to use it?

We are making the proxy materials and annual report available to our shareholders electronically via the Internet under the Notice and Access regulations of the U.S. Securities and Exchange Commission (“SEC”). Many of our shareholders have received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) in lieu of receiving a full set of printed materials in the mail. We are using the Notice and Access method to expedite distribution and reduce the costs associated with printing and mailing these materials.

The Notice of Internet Availability includes information on how to access and review the proxy materials and how to vote online, by phone, or by attending the Annual Meeting virtually via the Internet. The proxy materials and annual report, as well as other reports filed with or furnished to the SEC, can be accessed free of charge at www.bankatfirst.com/investor. You may also access this information by searching “Company Filings” at www.sec.gov.

I received a Notice of Internet Availability of Proxy Materials only. How can I receive printed copies of the proxy statement and annual report?

Shareholders may receive a printed copy of the annual report and proxy materials, free of charge, by following the instructions on the Notice of Internet Availability for receiving such materials:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL: sendmaterial@proxyvote.com

Who is paying for the cost of this proxy solicitation?

First Financial is paying for the costs associated with preparing, printing and mailing these proxy materials, as well as the cost of soliciting proxies on behalf of the Board. We have retained Advantage Proxy to aid in the solicitation of proxies for the Annual Meeting. Advantage Proxy will receive a base fee of $4,250 plus reimbursement of out-of-pocket fees and expenses for its services. In addition, we will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding the proxy materials to beneficial owners of our shares and soliciting their proxies.

Our directors, officers and associates also may solicit proxies from our shareholders by further mailings, personal contact, phone, or e-mail, but these individuals will not receive additional compensation for this solicitation activity.

2

Voting Information

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on March 27, 2017 will be entitled to notice of and to vote at the Annual Meeting. Each common share owned at the close of business on March 27, 2017 entitles its owner to one vote on each proposal being considered at the Annual Meeting.

The common shares are the Company’s only voting securities entitled to vote at the Annual Meeting. At the close of business on March 27, 2017, there were 62,134,799 common shares outstanding and entitled to vote.

How do I vote my shares?

Even if you plan to attend the Annual Meeting, virtually via the Internet as described below, we strongly encourage you to vote prior to the meeting. Shareholders of record may vote using any of the following methods:

Online Voting: You may vote before or during the meeting through the Internet as instructed on your Notice of Internet Availability or proxy card. Before the Annual Meeting, you may go to http://www.proxyvote.com to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 22, 2017. During the meeting, you may go to www.virtualshareholdermeeting.com/ffbc17 to attend the meeting via webcast and vote online. You should have your proxy card or Notice of Internet Availability in hand when you access either of these websites and follow the instructions to obtain your records and to vote.

Vote by Phone: Telephone voting is available toll-free at 1-800-690-6903 up until 11:59 pm Eastern Time on May 22, 2017. You should have your proxy card or Notice of Internet Availability or proxy card in hand when making this call.

Vote by Mail: Complete, sign and date your proxy card and return it in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you hold your shares in “street name” at a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee on how to vote your shares.

What is the difference between holding shares directly as a shareholder of record and holding shares in “street name” at a bank, broker or other nominee?

Shareholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Shareholder Services, you are considered the shareholder of record and the proxy materials or a Notice of Internet Availability were sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly by using the enclosed proxy card, through the online voting methods described in this proxy statement, by phone, or by voting electronically during the Annual Meeting.

Holding shares in “street name” at a bank, broker or other nominee: If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” The proxy materials, Notice of Internet Availability, or voting instruction card was forwarded to you by your bank, broker or other nominee who is considered the shareholder of record of your shares. Your bank, broker or other nominee will send you, as the beneficial owner, separate information describing how you can vote your shares.

What happens if I sign, date and return my proxy card, or complete the online or telephonic proxy methods, but do not specify how I want my shares voted on one or more of the proposals?

Your shares will be voted in the manner you specify on each proposal. If you are a shareholder of record and complete and return a proxy but do not provide voting instructions on one or more proposals, your vote will be counted as a vote “for” all of the Company’s nominees for directors and for Proposals 2, 3, and 4. Your vote with respect to Proposal 5 concerning the frequency of advisory say-on-pay voting will be counted as a vote “for” the Board’s recommendation of an “annual” frequency.

If you hold your shares in “street name” and have not returned voting instructions on one or more proposals, your bank, broker or nominee may vote your shares only on those proposals for which it has discretion to vote. We believe that under applicable rules, your bank, broker or nominee has discretion to vote your shares on the ratification of our independent registered accounting firm (Proposal 3), which is considered a routine matter. However, your bank, broker or nominee does not have discretion to vote your shares on non-routine matters such as the election of directors or Proposals 2, 4, and 5. If you do not provide voting instructions on a non-routine proposal, your shares will be considered “broker non-votes.” The effect of a “broker non-vote” on each proposal is detailed in the questions and answers concerning “Annual Meeting Information” below.

What if I indicate “Withheld” with respect to the election of one or more directors or “Abstain” with respect to any of the other proposals being considered?

The effect of these voting specifications on each proposal is detailed in the questions and answers under the heading “Annual Meeting Information” below.

3

Can I change my proxy vote?

You may revoke your proxy at any time before it is actually exercised at the Annual Meeting by:

●	Sending a written notice of revocation to First Financial Bancorp, Attn: Shannon M. Kuhl, Corporate Secretary, 255 East Fifth Street, Suite 2900, Cincinnati, Ohio 45202;

●	Delivering a later dated proxy (including by using the online or telephone voting methods); or

●	Attending the virtual Annual Meeting and giving notice of revocation electronically during the meeting.

If you hold your shares in “street name” and instructed your bank, broker or other nominee to vote your common shares and you would like to revoke or change your vote, you must follow the instructions provided by your bank, broker or other nominee.

What if my shares are held through the First Financial Bancorp 401(k) Savings Plan (applicable to traditional or Roth contribution plans)?

You will receive an electronic Notice of Internet Availability unless you opted to receive paper copies of the proxy materials. The Notice of Internet Availability will contain voting instructions for all shares registered in the exact same name, whether inside or outside of the First Financial Bancorp 401(k) Savings Plan (the “Savings Plan”). If you hold shares outside of the Savings Plan and they are not registered in the same name as those within the Savings Plan, you will receive a separate Notice of Internet Availability or proxy card for the shares held outside of the Savings Plan.

Voting instructions with respect to shares held in the Savings Plan must be received by 11:59 pm Eastern Time on May 22, 2017. All voting instructions you give with respect to these shares will be kept confidential. If you do not timely submit voting instructions for these shares, the shares allocated to you, together with all unallocated shares held in the Savings Plan, will be voted in accordance with the pro-rata vote of participants in the Savings Plan who did provide instructions.

Who should I contact if I have questions about this proxy solicitation and where can I get assistance in voting my shares?

You may contact us at InvestorRelations@bankatfirst.com or call our Investor Relations department toll free at 1-877-322-9530 if you have any questions or need assistance in voting.

Annual Meeting Information

How many votes must be present in person or by proxy to hold the Annual Meeting?

A quorum must exist before business can be conducted at the Annual Meeting. Under our Amended and Restated Regulations (the “Amended Regulations”), a quorum will exist if a majority of the common shares outstanding as of the record date are present in person or by proxy. At the close of business on March 27, 2017, there were 62,134,799 common shares outstanding. A majority, or 31,067,400 common shares, present in person or by proxy, will constitute a quorum.

What proposals are being considered and how many votes are needed for each proposal to be approved by the shareholders?

Proposal	Approval Required	Effect of an Abstention (or Withheld Vote with respect to Proposal 1)	Effect of a Broker Non-Vote
1. Election of Directors	Affirmative vote of a plurality	No effect on election voting but see “Policy on Majority Voting” in the Corporate Governance section of this proxy statement	No effect

2. Approval of Amended and Restated 2012 Stock Plan	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	No effect

3. Ratify the Appointment of Crowe Horwath as our Independent Registered Accounting Firm for 2017	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	Not Applicable

4. Approve, on an Advisory Basis, the compensation of the Company’s Executive Officers	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	No effect

5. Say on Pay Frequency	The frequency receiving the highest number of votes cast will be considered	No effect	No effect

4

How can I attend the Annual Meeting?

You can attend our 2017 Annual Meeting via the Internet or by proxy.

Our 2017 Annual Meeting will take place via a webcast at www.virtualshareholdermeeting.com/ffbc17. You may vote while attending the webcast meeting by following the instructions at www.virtualshareholdermeeting.com/ffbc17. You will not be able to submit questions to executive management or the Board via this webcast during the Annual Meeting. To attend the Annual Meeting via www.virtualshareholdermeeting.com/ffbc17, you will need the control number included on the Notice of Internet Availability or proxy card that was mailed to you. Instructions on how to attend and participate in the Annual Meeting via the Internet are posted at www.virtualshareholdermeeting.com/ffbc17.

How do I find out the voting results from the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and will disclose the final voting results in a current report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

Electronic Delivery of Proxy Statement and Annual Report

Can I elect to only receive First Financial’s proxy materials and annual reports electronically?

Shareholders can elect to receive future proxy materials and annual reports electronically instead of receiving print copies of these items in the mail. You can make this election by following the instructions provided on your proxy card or Notice of Internet Availability or by going to www.proxyvote.com and following the instructions provided there.

If you choose to receive future proxy statements and annual reports electronically and you continue to hold shares as of the record date of the next annual meeting, you will receive an e-mail message next year that includes access information for these materials as well as instructions for online voting.

Householding Information

What is “householding?”

If two or more shareholders reside at the same address and appear to be members of the same family, we may send a single copy of the proxy materials, or Notice of Internet Availability, to that address unless one of the shareholders at that address notifies us that they wish to receive individual copies of the material. This procedure reduces our printing and mailing costs. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions for each shareholder account.

How do I stop participating in the householding program?

To stop participating in the householding program, contact Broadridge Financial Solutions, Inc. by calling toll free at 1-800-542-1061 or by writing to Broadridge Financial Solutions, Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of Broadridge’s receipt of your instruction.

5

Proposal 1 – Election of Directors

Our Board currently consists of thirteen members, twelve of whom are non-employee directors. Our Amended Regulations provide that the Board shall consist of not less than nine nor more than 25 persons, with the exact number to be fixed and determined from time to time by resolution of the Board or by resolution of the shareholders at any annual or special meeting of shareholders. Any vacancy may be filled by the Board in accordance with law and our Amended and Restated Regulations for the remainder of the term of the vacant directorship. The Board has established the number of directors at thirteen.

Our Board has approved the nomination of the following thirteen persons as candidates for election as director, each for a one-year term: J. Wickliffe Ach, David S. Barker, Cynthia O. Booth, Claude E. Davis, Corinne R. Finnerty, Peter E. Geier, Murph Knapke, Susan L. Knust, William J. Kramer, Jeffrey D. Meyer, John T. Neighbours, Richard E. Olszewski, and Maribeth S. Rahe. Each of the nominees is an incumbent director. The Corporate Governance and Nominating Committee (“CGNC”) recommended all thirteen nominees to the Board, which in turn unanimously approved the nomination of all thirteen persons.

In the event that any one or more of the nominees becomes unavailable or unable to serve as a director prior to the Annual Meeting, the accompanying proxy will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board. We have no reason to believe that any nominee will be unable or decline to serve as a director.

The thirteen nominees for director receiving the most votes at the Annual Meeting will be elected as directors. You can find additional information about our Policy on Majority Voting in the Corporate Governance section of this proxy statement. The general considerations and criteria for assessing director candidates are established in the Charter of the Board’s Governance and Nominating Committee (available at www.bankatfirst.com/investor). These considerations and criteria are also summarized in the Corporate Governance section of this proxy statement.

Below is information concerning the nominees for directors such as their present and past professional positions, current directorships with other companies or organizations, and key qualifications and attributes qualifying them to serve on our Board. The age indicated for each nominee below is their age as of March 27, 2017. For information regarding ownership of shares of the Company by nominees and directors of the Company, see the Shareholdings of Directors, Executive Officers and Nominees for Director section of this proxy statement. Except as noted, there are no arrangements or understandings between any director or any nominee, and any other person pursuant to which such director or nominee is or was nominated to serve as director.

J. Wickliffe Ach Director Since: 2007 Age: 68 Committees: Corporate Governance & Nominating (Chair), Compensation

Mr. Ach currently serves as the President and Chief Executive Officer of Hixson Inc., an architectural engineering firm located in Cincinnati, Ohio. He has held these positions with Hixson Inc. since 1993.

Mr. Ach is the Vice Chair of the Board of Directors of First Financial Bancorp. He presently serves on the board of directors of Hixson Inc. and Setzer Corp. (a private corporation located in Dayton, Ohio that is a construction contractor). Mr. Ach also serves on the board of directors of the CISE Foundation, a Cincinnati not for profit organization. He is or has been involved in a number of business and civic organizations including the Cultural Facilities Task Force of Hamilton County, Ohio relating primarily to the Cincinnati Museum Center and Music Hall facilities. Mr. Ach is President of the Union Terminal Corporation. He also is on the board of trustees of the Architectural Foundation of Cincinnati.

As a seasoned business owner and entrepreneur, Mr. Ach brings valuable insight to the Board in strategic and cultural matters. Mr. Ach’s involvement in the Cincinnati business community provides added understanding of our growing Cincinnati market area. Furthermore, his specific background in architectural engineering provides added value in our strategies related to physical banking center locations and design.

6

David S. Barker Director Since: 2010 Age: 65 Committees: Audit, Capital Markets, Compensation

Mr. Barker is the President and Chief Executive Officer of SIHO Insurance Services, Columbus, Indiana, a community health care benefits company serving over 150,000 members throughout Indiana.  He has held these positions since 1999 and has more than 30 years of experience in the insurance industry.

He is active in many civic and community endeavors, including serving as current Chairman of the Indiana University Purdue University Columbus Board of Advisors, a Board member of the Heritage Fund Community Foundation, and a member of the Indiana University Advisory Board for Psychological & Brain Sciences School of Neurology.  Mr. Barker has been a Board member and past Chairman of the Columbus Area Economic Growth Council, the Columbus Area Chamber of Commerce, and the United Way, as well as serving as a board member of the Riley’s Children’s Foundation (Columbus Leadership Team).

Mr. Barker is an important member of the business community in Columbus, Indiana and we look to his leadership and guidance as we continue to build our presence in key southern Indiana markets.  Furthermore, his experience as the president of a company provides the board with insight on executive matters.

Cynthia O. Booth Director Since: 2010 Age: 59 Committees: Risk and Compliance (Chair), Corporate Governance & Nominating

Ms. Booth is the President and Chief Executive Officer of COBCO Enterprises, LLC, the owner and operator of six McDonald’s restaurants in the Cincinnati area. Prior to forming COBCO in 2000, she held various executive positions at Firstar Bank (now U.S. Bank) in Cincinnati, including President, Firstar Bank Foundation, Senior Vice President—Director of Community Development, Vice President of Private Wealth Group, Vice President of Residential Real Estate, Vice President of Human Resources, and Vice President, and before that was President of Diversified Solutions, Inc., a bank consulting firm.

Ms. Booth is active in several civic and community organizations, including serving as a director and the treasurer of the Greater Cincinnati Regional Chamber of Commerce and as a director of the YWCA of Greater Cincinnati.

Ms. Booth brings deep banking experience to the Board, including extensive knowledge in residential real estate lending, regulatory relations, the Community Reinvestment Act and other regulatory compliance, private banking and human resources matters. Furthermore, her experience in the restaurant franchise area provides valuable insight into the specialty area of lending conducted through our subsidiary First Franchise Capital Corporation.

Claude E. Davis Director Since: 2004 Age: 56

Mr. Davis is the Chief Executive Officer of both First Financial Bancorp and First Financial Bank, positions he has held since October 1, 2004.  He also serves as the Chairman of the Board of First Financial Bank.  Mr. Davis has over 29 years of experience in the financial services industry.

Mr. Davis was elected to the board of directors of the Federal Reserve Bank of Cleveland in 2013 and has served on its Executive Committee and Audit Review Committee since January 2014.  Beginning January 1, 2016, he is the chair of the Federal Reserve Bank of Cleveland’s board Audit Review Committee.  Mr. Davis also serves as a member of the Cincinnati Business Committee and the American Banker’s Council.

Mr. Davis’ years of experience in the banking industry as well as his extensive financial background provide leadership to the Board.  As CEO, he is intimately familiar with all aspects of our business activities.  His involvement in other boards and organizations gives him insight on important societal and economic issues relevant to our Company’s business and markets.  His involvement with the Federal Reserve Bank of Cleveland provides invaluable perspective on the financial services industry.

7

Corinne R. Finnerty Director Since: 1998 Age: 60 Committees: Corporate Governance & Nominating, Risk and Compliance

Ms. Finnerty is the principal and sole shareholder of the law firm of McConnell Finnerty PC located in North Vernon, Indiana. She has over 35 years of experience representing financial institutions in a wide variety of legal matters. Ms. Finnerty was previously a director of a former affiliate bank of First Financial from 1987 to 2005 and joined the board of the Company in 1998.

Ms. Finnerty served as a member of the Indiana Supreme Court Disciplinary Commission from 2003 to 2013.

Ms. Finnerty’s deep roots in the North Vernon, Indiana area provide representation on the Board for our southeast Indiana market. Her participation for ten years on the Indiana Supreme Court Disciplinary Commission allows her to provide insight on governance and ethical issues. Furthermore, her years as a practicing attorney, including the representation of financial institutions for over 35 years, give her an enhanced perspective on legal and regulatory issues.

Peter E. Geier Director Since: 2014 Age: 59 Committees: Audit (Chair), Compensation

Mr. Geier is principal of PGeier Consulting, LLC, a business consulting firm specializing in business process improvement, strategic planning, governance and CEO/management development. He is a Senior Lecturer and Executive in Residence at the Fisher College of Business, Department of Management Science at The Ohio State University. In this role, his responsibilities include management of the year-long healthcare immersion program and teaching strategy and operational improvement in the MBA Program. He previously served as the Chief Executive Officer of The Ohio State University Health System and the Chief Operating Officer of The Ohio State University Wexner Medical Center from 2001 to 2015. He also held the title of CFO for the Wexner Medical Center from 2011 to 2015. In his roles with The Ohio State University Health System and The Ohio State University Wexner Medical Center, he was responsible for the financial performance and operations of the university’s academic medical center which includes six hospitals, multiple out-patient sites, the College of Medicine and an integrated faculty practice group.

Until its acquisition by First Financial Bank in 2014, Mr. Geier served as a director and Chairman of the Board of Insight Bank, serving on the executive, asset liability and loan committees of the bank. Mr. Geier was appointed to our Board in September 2014 following the consummation of the merger with Insight Bank. Mr. Geier also served on the board of directors of Huntington Bancshares from 1999 to 2001 where he held the positions of President and Chief Operating Officer.

Mr. Geier presently serves on the board of Santa Rosa Consulting, a for-profit consulting firm, as well as serving previously on the board of the Ronald McDonald House and the boards of the following not-for-profit hospitals: University Hospital, Ross Heart Hospital, Harding Hospital, James Cancer Hospital, The Ohio State University Hospital East, The Ohio State University Wexner Medical Center, and Nationwide Children’s Hospital.

Mr. Geier’s extensive executive experience and financial expertise, including specific experience in the financial services industry, provides valuable, sophisticated insight to the Company. He also qualifies as an audit committee financial expert. Mr. Geier’s relationships and ties in Columbus, Ohio are an important asset as the Company strengthens its presence in the Columbus market.

Murph Knapke Director Since: 1983, Chairman of the Board since 2009 Age: 70

Mr. Knapke is a partner of Knapke Law Office located in Celina, Ohio. He has served as the Company’s Chairman of the Board since 2009 and has guided the Company through its many significant events since that time.

Mr. Knapke has tenure with our Company or a bank affiliate since 1983 and provides valuable historical perspective on both the Company and the banking industry.  His deep roots in the Celina, Ohio area provide representation on the Board for our Northwest Ohio market. His years as a practicing attorney give him an enhanced perspective on legal and regulatory issues, Board fiduciary duties, and a balanced perspective with regard to merger and acquisition opportunities.

8

Susan L. Knust Director Since: 2005 Age: 63 Committees: Compensation, Corporate Governance & Nominating

Ms. Knust is the owner and managing partner or president of several businesses:

●     Omega Warehouse Services (since 2002) which is located in Monroe, Ohio and provides public warehousing and manufacturing services;

●     K.P. Properties of Ohio (since 1986) which is located in Monroe, Ohio and owns, leases and manages industrial and commercial real estate in Ohio;

●     K.P. Properties of Colorado (since 2010) which is located in Monroe, Ohio and owns, leases and manages commercial real estate in Colorado; and

●     K.P. Properties of Florida (since 2014) which is located in Monroe, Ohio and owns, leases and manages commercial real estate in Florida.

As a seasoned business owner and entrepreneur for 34 years in the areas of manufacturing, warehousing and industrial real estate, Ms. Knust brings valuable insight to the Board in strategic and other matters. Ms. Knust’s business interests are similar in size to our key client base and she also has an understanding of our growing Cincinnati market area. Also, as a female business owner, her perspective and experiences have proven valuable to us.

William J. Kramer Director Since: 2005 Age: 56 Committees: Compensation (Chair), Audit, Capital Markets

Mr. Kramer is the Vice President of Operations and a member of the board of directors of Valco Companies, Inc. which has principal offices in New Holland, Pennsylvania and whose principal activity is the design, manufacture, and sale of equipment used in the animal production industry. He has held his current position with Valco Companies, Inc. since 2008, having previously held other executive positions at Valco Companies, Inc. Mr. Kramer was previously a director of a former affiliate bank of First Financial from 1987 to 2005 and joined the board of First Financial in 2005.

Mr. Kramer has been a CPA since 1984 with both public accounting and private company experience with substantial experience in financial reporting and accounting controls. He qualifies as an audit committee financial expert. Furthermore, his tenure with our Company or a bank affiliate since 1987 provides valuable historical perspective on both the Company and the banking industry.

Jeffrey D. Meyer Director Since: 2014 Age: 51 Committees: Capital Markets, Risk and Compliance

Mr. Meyer is an owner and the President of Clean Title Agency, Inc. in Columbus, Ohio. He has held these positions since 1998. He is also a part owner and operator of three other title agencies in central Ohio: Columbia Title Agency, Leadership Title Agency, and Win Title Agency. Each of his title agencies issues title insurance and handle real estate closings.

Until its acquisition by First Financial Bank in 2014, Mr. Meyer served as a director of The First Bexley Bank, serving on the loan, information technology and audit committees of the bank. Mr. Meyer was appointed to our Board in September 2014 following the consummation of the merger with The First Bexley Bank.

Mr. Meyer presently serves on the Board of Trustees and is President of The Columbus Jewish Foundation.

Mr. Meyer’s extensive experience in residential and commercial real estate matters provides valuable insight to the Company with respect to our mortgage and commercial lending business. Mr. Meyer’s relationships and ties in Columbus, Ohio are an important asset as the Company strengthens its presence in the Columbus market.

9

John T. Neighbours Director Since: 2016 Age: 67 Committees: Capital Markets, Risk and Compliance

Mr. Neighbours is a partner in the law firm of Faegre Baker Daniels. He has practiced law for over 40 years and has represented employers throughout the country in all aspects of labor and employment law. Additionally, he has become an adviser to business, educational and not-for-profit executives on a variety of topics and assists them in problem solving.

Mr. Neighbours presently serves on the board of Real Estate Corporation of America. He is involved in and serves as a director (or in an equivalent position) of a number of non-profit and civic organizations including:

●     Greater Indianapolis Chamber of Commerce

●     United Way of Central Indiana

●     Meadows Community Foundation (Chair)

●     Charles A. Tindley Accelerated Schools

●     Indianapolis Public Safety Foundation

●     Christian Theological Seminary

●     Indiana University-Purdue University Indianapolis Advisory Board

●     Indianapolis Zoological Society

In addition, he served as a council member for the American Bar Association - Section on Labor and Employment Law for 12 years, as well as chairman of the Developments Under the National Labor Relations Act Committee from 1997 to 2000. He also served on the Labor Relations Committee for the United States Chamber of Commerce.

Mr. Neighbours is also active in the Indianapolis real estate market, with 35 years of experience in development and leasing activities, including development projects in low income areas. His most recent development project involves managing a $100 million investment in a low income area and coordinating the development with the City of Indianapolis, the local YMCA, healthcare providers, and charter schools.

Mr. Neighbours is well known in Indianapolis and is a recognized leader in the local business community, providing valuable insight to the board on the local business environment. His years as a practicing attorney give him an enhanced perspective on legal and employment matters as well the business climate generally given his national practice.

Richard E. Olszewski Director Since: 2005 Age: 67 Committees: Corporate Governance & Nominating, Risk and Compliance

Mr. Olszewski is the owner and operator of two 7-Eleven Food Store franchises in Griffith, Indiana. He was previously a director of a former affiliate bank of First Financial from 1995 to 2005 and joined the board of the Company in 2005.

Mr. Olszewski’s 30 plus years of retail experience and several years of service to our Company provides us with a deeper understanding of our important northwest Indiana market. Furthermore his business and retail experience as a small business owner provides our Company with a better understanding of a key client constituency.

10

Maribeth S. Rahe Director Since: 2010 Age: 68 Committees: Capital Markets (Chair), Audit

Ms. Rahe is the President and Chief Executive Officer of Fort Washington Investment Advisors, Inc., positions she has held since 2003.  She also serves on the board of directors of Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. is an investment management firm and wholly owned subsidiary of Western & Southern Financial Group located in Cincinnati, Ohio.  Ms. Rahe has more than 44 years of experience in the banking and financial services industries with 30 years of experience in management or executive management positions.

Since 2005, Ms. Rahe has served as a director of Consolidated Communications Holdings, Inc. (NASDAQ: CNSL) which is an integrated communication services company located in Mattoon, Illinois that provides exchange carrier and broadband services.  She serves as the chair of the audit committee and also on the compensation committee of the company.

Ms. Rahe is involved in and serves as a director (or in an equivalent position) of several organizations, including:

●     Cincinnati Arts Association (Vice Chair)

●     Cincinnati Country Club (Board)

●     Cincinnati Women’s Executive Forum

●     Cintrifuse (Advisory Board)

●     Commonwealth Club (Executive Committee)

●     Institutional Real Estate Inc. (Editorial Advisory  Board)

●     New York Landmark Conservancy (Life Trustee)

●     Rush-Presbyterian-St. Luke’s Medical Center (Life Trustee)

●     Sisters of Notre Dame de Namur (Development Advisory Board)

●     The Greater Cincinnati Foundation (Board)

●     United Way of Cincinnati (Investment Committee)

●     Xavier University Williams College of Business (Board of Executive Advisors)

Ms. Rahe is well known in Cincinnati and is a recognized leader in the financial services community, both locally and nationally.  She brings a seasoned perspective, insight, and financial acumen into issues and strategies relating to our business, including regulatory relationships and enterprise risk management.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Proposal 2 – Approval of the Amended and Restated 2012 Stock Plan

The First Financial Bancorp. 2012 Stock Plan (the “2012 Stock Plan”) was established and adopted by our Board of Directors (the “Board”) in February 2012 and was approved by our shareholders on May 22, 2012. A total of 1,750,000 common shares of First Financial (the “Common Shares”) were authorized for issuance under the 2012 Stock Plan. As of March 27, 2017, a total of 413,773 Common Shares remained available for issuance under the 2012 Stock Plan. Under the terms of the 2012 Stock Plan, no award may be granted under such plan on or after May 22, 2017.

On February 28, 2017, the Board approved, subject to shareholder approval, the First Financial Bancorp. Amended and Restated 2012 Stock Plan (the “Amended Plan”). This Amended Plan amends and restates the 2012 Stock Plan in its entirety. The principal changes to the 2012 Stock Plan that are reflected in the Amended Plan are the following:

●	Awards may be granted under the Amended Plan until the fifth anniversary following approval by the shareholders at the Annual Meeting (i.e., we are extending the term of the 2012 Stock Plan by approximately five years).

●	The Amended Plan will increase the number of Common Shares authorized for issuance under the 2012 Plan by an additional 1,750,000 shares.

●	Awards to employees and non-employee directors under the Amended Plan must have a minimum vesting requirement of one year, except that up to 5% of the Common Shares available under the Amended Plan may be granted under Awards that have a vesting requirement of less than one year. The 2012 Stock Plan does not include a one year minimum vesting requirement. The minimum vesting requirement may not be reduced, except in connection with a participant’s death or disability or, as described in the next bullet, under certain circumstances following a Change in Control.

11

●	The Committee of the Board that administers the Amended Plan (the Compensation Committee) may provide in any award agreement provisions relating to a Change in Control of First Financial (as defined in the Amended Plan) including the acceleration of the vesting or exercisability of, or the lapse of restrictions with respect to, any award, except that any such acceleration or lapse may occur with respect to an employee participant only if the Change in Control actually occurs and the participant’s employment is thereafter terminated without “Cause” or by the participant for “Good Reason,” as those terms are defined in the Amended Plan. This is commonly referred to as a “double trigger” requirement. The 2012 Stock Plan, in contrast, provides that awards of options and stock appreciation rights will become fully exercisable, and that Restricted Stock and Stock Units will become free of restrictions and fully vested, following a Change in Control, unless the applicable award agreement otherwise provides.

●	The Amended Plan provides that a Change in Control event includes, among a list of other events, the acquisition by any person of beneficial ownership, directly or indirectly, of shares representing 35% of the outstanding shares of the Company. The 2012 Stock Plan, in contrast, provides that the beneficial ownership threshold for such a Change in Control event is 20% of the outstanding shares of the Company.

●	The Amended Plan limits the number of Common Shares that may be subject to awards granted to non-employee directors during any calendar year. The 2012 Stock Plan does not include such a limitation.

●	The Amended Plan makes clear that Stock Units issued under the Amended Plan may be settled in cash or in Common Shares. The 2012 Stock Plan provides that stock units may only be settled in cash.

Shareholder approval of the Amended Plan is required (i) to satisfy the Nasdaq Stock Market shareholder approval requirement for equity compensation plans, (ii) to qualify performance-based awards under the Amended Plan as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and (iii) to qualify stock options as incentive stock options for purposes of Section 422 of the Code. The affirmative vote of a majority of the votes represented at the Annual Meeting, either in person or by proxy and entitled to vote on this proposal, is required to adopt the Amended Plan.

If the Amended Plan is approved by our shareholders at the Annual Meeting, awards granted prior to such approval will be governed by the terms of the 2012 Plan whereas new awards will be governed by the Amended Plan.

Description of the Amended Plan

The principal features of the Amended Plan are summarized below, but this summary is qualified in its entirety by reference to the Amended Plan itself, a copy of which is included with the Proxy Statement as Appendix A.

Reason for Adoption of the Amended Plan

If approved by our shareholders, the Amended Plan will be the sole means by which First Financial may grant long-term equity-based compensation awards to key employees of First Financial and its subsidiaries (“employees”). The Amended Plan will also become the sole means by which First Financial may grant Stock-based awards to its directors who are not employees (“non-employee directors”). If the Amended Plan is not approved, there will be no more shares available for the issuance of new awards to employees or non-employee directors after May 22, 2017.

Purpose of the Amended Plan

The purpose of the Amended Plan is to recognize the contributions made to First Financial and its subsidiaries by employees and non-employee directors, to provide such persons with additional incentive to devote themselves to the future success of First Financial and its subsidiaries, and to enhance the ability of First Financial and its subsidiaries to attract, retain and motivate such individuals by providing them with the opportunity to acquire or increase their proprietary interest in First Financial. The Amended Plan serves these purposes by making equity- and cash-based awards available for grant to eligible participants in the form of:

●	Stock Options (“Options”), either incentive stock options (“ISOs”) or nonqualified stock options (“NQSOs”)

●	Stock Appreciation Rights (“SARs”)

●	Restricted Common Shares (“Restricted Stock”)

●	Stock Units that give the recipient the right to receive a cash payment based on the fair market value of a specified number of Common Shares on the date of exercise or the right to receive a specified number of Common Shares on the date of exercise (“Stock Units”)

12

●	Restricted Stock, Options, SARs, Stock Units or other awards with performance-based conditions on vesting or exercisability (“Performance Awards”).

Key Features of the Amended Plan

The Amended Plan contains certain features that the Board believes are consistent with the interests of shareholders and sound governance principles. Provided below is a summary of these key plan features.

Limit on Shares Authorized	If the Amended Plan is approved by shareholders, the maximum number of Common Shares that may be issued under the Amended Plan (the “Amended Plan Shares”) will be (i) 1,750,000 shares plus (ii) any Common Shares that remain available for issuance under the 2012 Stock Amended Plan as of the date on which the Amended Plan is approved by our shareholders (413,773 Common Shares as of March 27, 2017). Shareholder approval will be required before any Common Shares can be authorized under the Amended Plan.

Responsible Share Counting Provisions	Common Shares representing awards that are forfeited will become available again for issuance under the Amended Plan. Common Shares that are used to pay the exercise price of Options or withheld or repurchased by First Financial to satisfy tax withholding obligations will not be recycled back into the total number of Common Shares available for issuance under the Amended Plan. Further, the full number of Common Shares covered by a stock-settled SAR will be counted against the share reserve of the Amended Plan.

No Discounted Stock Options or SARs	All Options and SARs must have an exercise price equal to or greater than the fair market value of First Financial’s Common Shares on the date of grant.

Minimum Vesting Requirements	Awards of Restricted Stock, Options and Stock Units granted to employees and non-employee directors under the Amended Plan are subject to minimum vesting requirements. Restricted Stock, Options, SARs and Stock Units granted under the Amended Plan will be subject to a minimum service or a minimum performance requirement (or both) of at least one year except that (i) the Amended Plan permits awards covering up to 5% of the Common Shares available under the Amended Plan to be granted with a vesting requirement of less than one year, and (ii) awards may vest prior to the end of one year in connection with a participant’s death or disability or under certain circumstances following a Change in Control as described below.

Double Trigger Provisions Applicable to a Change in Control	The Committee is authorized to provide in any award agreement provisions relating to a Change in Control of First Financial, including the acceleration of the vesting or exercisability of, or the lapse of restrictions with respect to an award; provided that any such acceleration or lapse may only occur with respect to a participant who is an employee or non-employee director if the Change in Control occurs and the participant’s employment is terminated without “Cause” or by the participant for “Good Reason,” as those terms are defined in the Amended Plan. A “Change in Control” of First Financial is defined in the Amended Plan.

13

No Re-Pricing of Options or SARs	The Amended Plan prohibits “re-pricing” of Options and SARs without shareholder approval, including re-pricing by exchange for cash or a new or different type of award.

Clawback and Forfeiture Provisions	The Amended Plan authorizes the Compensation Committee to provide for the forfeiture or reduction of awards if a recipient competes with First Financial, engages in activity detrimental to the business or reputation of First Financial, or breaches any agreement or covenant with First Financial (such as a non-solicitation, non-disclosure or confidentiality). Awards granted under the Amended Plan are also subject to recovery by First Financial as set forth in the clawback provisions in the Amended Plan.

Administered by an Independent Committee	The Amended Plan will be administered by the Compensation Committee of the Board. Each of the members of the Compensation Committee qualifies as “independent” under the listing standards of the NASDAQ National Market.

Available Common Shares and Limitations on Awards

Total Common Shares Authorized

The total number of Common Shares that may be issued under the Amended Plan will equal (i) 1,750,000 shares plus (ii) the number of Common Shares that are available for issuance under the 2012 Stock Plan as of the date on which this Amended Plan is adopted by the shareholders (413,773 remain available under the 2012 Stock Plan as of March 27, 2017). The Board is asking our shareholders to authorize a number of Common shares available under the Amended Plan to a level that we believe will, on the basis of current expectations, be sufficient during the Amended Plan’s proposed five-year term.

Common Shares issued pursuant to the Amended Plan may be authorized and unissued shares or treasury shares. The number of Common Shares issuable under the Amended Plan is subject to adjustment as to the number and kind of shares in the event of stock splits, stock dividends or certain other changes in the capitalization of First Financial as described below.

Share Counting

Common Shares subject to an award that are withheld or repurchased by First Financial to satisfy a tax withholding obligation or that are tendered to First Financial to pay the exercise price of an Option or which are tendered in satisfaction of any condition to a grant of Restricted Stock will not again be available for issuance under the Amended Plan. In addition, the gross number of Common Shares covered by a SAR, to the extent it is exercised, will not again become available for issuance pursuant to the Amended Plan, regardless of the number of Common Shares used to settle the SAR upon its exercise. Any awards issued pursuant to the Amended Plan that are forfeited thereafter will again become available for grant under the Amended Plan.

Limitations on Awards

The Amended Plan provides for the following limitations on awards granted under the Amended Plan:

ISOs. The maximum number of Common Shares that may be issued under the Amended Plan as incentive stock options or ISOs is 500,000 shares.

Maximum Annual Option/SAR Grant to a Participant. The maximum number of Common Shares as to which a participant may receive Options or SARs in any calendar year is 250,000 shares.

Limitation on Performance-Based Awards to a Participant. The maximum number of Common Shares subject to awards granted to any Employee participant in any calendar year (other than Options and SARs) that are intended to qualify as “performance-based” in accordance with Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), may not exceed 250,000 shares or, in the event such award is settled in cash, an amount equal to the fair market value (as determined in accordance with the Amended Plan) of such number of Common Shares on the date the award is settled.

Plan Limitations on Restricted Stock and Stock Unit Grants. The maximum number of Common Shares that may be subject to grants of Restricted Stock and Stock Units under the Amended Plan is 1,750,000 Common Shares, plus the number of Common Shares available for awards under the 2012 Stock Plan as of the date on which this Amended Plan is adopted by the shareholders, in the aggregate.

14

Award Grants to Non-Employee Directors. The maximum number of Common Shares as to which a non-employee director may receive awards under the Amended Plan in any twelve-month period is 40,000 shares.

The Common Share limitations described above are subject to adjustment by the Committee as to the number and kind of shares in the event of stock splits, stock dividends or certain other changes in the capitalization of First Financial.

Administration of the Amended Plan

The Amended Plan will be administered by the Compensation Committee of the Board, which is comprised solely of independent directors of First Financial. The Amended Plan provides that, to the extent the Board determines it is appropriate for the compensation realized from awards under the Amended Plan to be considered “performance based” compensation under Section 162(m) of the Code, the Committee shall be composed of two or more members who are “outside directors” within the meaning of Section 162(m) of the Code, and, to the extent the Board determines it is appropriate for awards under the Amended Plan to qualify for the exemption available under SEC Rule 16b-3(d)(1) or Rule 16b-3(e) promulgated under the Securities Exchange Act of 1934, the Committee shall be composed of two or more members who are “non-employee directors” within the meaning of Rule 16b-3. The Committee has the power in its discretion to grant awards under the Amended Plan, to determine the terms of such awards, to interpret the provisions of the Amended Plan and to take action as it deems necessary or advisable for the administration of the Amended Plan.

Termination and Amendment of the Amended Plan

Unless earlier terminated by the Board or the Committee, the Amended Plan will terminate five (5) years after the date it is approved by our shareholders, which is expected to occur at the Annual Meeting.

In addition, the Board or the Committee may, at any time and for any reason, suspend or terminate the Amended Plan or from time to time amend the Amended Plan, provided that any amendment will be submitted to our shareholders for approval if such shareholder approval is required by federal or state law or regulation or the rules of Nasdaq (or any other stock exchange on which the Common Shares may then be listed or quoted). Even if the Amended Plan is suspended or terminated, the Committee will still retain authority to exercise powers given to it under the Amended Plan with respect to awards granted before the suspension or termination.

Eligibility and Participation

Any employee of First Financial or its subsidiaries or any non-employee director of First Financial is eligible to receive an award under the Amended Plan. As of March 27, 2017, there were approximately 1,488 employees and 12 non-employee Directors eligible to participate in the Amended Plan.

Options and SARs

Options entitle the option holder to purchase shares at a price established by the Committee. Options may be either ISOs or NQSOs. ISOs may only be granted to qualifying employees. SARs entitle the SAR holder to receive cash or Common Shares equal to the positive difference (if any) between the exercise price and the fair market value of the Common Shares underlying the SAR on the exercise date. We do not currently have a practice of awarding Options or SARs to employees or directors. The Amended Plan provides for a definition of “fair market value.”

Exercise Price

The exercise price of an Option or SAR granted under the Amended Plan may not be less than the fair market value of the underlying Common Shares on the date of grant. The Amended Plan prohibits any repricing, replacement, re-grant or modification of Options or SARs that would reduce the exercise price of the Options or SARs without shareholder approval, other than in connection with a change in our capitalization or certain corporate transactions described below in “Adjustment of Plan Shares.”

Vesting/Expiration of Options and SARs

The Committee determines the terms under which Options and SARs vest and become exercisable. Option awards may contain provisions that allow the option holder to exercise the Option after his or her termination of service due to death or disability or for such other reason established by the Committee. Any part of the Option that has not been exercised by the end of the Option term expires and is forfeited. Option and SAR terms may not exceed 10 years from the date of grant. The Amended Plan provides that Options and SARs will be subject to a minimum service requirement or a minimum performance requirement (or both) of not less than one year before they can vest, except that (i) up to 5% of the Common Shares available under the Amended Plan may be granted under awards of Options, SARs, Restricted Stock or Stock Units that have a vesting requirement of less than one year and (ii) subject to the “double trigger” requirements of the Amended Plan, awards may vest prior to one year as a result of a Change in Control or as a result of death or disability (the “Vesting Limitation Exception”).

15

Exercise of Options

An option holder may exercise an Option by completing the required steps as specified by the record keeper. The Option holder must state the number of Common Shares for which the Option is being exercised and must tender payment for the Common Shares. The Committee may, in its discretion, accept cash, check or electronic funds transfer, previously acquired Common Shares (valued at the fair market value on the date of exercise) and held for the period required by the Committee. In the alternative, the Committee may reduce the number of Common Shares deliverable upon exercise of the Option through an established net exercise process or the Committee may permit payment through a broker-facilitated cashless exercise program. Section 6.7(b) of the Amended Plan provides that the Committee may incorporate a provision in an Option Agreement that gives the option holder the right to surrender his or her Option in whole or in part in lieu of the exercise of such Option and to receive a payment in cash or Common Shares (as determined by the Committee), or a combination of cash and Common Shares, equal in amount of the date of exercise to (i) the number of Common Shares with respect to which the Option surrender right is exercised multiplied by (ii) the positive difference between the fair market value of a Common Share on such date over the Option exercise price.

Exercise of SARs

Upon exercise of a SAR, a participant will be entitled to receive cash or Common Shares, or a combination of both, as specified in the award agreement, having an aggregate fair market value equal to the excess of (i) the fair market value of one Common Share on the date of exercise, over (ii) the SAR exercise price, multiplied by the number of Common Shares covered by the SAR or the number being exercised.

Termination of Options and SARs

In the event that a participant’s service with First Financial and all of its subsidiaries terminates prior to the expiration of an Option or SAR, the participant’s right to exercise vested Options or SARs generally terminates, provided that the Committee may specify in the applicable Option or SAR agreement those circumstances in which the participant may exercise his or her Option after termination of service.

Restricted Stock Awards

First Financial may grant Restricted Stock to employees and non-employee directors. Such awards may vest as a result of continued service to First Financial and may vest upon achievement of applicable performance criteria established by the Committee; provided, that Restricted Stock awards will be subject to a minimum service requirement or a minimum performance requirement (or both) of not less than one year before they can vest, subject to the Vesting Limitation Exception describe above.

Restricted Stock granted to a participant may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. In the event a participant’s service with First Financial and its subsidiaries terminates prior to the vesting of a Restricted Stock award, that award will be forfeited unless the terms of the award, as approved by the Committee at the time of grant, provide (subject to the Amended Plan’s minimum vesting requirements) for accelerated vesting or continued vesting. The Committee may impose additional restrictions on a participant’s right to dispose of or to encumber Restricted Stock, including satisfaction of performance objectives.

Stock Unit Awards

First Financial may grant Stock Unit grants under the Amended Plan. An award of Stock Units gives the recipient the right to receive, upon exercise of the Stock Units, (a) a cash payment based upon the fair market value of the number of Common Shares provided for in the award agreement at the time of exercise of the Stock Units, (b) the Common Shares specified in the Stock Unit award, or (c) the right to receive a combination of cash and Common Shares. Stock Unit awards may vest as a result of continued service to First Financial or upon the achievement of applicable performance criteria established by the Committee; provided, that Stock Units granted under the Amended Plan will be subject to a minimum service requirement or minimum performance requirement of not less than one year before they can vest, subject to the Vesting Limitation Exception. In the event a participant’s service with First Financial and its subsidiaries terminates prior to the vesting of a Stock Unit award, that award will be forfeited unless the terms of the award, as approved by the Committee at the time of grant and subject to the Amended Plan’s minimum vesting requirements, provide for accelerated vesting or continued vesting.

16

Performance-Based Compensation

The Committee may specify that the grant, retention, vesting, or issuance of any award under the Amended Plan (whether in the form of an Option, SAR, Restricted Stock or Stock Unit) or the amount to be paid out under any award, will be subject to or based on performance objectives or other standards of financial performance and/or personal performance evaluations, whether or not established and administered in accordance with the requirements of Section 162(m) of the Code (“Section 162(m)”) for awards intended to qualify as performance-based compensation.

Establishment of Performance Goals for Performance-Based Compensation under Code Section 162(m)

Section 162(m) generally provides that First Financial may not deduct compensation paid to certain of its executive officers in excess of $1 million in any one year. However, compensation that qualifies as “performance-based compensation” for purposes of Code Section 162(m) is exempt from the $1 million limitation on tax deductibility. If the Amended Plan is approved by shareholders, First Financial will be authorized, but not required, to grant awards under the Amended Plan that are intended to meet the requirements for performance-based compensation. Awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) are sometimes referred to herein as “performance awards.” See “U.S. Federal Income Tax Consequences – Section 162(m).”

Section 7.2(c) of the Amended Plan provides that if, at the time of grant, the Committee intends that a Restricted Stock or Stock Unit award will qualify as performance-based compensation within the meaning of Section 162(m), the Committee must establish performance goals for the applicable performance period no later than 90 days after the performance period begins (or by such other date as may be required under Section 162(m).

At the beginning of each performance period, the Committee will establish performance goals applicable to the performance awards. These performance goals will be objectively measurable and will be based upon or relate to the achievement of a specified percentage or level of one or more of the following performance measures, subject to any objectively verifiable adjustment(s) permitted and pre-established by the Committee in accordance with Section 162(m), as determined by the Committee in its sole discretion:

Assets	Average Total Common Equity	Deposits
Earnings Per Share	Economic Profit Added	Efficiency Ratio
Gross Margin	Gross Revenue	Internal Rate Of Return
Loans	Net Charge-Offs	Net Income
Net Income Before Tax	Net Interest Income	Non-Interest Expense
Non-Interest Income	Non-Performing Assets	Operating Cash Flow
Pre-Provision Net Revenue	Return On Assets	Return On Equity
Return On Risk Weighted Assets	Return On Sales	Share Price
Tangible Equity	Total Shareholder Return

Performance goals may be based on one or more business criteria, one or more of our business units or divisions, our subsidiaries or affiliates, or First Financial as a whole, and if so desired by the Committee, by comparison with a peer group of companies. Performance awards granted under the Amended Plan may contain such additional terms and conditions, not inconsistent with the terms of the Amended Plan, as the Committee may determine, provided that, if the performance awards are intended to qualify as performance-based compensation under Section 162(m), such additional terms and conditions are also not inconsistent with Section 162(m).

Following the end of each performance period, the Committee will certify the level of achievement with respect to each performance measure and determine the corresponding amount payable with respect to the applicable award. In determining the amount payable with respect to an award, the Committee may exercise its discretion to adjust the amount payable with respect to the award, but may not exercise discretion to increase the amount payable under an award to the extent the award is intended to satisfy the requirements of performance-based compensation under Section 162(m).

Other Plan Features

Limited Transferability of Awards

Unless the Committee determines otherwise, awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and during the participant’s lifetime, may be exercised only by the participant (or his personal representative or guardian if the participant is incapacitated).

Tax Withholding

The Committee may require payment, or withhold payments made pursuant to awards, to satisfy applicable withholding tax requirements.

Adjustment of Plan Shares

In the event we have a stock dividend or stock split, or we have a corporate transaction, such as a reorganization, separation or liquidation, merger, consolidation or similar transaction that affects First Financial’s capitalization, the Committee will adjust in an equitable manner the number, kind or class of shares reserved under the Amended Plan and the individual and aggregate limits imposed on grants to the extent required to preserve the economic value of the awards, subject to certain limitations set forth in the Amended Plan. The Board will make similar adjustments to shares underlying any grant previously made of Restricted Stock and any related grant or forfeiture conditions and to shares related to previously granted Options and the option exercise price and to SARs and the SAR exercise price. If we assume awards or grant substitute awards in a corporate transaction for awards previously granted by another company we acquire, such substitute awards will not reduce the shares authorized for issuance under the Amended Plan or any individual or aggregate annual limits.

Change in Control

Section 10.1 of the Amended Plan provides that the Committee may provide in any Award Agreement for provisions relating to a Change in Control, as that term is defined in the Amended Plan, including, without limitation, the acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards; provided, however, that, in addition to any conditions provided for in the Award Agreement, any acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards in connection with a Change in Control may occur with respect to any participant who is an employee only if (i) the Change in Control occurs and (ii) the participant’s employment with First Financial or any of its subsidiaries is terminated without Cause or by the Participant for Good Reason within 18 months (or such shorter period that is set forth in the award agreement) following such Change in Control. The terms “Cause” and “Good Reason” are defined in the Amended Plan.

Section 10.2 of the Amended Plan provides that, unless otherwise determined by the Committee, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of First Financial with or into any other entity or any transaction in which another person or entity acquires all of the issued and outstanding Common Shares or all or substantially all of the assets of First Financial and its subsidiaries, an outstanding award may be assumed or an award of equivalent value may be substituted by such successor entity or a parent or subsidiary of such successor entity, and such an assumption or substitution shall not be deemed to violate this Amended Plan or any provision of any award agreement.

Under Section 10.3 of the Amended Plan, except as otherwise determined by the Committee, if an award under the Amended Plan is subject to performance goals, in the event of a Change in Control, all incomplete performance periods in respect of such award in effect on the date the Change in Control occurs will end on the date of the Change in Control and the Committee shall (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available and (ii) cause to be paid to the participant a pro-rated award (based on each completed day of the performance period prior to the Change in Control) based upon the Committee’s determination of the degree of attainment of the applicable performance goals or, if not determinable, assuming that the applicable target levels of performance have been attained (or on such other basis as the Committee determines to be appropriate); provided that in no event shall a participant become entitled to a payout in excess of the target level payout with respect to a performance goal for which the Committee has not determined the actual level of achievement.

Rights as Shareholders

Until exercised, holders of Options will have no rights as a shareholder with respect to those Options. With respect to shares of Restricted Stock, except as limited by the Amended Plan or award agreement, the recipient shall have all of the voting rights of a shareholder of First Financial with respect to the same class of shares as are represented by such Restricted Stock. With respect to SARs and Stock Units exercisable for Common Shares, a participant shall have no voting rights with respect to such awards until the shares underlying such awards are properly issued to the participant.

In no event may cash dividends paid with respect to Restricted Stock or Stock Units become payable before the date such Restricted Stock or Stock Units have become fully vested and nonforfeitable. Any cash dividends paid with respect to unvested shares of Restricted Stock shall be withheld by First Financial for the award holder’s account. The cash dividends so withheld by First Financial will be distributed to the award holder in cash or, at the discretion of the Committee, in Common Shares equal to the fair market value of the amount of such dividends upon the vesting and release of restrictions on such Restricted Stock and, if such Restricted Stock is forfeited, then the award holder shall have no right to, and will forfeit, such dividends. Unless otherwise set forth in the applicable award agreement which evidences a Stock Unit grant, cash dividends will be treated as reinvested in Common Shares at the fair market value of such shares on the date of payment of such dividend and will increase the number of Common Shares subject to such Stock Unit grant. If a Common Share dividend is declared on a share of Restricted Stock, such dividend will be treated as part of the grant of the related Restricted Stock, and a participant’s interest in such dividend will be forfeited or shall become vested at the same time as the Common Shares with respect to which the dividend was paid is forfeited or becomes vested and nonforfeitable. Unless otherwise set forth in the applicable award agreement, if a Common Share dividend is declared on any Common Shares described in a Stock Unit grant, such dividend shall increase the number of Common Shares described in such Stock Unit grant, but shall only be issuable if and when the related Stock Unit becomes exercisable.

U.S. Federal Income Tax Consequences

Options

There are no federal income tax consequences to a participant or to First Financial upon the grant of an ISO or an NQSO under the Amended Plan.

Upon exercise of an NQSO, the option holder generally recognizes ordinary income in an amount equal to: (i) the fair market value of the acquired shares on the date of exercise, reduced by (ii) the exercise price the participant pays for the shares received in the exercise. Provided First Financial satisfies applicable reporting requirements, it is entitled to a tax deduction in the same amount as the participant includes as ordinary income.

An Option retains its status as an ISO during the period the option holder is an employee and, if the ISO does not expire at termination of employment, for three months after such termination of employment (with certain exceptions for death and disability). Upon the exercise of an ISO, an option holder generally recognizes no immediate taxable income. When the option holder sells shares acquired through the exercise of an ISO, the gain is treated as long-term capital gain (or the loss is a long-term capital loss) unless the sale is a “disqualifying disposition.” A “disqualifying disposition” occurs if the option holder sells shares acquired on exercise within two years from the grant date of the ISO or within one year from the date of exercise. On a disqualifying disposition, the option holder includes the gain realized on the sale of the shares as ordinary income (or ordinary loss). Gain (or loss) is determined by subtracting the exercise price paid from the greater of (i) the fair market value of the shares on the exercise date, or (ii) the amount realized by the option holder on the date of sale. The gain may constitute a tax preference item for computing the participant’s alternative minimum tax.

Generally, First Financial will not be entitled to any tax deduction for the grant or exercise of an ISO. If, however, the sale of shares acquired through exercise of an ISO is a disqualifying disposition, then provided it satisfies applicable reporting requirements, First Financial will be entitled to a deduction in the same amount the participant includes in income.

SARs

There are no federal income tax consequences to either a participant or First Financial upon the grant of a SAR. However, the participant generally will recognize ordinary income upon the exercise of a SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares received upon exercise. Provided it satisfies applicable reporting requirements, First Financial will be entitled to a deduction equal to the amount included in the participant’s income.

Restricted Stock

Except as otherwise provided below, there are no federal income tax consequences to either a participant or to First Financial as a result of the grant of Restricted Stock. The participant recognizes ordinary income in an amount equal to the fair market value on the date of vesting of the Restricted Stock. Subject to Section 162(m), and provided First Financial satisfies applicable reporting requirements, it will be entitled to a corresponding deduction. Notwithstanding the above, a recipient of a Restricted Stock grant that is subject to a substantial risk of forfeiture may make an election under Section 83(b) of the Code, within 30 days after the date of the grant, to recognize ordinary income as of the date of grant and First Financial will be entitled to a corresponding deduction at that time.

Stock Units

When a Stock Unit is settled, the participant will recognize ordinary income in an amount equal to the fair market value of the Common Shares received or, if the Stock Unit is paid in cash, the amount paid.

Golden Parachute Payments

Awards that are granted, accelerated or enhanced upon the occurrence of, or in anticipation of, a change in control of First Financial may give rise, in whole or in part, to “excess parachute payments” under Section 280G and Code Section 4999. With respect to any excess parachute payment, the participant would be subject to a 20% excise tax on, and First Financial would be denied a deduction for, the “excess” amount.

Section 162(m)

As previously discussed, Section 162(m) generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers (generally, our NEOs excluding the principal financial officer) to the extent such compensation exceeds $1 million per officer in any year. Certain limited exceptions to Section 162(m) apply with respect to “performance-based compensation” that complies with conditions imposed by Section 162(m) rules, provided the material terms of such performance goals are disclosed to and approved by shareholders, as we have asked shareholders to do at the Annual Meeting. Options, SARs and performance awards granted under the Amended Plan and described above are intended to constitute qualified performance-based compensation eligible for such exceptions.

409A

We intend that, to the extent any provisions of the Amended Plan or any awards granted under the Amended Plan are subject to Section 409A of the Code (which relates to nonqualified deferred compensation), they will be interpreted and administered in good faith in accordance with Section 409A requirements and that the Committee will have the authority to amend any outstanding awards so that they are in compliance with Section 409A or qualify for an exemption from Section 409A. First Financial will not indemnify any participant for taxes or penalties imposed by Section 409A. To the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Amended Plan during the six (6) month period immediately following the participant’s termination of employment or service will instead be paid on the first payroll date after the six-month anniversary of the participant’s separation from service (or the participant’s death, if earlier).

New Plan Awards

The amount of each employee participant’s awards, if any, for 2017 will be determined in the discretion of the Committee and therefore cannot be calculated as of the date of this Proxy Statement. As a result, we cannot determine the number or type of awards that will be granted under the Amended Plan to any employee participant in 2017. Since the adoption of the 2012 Stock Plan, we have only granted Restricted Stock thereunder. On the date of the Annual Meeting, the Company will make an award to each of the Company’s non-employee directors of shares of Restricted Stock having a market value (based on the closing price on the date of grant) of $27,500, with the Chairman of the Board receiving an additional award equal to $4,000 The following table sets forth all of the Restricted Stock granted to each of our executive officers and the groups identified below since the adoption of the 2012 Stock Plan through March 27, 2017.

Name/Title of Individual or Identity of Group	Number of Shares of Restricted Stock
Claude E. Davis, Chief Executive Officer (First Financial Bancorp and First Financial Bank)	229,700
John M. Gavigan, Chief Financial Officer (First Financial Bancorp and First Financial Bank)	17,580
C. Douglas Lefferson, Chief Credit Officer (First Financial Bank)	71,767
Anthony M. Stollings, President and Chief Operating Officer (First Financial Bancorp); President, Consumer Banking and Chief Operating Officer (First Financial Bank)	49,004
Richard S. Dennen, President, Commercial Finance (First Financial Bank)	94,703
All current executive officers as a group	567,714
All current directors who are not executive officers as a group (12 directors)	30,232
Each nominee for election as a director	30,232
Each other person who received or is to receive five percent or greater of the awards under the 2012 Stock Plan	N/A
All employees, including current officers who are not executive officers, as a group	909,886

Equity Compensation Plan Information

The 2012 Stock Plan is First Financial’s only equity compensation plan available for grants of new awards and it will expire for grants of new awards on May 22, 2017. While no new awards may be issued under the 1999 Stock Inventive Plan for Officers and Directors (the “1999 Plan”), options do remain outstanding under the 1999 Plan as of March 27, 2017. Set forth below is a summary of the number of Common Shares that may be issued upon exercise of outstanding stock-based awards granted under the 2012 Stock Plan and the 1999 Plan, as well as a summary of the number of Common Shares remaining available for future awards under these Plans, in each case as of March 27, 2017. The Common Shares remaining available for future awards under the 2012 Stock Plan as of the date this Plan is approved by the shareholders will be available for grant under this Plan until the Plan’s expiration on May 22, 2017.

Plan category	Number of securities to be issued upon exercise of outstanding options, warranties and rights	Weighted-average exercise price of outstanding options, warranties and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)(1)	(c)(1)
Equity compensation plans approved by shareholders	113,307	$12.08	413,773

Equity compensation plans not approved by shareholders	NA	NA	NA

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE FIRST FINANCIAL BANCORP. AMENDED AND RESTATED 2012 STOCK PLAN.

Proposal 3 -- Ratify the Appointment of Crowe Horwath LLP as our Independent Registered Public Accounting Firm for 2017

Our Audit Committee has appointed Crowe Horwath LLP (“Crowe Horwath”) as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year. Our Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm. The Audit Committee is also responsible for the negotiation of audit fees payable to Crowe Horwath. While the Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal, if shareholders do not ratify the appointment, the Audit Committee will consider whether or not to retain Crowe Horwath in the future. Even if the appointment is ratified, our Audit Committee, at its discretion, may change the appointment at any time if it determines that doing so would be in the best interests of the Company and its shareholders.

No formal statement by representatives of Crowe Horwath is anticipated at the Annual Meeting.

Accounting Firm Fees

The following table sets forth the aggregate fees billed for audit services, as well as fees billed with respect to audit-related, tax and all other services, provided by Ernst & Young LLP (2015) and Crowe Horwath (2016) to the Company and its related entities for the last two fiscal years. Any engagement of the Company’s independent registered public accounting firm for permissible audit, audit-related, tax and other services are preapproved by the Audit Committee. The Audit Committee may provide a general preapproval for a particular type of service or require specific preapproval.

Fees by Category	2016	2015
Audit Fees	$600,000	$1,021,500
Audit-Related Fees	62,000	223,250
Tax Fees	156,645	0
All Other Fees	199,835	0
TOTAL	$1,018,480	$1,244,750

Description of Services:

Audit Fees consist of fees billed for professional services rendered in connection with the audit of our annual consolidated financial statements and internal control over financial reporting, review of consolidated financial statements included in Form 10-Qs, review of certain periodic reports and other documents filed with the SEC, and services that are normally provided in connection with statutory or regulatory filings or engagements.

Audit-Related Fees in 2016 consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, including employee benefit plan audits. Audit fees in 2015 consist of similar services related to employee benefit plan audits and additional due diligence in connection with mergers and acquisitions, services performed in connection with the issuance of subordinated debt offerings, equity offerings or capital instruments, and attestation or audit services that are not required by statute or regulation.

Tax Fees consist of fees for professional services for tax compliance, tax planning, and tax advice such as advice related to mergers and acquisitions and employee benefit plans.

All Other Fees in 2016 include fees related to compliance risk assessment and regulatory compliance audit services.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Crowe Horwath served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2106. Ernst & Young LLP (“Ernst & Young”) served as the Company’s independent registered public accounting firm as of December 31, 2015 and for the two years then ended December 31, 2015. During 2015, the Audit Committee conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2016. On August 25, 2015, the Audit Committee approved the appointment of Crowe Horwath as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The decision of the Audit Committee was also approved by the Company’s Board of Directors. Ernst & Young completed the audit of the Company’s 2015 consolidated financial statements.

The audit reports of Ernst & Young on the Company’s consolidated financial statements as of December 31, 2015 and for the two years ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the years ended December 31, 2015 and 2014, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their reports. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (“SEC”) occurred during the fiscal years ended December 31, 2015 and 2014.

During the fiscal years ended December 31, 2015 and 2014 and through the completion of the 2015 audit, neither the Company nor anyone acting on its behalf consulted Crowe Horwath regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was the subject of a disagreement with Ernst & Young within the meaning of Item 304(a)(1)(iv) of Regulation S-K of the SEC, or any “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC.

Report of the Audit Committee

In accordance with its written charter, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles and on the Company’s internal control over financial reporting. In this context, the Audit Committee has reviewed and discussed with management and Crowe Horwath the audited financial statements for the year ended December 31, 2016 and Crowe Horwath’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has discussed with Crowe Horwath the matters that are required to be discussed by Auditing Standards No. 16 (Communications with Audit Committees) as amended and adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

Crowe Horwath has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Crowe Horwath that firm’s independence. The Audit Committee has concluded that Crowe Horwath’s provision of audit and non-audit services to First Financial and its affiliates is compatible with Crowe Horwath’s independence.

The Audit Committee discussed with the Company’s internal auditors and Crowe Horwath the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and with Crowe Horwath, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC.

Audit Committee

Peter E. Geier, Chair
David S. Barker
William J. Kramer
Maribeth S. Rahe

Proposal 4 – Non-Binding, Advisory Vote to Approve Executive Officer Compensation

We are asking our shareholders to approve, on a (non-binding) advisory basis, the compensation of the Company’s named executive officers (“named executive officers” or “NEOs”) identified in the Summary Compensation Table included in the Executive Compensation portion of this proxy statement beginning at page 36. While this vote is advisory, and not binding on our Company, it will provide information to us regarding shareholder sentiment about our compensation principles and objectives and may be considered in future executive compensation related decisions. As determined by our shareholders at the 2011 Annual Meeting of Shareholders, we request this advisory approval each year.

We strongly encourage you to review the Executive Compensation - Compensation Discussion and Analysis section of this proxy statement as well as the Summary Compensation Table and other related compensation tables for detailed information about the compensation of our NEOs when making your voting decision on this proposal.

We believe our compensation program has contributed to our Company’s recent and long-term successes. Our compensation philosophy is based on the following guiding principles and that our executive compensation programs:

●	Drive alignment between Company strategy, executive pay, and shareholder value creation;
●	Drive alignment between an executive’s performance and the interests of shareholders by tying compensation to our Company’s performance, also known as “Pay for Performance;”
●	Attract, motivate, and retain key talent to deliver consistent, long-term performance; and
●	Incorporate proper governance practices to prevent or mitigate inappropriate risk-taking.

We believe information provided in the Executive Compensation portion of this proxy statement demonstrates that our executive compensation program has been designed appropriately to ensure our management’s interests are aligned with our shareholders’ interest to support long-term value creation and to differentiate pay based on our performance within our peer group.

Your vote is requested on the following resolution:

RESOLVED, that the shareholders of First Financial Bancorp approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the proxy statement for the Company’s 2017 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

Proposal 5 – Non-Binding, Advisory Vote to Recommend the Frequency of Approval of Executive Officer Compensation

The Dodd-Frank Act allows our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal 5, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one, two or three calendar years.

The Board believes that shareholders should have an annual opportunity to provide input on our named executive officer compensation programs and policies. The Board’s determination was based upon the premise that named executive officer compensation is evaluated, adjusted and approved on any annual basis by the Board upon a recommendation from the Compensation Committee and the Board’s belief that investor sentiment should be a factor taken into consideration by the Committee in making its annual recommendation. By providing an advisory vote on executive compensation on an annual basis, our shareholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

For the reasons discussed above, the Board recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of First Financial Bancorp (the “Company”) hold a shareholder advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, on an annual basis.

You may cast your vote on your preferred voting frequency by choosing from the options of one year, two years or three years, or abstain from voting. Because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY CALENDAR YEAR.

Share Ownership

Principal Shareholders

The table below identifies all persons known to us to own beneficially more than 5% of our outstanding common shares as of the record date for the Annual Meeting (March 27, 2017).

	Amount and Nature of Beneficial Ownership of Common Shares	Percentage of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	7,146,220 [1]	11.5%

The Vanguard Group Inc. 100 Vanguard Blvd. Malvern, PA 19355	5,347,449 [2]	8.63%

Vaughan Nelson Investment Management, L.P. 600 Travis Street, Suite 6300 Houston, TX 77002	3,321,232 [3]	5.4%

[1] Information based upon a Schedule 13G/A filed on January 12, 2017. As of December 31, 2016, BlackRock had sole voting power for 6,999,540 and sole dispositive power for 7,146,220 shares.

[2] Information based on a Schedule 13G/A filed on February 10, 2017. As of December 31, 2016, Vanguard had sole power to vote for 73,382 shares; sole dispositive power for 5,267,645 shares; and shared dispositive power for 79,804 shares.

[3] Information based on a Schedule 13/G filed on February 14, 2017. As of December 31, 2016, Vaughan Nelson had sole power to vote for 2,385,825 shares; sole dispositive power for 3,180,800 shares; and shared dispositive power for 140,432 shares.

Shareholdings of Directors, Executive Officers and Nominees for Director

The following table shows the number of shares of First Financial beneficially owned, as of March 27, 2017, by each director and nominee for director of the Company, each of the named executive officers listed in the Summary Compensation Table provided in the Executive Compensation portion of this proxy statement, and all executive officers and directors of the Company as a group. None of the individuals in the following table owned one percent or greater of the Company’s outstanding common shares.

A beneficial owner of shares is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause a sale or other disposition of the shares. A person is also considered the beneficial owner of shares to which that person has the right to acquire beneficial ownership within 60 days. For this reason, the following table includes share options that are exercisable and that will become exercisable within 60 days.

		Amount and Nature of Beneficial Ownership
Name	Position	Common Shares Beneficially Owned Excluding Options	Stock Options Exercisable within 60 days of Record Date[1]	Total Common Shares Beneficially Owned
Non-Employee Directors
J. Wickliffe Ach	Director and Nominee	18,610[2]	0	18,610
David S. Barker	Director and Nominee	21,107[2]	0	21,107
Cynthia O. Booth	Director and Nominee	13,653[2]	0	13,653
Corinne R. Finnerty	Director and Nominee	52,960[2,5]	0	52,960
Peter E. Geier	Director and Nominee	37,083[2]	0	37,083
Murph Knapke	Director and Nominee	66,896[2]	0	66,896
Susan L. Knust	Director and Nominee	37,479[2,6]	0	37,479
William J. Kramer	Director and Nominee	25,594[2]	0	25,594
Jeffrey D. Meyer	Director and Nominee	40,681[2,7]	0	40,681
John T. Neighbours	Director and Nominee	4,773[2]	0	4,773
Richard E. Olszewski	Director and Nominee	42,016[2,8]	0	42,016
Maribeth S. Rahe	Director and Nominee	24,143[2]	0	24,143
Named Executive Officers
Claude E. Davis	Director, Nominee and CEO	387,583[3]	0	387,583
John M. Gavigan	Chief Financial Officer	16,681[3]	0	16,681
Richard S. Dennen	President, Commercial Finance	85,743[3]	0	85,743
C. Douglas Lefferson	Chief Credit Officer	105,204[3]	38,409	143,613
Anthony M. Stollings	President, Chief Operating Officer of First Financial Bancorp; EVP, Chief Operating Officer and President, Consumer Banking of First Financial Bank	66,384[3]	0	66,384
All executive officers, directors and nominees as a group (23 persons)		1,130,252[3]	38,409	1,168,661
Percent of outstanding shares held by this group:				1.88%[4]

1 None of the 38,409 options listed above have a strike price above the closing price of First Financial common stock on March 27, 2017, which was $26.55 per share.

2 Includes 1,405 restricted shares that vest on May 24, 2017 for all directors. Mr. Knapke, Chairman of the Board, received an additional 204 shares. Directors retain voting and dividend rights on unvested shares. However, dividends on unvested shares are held in escrow until vested. See “Board Compensation.

3 Includes unvested restricted shares (Davis—101,152; Gavigan – 9,426; Dennen—65,438; Lefferson—28,417; Stollings—20,739; and all executive officers as a group (11 persons)—271,165). Officers retain voting and dividend (subject to escrow until vesting) rights on unvested shares. For vesting schedules, see “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Fiscal Year-End.

4 No individual director or officer owns more than one percent of the outstanding shares.

5 Includes 20,086 shares jointly owned with spouse.

6 Includes 3,000 shares owned by spouse and 2,000 shares jointly owned with spouse.

7 Includes 518 shares owned by spouse.

8 Includes 13,213 indirect shares jointly owned with spouse.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than 10 percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of these forms received by the Company and written representations from certain reporting persons that they were not required to file a Form 5 for the specified fiscal year, the Company believes that all of its officers, directors and greater than 10 percent shareholders complied with all filing requirements applicable to them with respect to transactions completed in 2016.

Corporate Governance

General

We at First Financial are committed to conducting business according to our core Company Values and our Mission Statement. Our Mission Statement, Company Values, and our Code of Conduct (embodying our Mission Statement and Company Values) guide us in managing our business in line with high standards of business practices and in the best interest of our shareholders, clients, associates, and other stakeholders.

Our Mission We will exceed our clients’ expectations and satisfy their financial needs by building long-term relationships using a client-centered, value-added approach.
Our Values

Integrity. We steadfastly adhere to ethical principles and professional standards.

Respect. We value the diversity and individuality of each associate and client.

Responsiveness. We readily react to the needs and deadlines of our clients and co-workers.

Commitment. We are committed to doing whatever we can to meet the needs of our clients and other stakeholders.

Leadership. We believe that leadership should be encouraged and demonstrated at every level in our Company.

Excellence. Our business decisions and our service to every stakeholder should reflect the highest standards.

Code of Conduct

Our Board has adopted a Code of Conduct that applies to everyone at First Financial: our directors, officers and associates. The Code of Conduct identifies our commitment to our Values and our responsibilities to our stakeholders, including our clients, our shareholders, our fellow associates, our regulators, and our community. The Code of Conduct provides guidance on compliance with laws and regulations, non-discrimination, diversity and equal opportunity, protecting Company assets and confidential information, conflicts of interest, accuracy of records and information reporting, and our responsibilities to the communities in which we conduct business. The Code of Conduct also encourages associates to report any illegal or unethical behavior. All newly hired associates are required to certify that they have reviewed and understand the Code of Conduct. In addition, each year all other associates receive training and are asked to affirmatively acknowledge their obligation to follow the Code of Conduct.

Code of Ethics for the CEO and Senior Financial Officers

Our Board has also adopted a Code of Ethics for our chief executive officer and senior financial officers that provides further guidance about their responsibilities for full, fair, accurate, timely and understandable disclosure in the periodic reports we file with the SEC.

Corporate Governance Principles

We believe that effective corporate governance is built on adherence to a number of “best practices.” These practices are consistent with the Board’s responsibilities to effectively oversee the Company’s strategy, evaluate and compensate Company executives, and plan for management succession. Most importantly, these practices are believed to strengthen the Company and protect our shareholders’ interests. Accordingly, the Board has developed and follows our Corporate Governance Principles to set forth common procedures and standards relating to corporate governance. The Corporate Governance Principles cover, among other things, executive sessions of the Board, director qualifications, director responsibilities, director independence, voting for directors, limitations on membership on other boards, continuing education for members of the Board, and Board performance evaluations.

Policies and Procedures Relating to Complaints

The Audit Committee has approved procedures for the receipt, retention and treatment of reports or complaints to the Audit Committee regarding accounting, internal accounting controls, auditing matters and legal or regulatory matters. These procedures also provide for the submission by associates of confidential, anonymous reports to the Audit Committee of concerns regarding questionable accounting or auditing matters.

Please visit the Corporate Governance portion of our investor relations website (at www.bankatfirst.com/investor) to learn more about our corporate governance practices and access the following documents:

● Code of Conduct	● Code of Ethics for the CEO and Senior Financial Officers

● Corporate Governance Principles	● Charters for our Board Committees

Our Board’s Role in Risk Oversight

Assessing and managing risk is the responsibility of management of First Financial. Our Board, with the assistance of the Risk and Compliance Committee and other Board committees as discussed below, reviews and oversees our Enterprise Risk Management (“ERM”) program, which is designed to enable effective and efficient identification and management of critical enterprise risks and to facilitate the incorporation of risk consideration into decision-making. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk and promote visibility and constructive dialogue around risk at all levels of the organization.

The Company’s risk governance structure starts with each line of business being responsible for managing its own risks. In addition, the Board and executive management have appointed a Chief Risk Officer to support the risk-oversight responsibilities of the Board and its committees.

An Enterprise Risk Management Committee (“ERMC”) comprised of senior management is the senior most focal point within our Company to monitor, evaluate, and recommend comprehensive policies and solutions to deal with all aspects of risk and to assess the adequacy of any risk remediation plans in the Company’s businesses. Currently reporting up to the ERMC are various risk-related committees whose members are comprised of representatives from the lines of business, risk management, and senior management.

The Chief Risk Officer provides the Board with a quarterly risk profile of the Company, as well as a report on the risk exposure of the Company from the viewpoint of the ERMC. Under the ERM program, management develops a holistic portfolio of Company enterprise risks by facilitating business and function risk assessments, performing targeted risk assessments and incorporating information regarding specific categories of risk gathered from various internal Company operations. Management then develops risk response plans for risks categorized as needing management focus and response and monitors other identified risk focus areas. Management provides regular reports on the risk portfolio and risk response and monitoring efforts to the ERMC and to the Risk and Compliance Committee of our Board.

Our Board assumes a significant oversight role in risk management both through its actions as a whole and through its committees. Additional information concerning each of the following committees may be found in the “Corporate Governance – Board Committees” section of this proxy statement.

●	The Corporate Governance and Nominating Committee (“CGNC”) oversees our corporate governance functions.

●	The Compensation Committee evaluates, with our senior officers, risks posed by our incentive compensation programs and seeks to limit any unnecessary or excessive risks these programs may pose to us, in order to avoid programs that might encourage such risks.

●	The Audit Committee reviews our internal control systems to manage and monitor financial reporting and accounting risk with management and our internal audit department.

●	The Risk and Compliance Committee assists the Board in overseeing enterprise-wide risks, including credit, market, operational, technology, regulatory, legal, strategic, and reputation risks.

●	The Capital Markets Committee oversees the Company’s capital markets, treasury and capital planning activities.

While each of these committees is responsible for evaluating certain risks and overseeing the management of these risks, the entire Board is regularly informed through committee reports about such risks. Select members of management attend our Board and Board committee meetings (other than executive sessions) and are available for questions regarding particular areas of risk.

Director Independence

Our Board has determined that all of our directors, except our CEO, are independent directors as that term is defined in the Nasdaq Stock Market Marketplace Rules (the “Nasdaq Rules”). In addition, our Board has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is independent under such definition and that the members of the Audit Committee are independent under the additional, more stringent requirements of the Nasdaq Stock Market applicable to audit committee members. These determinations are made annually, most recently in February 2017.

Under the Nasdaq Rules and our Corporate Governance Principles, independent directors must not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of being a director. In making this determination, our Board reviews and evaluates transactions and relationships with Board members to determine the independence of each of the members. In making the independence determinations for each of the directors, the Board took into consideration the transactions and relationships disclosed in this proxy statement under “Review and Approval of Related Person Transactions” below.

Board Leadership Structure

The Chairman of our Board, Murph Knapke, is an independent director who presides over each board meeting and performs such other duties as may be incident to the office. Although our corporate documents would allow our chair to also hold the position of chief executive officer, our Corporate Governance Principles provide that these two positions must be separate. Our Board believes this separation allows our chair to provide additional independent oversight of management. The offices of the chair of the Board and the chief executive officer at the Company have been separate since 1997. In addition to our current Chairman, the Vice-Chair of our Board, J. Wickliffe Ach, is also an independent director.

All members of the Board of First Financial Bancorp also serve as directors of the Company’s subsidiary bank, First Financial Bank.

Board Self-Assessment

Our Board conducts a self-assessment annually, which our CGNC reviews and discusses with the Board. In addition, each of the committees of the Board is expected to conduct periodic self-assessments.

Evaluating Nominees and Electing Directors

Evaluating Nominees

The CGNC evaluates director candidates based upon criteria established by the committee and applies the same evaluation process to all director nominees regardless of whether the nominee is recommended by a shareholder or by the Company. The criteria evaluated by the committee may include, among other things, the candidate’s judgment, integrity, leadership ability, business experience, industry knowledge, public company experience, professional reputation, and ability to contribute to board member diversity (including, but not limited to gender, race, and ethnicity, as well as experience, geography, qualifications, attributes, and skills). The CGNC recognizes that diversity of the Board is an important part of its analysis as to whether the Board constitutes a body that possesses a variety of complementary skills and experiences. The committee also considers whether the candidate meets independence standards, is “financially literate” or a “financial expert” if appropriate for governance needs, is available to serve, and is not subject to any disqualifying factor. No single individual trait is given particular weight in the decision process.

Policy on Majority Voting

Although our Articles of Incorporation and Amended Regulations provide that director nominees who receive the greatest number of shareholder votes are automatically elected to the Board, our Board has adopted a policy on majority voting for the election of directors which is included in our Corporate Governance Principles. The majority voting policy requires nominees who receive a greater number of votes “withheld” from his or her election than votes “for” his or her election to tender his or her written resignation to the CGNC for consideration by the committee following the certification of the shareholder vote. This requirement applies only in an uncontested election of directors, which is an election in which the only nominees are persons nominated by the Board.

Upon its receipt of a resignation from a director who has not received the requisite shareholder vote, the CGNC will then consider the resignation and make a recommendation to the Board concerning whether to accept or reject such resignation. In making its recommendation to the Board, the committee will consider all factors deemed relevant by members of the committee, including the stated reason or reasons why shareholders who cast “withhold” votes for the director did so, the qualifications of the director (including, for example, whether the director serves on the Audit Committee of the Board as an “audit committee financial expert” and whether there are one or more other directors qualified, eligible, and available to serve on such committee in such capacity), and whether the director’s resignation from the Board would be in the best interest of First Financial and its shareholders.

The CGNC also will consider a range of possible alternatives concerning the director’s tendered resignation, including acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the committee to have substantially resulted in the “withheld” votes. The Board will take formal action on the committee’s recommendation no later than 90 days following the certification of the shareholder vote. In considering the committee’s recommendation, the Board will consider the information, factors and alternatives raised by the committee and such additional information, factors and alternatives as the Board deems relevant. We will publicly disclose, in a Form 8-K filed with the SEC, the Board’s decision, together with an explanation of the process by which the Board made its decision and, if applicable, the Board’s reason or reasons for rejecting the tendered resignation within four business days after the Board makes its decision.

Nominating Procedures

The CGNC will consider director candidates recommended by shareholders in accordance with the procedures outlined in the Amended Regulations. In order to be recommended for a position on the Board by the committee, a proposed nominee must, at a minimum, (i) be able to comply with the Company’s Corporate Governance Principles, and (ii) through a combination of experience and education, have the skills necessary to make an effective contribution to the Board.

In connection with next year’s Annual Meeting of Shareholders, the CGNC will consider director nominees recommended by shareholders provided that notice of a proposed nomination is received by the Company no later than February 22, 2018, as provided in the Amended Regulations. Notice of a proposed nomination must include the information outlined in the Amended Regulations and should be sent to First Financial Bancorp, Attention: Shannon M. Kuhl, Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, OH 45202.

Director Education

We recognize the importance of our directors keeping current on Company and industry issues and their responsibilities as directors. All new directors attend orientation training soon after being elected to the Board. The Board also encourages attendance at continuing education programs for Board members, which may include internal strategy or topical meetings, third-party presentations, and externally-offered programs.

Share Ownership Guidelines

We require directors to own First Financial shares equal to at least three times the director’s annual retainer, with a minimum of 4,000 shares, within three years of first becoming a director of the Company. All directors who have been non-employee directors for at least three years are in compliance with this requirement. We have also implemented stock ownership and retention guidelines for our named executive officers described further in the Executive Compensation portion of this proxy statement.

Succession Planning

In light of the critical importance of executive leadership to our success, we have instituted an annual succession planning process which is guided by the CGNC. The succession planning process addresses our chief executive officer position, the positions directly reporting to the chief executive officer, and senior-level managers enterprise-wide. Management regularly identifies high-potential executives for additional responsibilities, new positions, promotions, or similar assignments to expose them to diverse operations within the Company, with the goal of developing well-rounded and experienced senior leaders. The CGNC reports to the full Board on its findings and the Board deliberates in executive session on the CEO succession plan.

Board Meetings

During 2016, the Board held eight scheduled meetings. We believe it is important for our directors to participate in board and committee meetings. Directors who participate in fewer than 75% of scheduled board and committee meetings, or who do not attend the annual meeting of shareholders, unless excused by the Board, are subject to not being re-nominated to the Board. In 2016, all of the incumbent directors/nominees attended more than 75% of the scheduled meetings. All directors who were on the Board at the time attended the 2016 Annual Meeting of Shareholders.

The Board also held eight executive sessions in 2016 where only independent directors were present.

Board Committees

Our Board has established the following standing committees: Audit Committee, Capital Markets Committee, Compensation Committee, CGNC, and Risk and Compliance Committee. Each committee operates pursuant to a committee charter that is approved by the Board, which is the case for the CGNC Charter, or by the CGNC to whom the Board has delegated the authority to approve other committee charters. Each Board committee serves as a joint board committee of First Financial Bank in addition to being a Board committee of First Financial Bancorp.

The charters of the Audit, Compensation, Corporate Governance and Nominating, and Risk and Compliance Committees each comply with current Nasdaq Rules relating to charters and corporate governance. Each of these charters is available under the Corporate Governance portion of our investor relations website (at www.bankatfirst.com/investor).

Audit Committee

Members:

Peter E. Geier, Chair

David S. Barker

William J. Kramer (past Chair)

Maribeth S. Rahe

All members of the Audit Committee were determined to meet the independence and financial literacy standards of the Nasdaq Rules. Directors Kramer and Geier are “audit committee financial experts” for purposes of SEC regulations.

Number of Meetings in 2016: 9

Committee Primary Responsibilities:

■     Monitor the integrity of the consolidated financial statements of the Company.

■     Monitor compliance with the Company’s Code of Conduct and Code of Ethics for the CEO and Senior Financial Officers.

■     Evaluate and monitor the qualifications and independence of the Company’s independent auditors.

■     Evaluate and monitor the performance of the Company’s internal audit function and independent auditors, with respect to First Financial and its subsidiaries.

Compensation Committee

Members:

William J. Kramer, Chair

J. Wickliffe Ach

David S. Barker

Peter E. Geier

Susan L. Knust (past Chair)

All members of the Compensation Committee were determined to meet the independence standards of the Nasdaq Rules.

Number of Meetings in 2016: 4

Committee Primary Responsibilities:

■     Determine and approve the compensation of the CEO and each executive officer of the Company.

■     Evaluate the performance of the Company’s CEO for all elements of compensation and all other executive officers with respect to incentive goals and compensation.

■     Review and evaluate all equity and benefit plans of the Company.

■     Oversee the preparation of the compensation discussion and analysis and recommend to the full Board its inclusion in the annual proxy statement.

■     Annually review the incentive compensation arrangements to see that such arrangements do not encourage unnecessary and excessive risks that threaten the value of the Company.

■     Recommend to the Board compensation for non-employee directors.

Corporate Governance and Nominating Committee

Members:

J. Wickliffe Ach, Chair

Cynthia O. Booth

Corinne R. Finnerty

Susan L. Knust

Richard E. Olszewski

All members of the CGNC were determined to meet the independence standards of the Nasdaq Rules.

Number of Meetings in 2016: 3

Committee Primary Responsibilities:

■     Develop and periodically review the effectiveness of the Company’s Corporate Governance Principles.

■     Monitor and protect the Board’s independence.

■     Consult with the Chairman of the Board concerning the appropriate Board committee structures and appointment of members to each committee of the Board.

■     Establish procedures for the director nomination process and recommend nominees for election to the Board.

■     Oversee the formal evaluation of the Board and all Board committees, including any formal assessment of individual directors.

■     Review shareholder proposals and proposed responses.

■     Promote the quality of directors through continuing education experiences.

■     Annually delegate to the respective committees of the Board or to management, the authority and responsibility for reviewing and approving policies and procedures of the Board (including the board of directors of First Financial Bank) in connection with the Company’s ERM program.

Risk and Compliance Committee

Members:

Cynthia O. Booth, Chair

Corinne R. Finnerty

Jeffrey D. Meyer

John T. Neighbours

Richard E. Olszewski

All members of the Risk and Compliance Committee were determined to meet the independence standards of the Nasdaq Rules.

Number of Meetings in 2016: 4

Committee Primary Responsibilities:

■     Review with management the Company’s procedures and techniques and approve policies to measure the Company’s risk exposures and for identifying, evaluating and managing the significant risks to which the Company is exposed.

■     Review with management the Company’s policies, procedures, and practices involving compliance with applicable laws and regulations.

■     Monitor the Company’s risk management performance and obtain reasonable assurance that the Company’s risk management policies for significant risks are being adhered to.

■     Consider and provide advice to the Board on the risk impact of any strategic decision that the Board may be contemplating.

■     Periodically examine the risk and compliance cultures of the Company.

■     Periodically set the risk appetite for the Company and monitor compliance with the risk appetite statement including development of risk tolerances, targets and limits.

Capital Markets Committee Members: Maribeth S. Rahe, Chair David S. Barker William J. Kramer Jeffrey D. Meyer John T. Neighbours Number of Meetings in 2016: 4

Committee Primary Responsibilities:

■     Monitor the management of the purchase, sale, exchange, and other disposition of the investments of the Company, including review of management reports concerning current equity debt security investment positions.

■     Monitor the investment activities of the Company to ensure compliance with external regulations and the Company’s applicable policies including requirements relating to composition, diversification, credit risk, and yield.

■     Monitor the capital position of the Company and the capital management activities undertaken by the Company to ensure that capital levels are maintained in accordance with regulatory requirements and management directives.

■     Monitor and oversee interest rate risk, capital market activities, the investment portfolio, and capital planning of First Financial Bank.

2016 Board Compensation

Our Compensation Committee reviews the individual components and total amount of director compensation at least annually. The Compensation Committee will recommend changes in director compensation to the Board aided by its review of competitive pay data for non-employee directors of financial services companies in the Company’s peer group (described in the Compensation Discussion and Analysis – Market Competitiveness section of this proxy statement). It may recommend changes to director compensation based on its analysis of this competitive data. The Compensation Committee uses the same peer group for this purpose as used by the committee to determine competitive pay for named executive officers listed in the Summary Compensation Table (see Compensation Discussion and Analysis). The Compensation Committee has retained Willis Towers Watson to act as the committee’s independent compensation consultant. Our director compensation is designed to align the Board with our shareholders, and to attract, motivate, and retain high performing members critical to the Company’s success.

In 2016, we provided the following compensation to our non-employee directors. Claude E. Davis, who is also an employee of the Company, did not receive any additional fees for serving on the Board and therefore has been omitted from the table. For a discussion of Mr. Davis’s compensation, see “Executive Compensation.”

Name	Fees Earned or Paid in Cash [1,2] ($)	Stock Awards [3] ($)	All Other Compensation [4] ($)	Total ($)
J. Wickliffe Ach	50,250	27,500	1,015	78,765
David S. Barker	36,500	27,500	1,015	65,015
Cynthia O. Booth	39,750	27,500	1,015	68,265
Mark A. Collar[5]	13,834	0	1,015	14,849
Corinne R. Finnerty	31,250	27,500	1,015	59,765
Peter E. Geier	35,750	27,500	1,015	64,265
Murph Knapke	67,500	31,500	1,163	100,163
Susan L. Knust	41,250	27,500	1,015	69,765
William J. Kramer	48,750	27,500	1,015	77,265
Jeffrey D. Meyer	32,000	27,500	1,015	60,515
John T. Neighbours	32,000	27,500	612	60,112
Richard E. Olszewski	31,250	27,500	1,015	59,765
Maribeth S. Rahe	45,000	27,500	1,015	73,515

1 Includes retainers, board and committee attendance fees and retainers for committee chairs for both First Financial Bancorp and First Financial Bank. The fees paid to non-employee directors for service on the Board and its committees are described under “Board/Committee Fees” and “Director Stock Plans.”

2 Pursuant to the Company’s Director Fee Stock Plan, directors may elect to have all or any part of the annual retainer fee paid in common shares. See also “- Director Stock Fee Plan” below. This column includes fees used to purchase shares in the open market under such plan as follows:

Name	Amount of Fees Used to Purchase Common Shares ($)
J. Wickliffe Ach	6,500
David S. Barker	26,000
Cynthia O. Booth	15,600
Mark A. Collar	1,083
Corinne R. Finnerty	10,400
Peter E. Geier	4,875
Murph Knapke	13,000
Susan L. Knust	13,000
William J. Kramer	6,500
Jeffrey D. Meyer	26,000
John T. Neighbours	26,000
Richard E. Olszewski	17,401
Maribeth S. Rahe	26,000

3 Total value is computed utilizing the grant date market value for restricted stock awards. See Note 17—Stock Options and Awards of the Company’s Annual Report on Form 10-K for additional information on valuation methodology. Based on the closing price of First Financial’s common shares as of the date of grant (May 24, 2016) of $19.58 per share, Directors Ach, Barker, Booth, Finnerty, Knapke, Knust, Neighbours, Olszewski and Rahe received 1,405 shares each. Director Knapke received an award of 1,405 shares and an additional 204 shares as the chairperson of the First Financial Bancorp Board of Directors. These shares vest on May 24, 2017. Dividends on unvested restricted stock are held in escrow and only paid upon vesting of the shares. See “Director Fee Stock Plan.

4 Includes accrued dividends paid on restricted stock vesting in 2016.

5 Retired from Board effective May 24, 2016.

Board/Committee Fees

Non-employee directors of the Company received annual retainers of $13,000 and received annual retainers of $13,000 as non-employee directors of First Financial Bank. The Chair and Vice Chair of the Board receive additional annual retainers of $40,000 and $7,500, respectively. The chairs of the Audit Committee, Capital Markets Committee, Compensation Committee, CGNC Committee and Risk and Compliance Committee receive additional $10,000 annual retainers. These committee chair retainers are to recognize the extensive time that is devoted to committee matters including meetings with management, auditors, attorneys and consultants, and preparing committee agendas. Director fees are paid quarterly.

Director Stock Plans

In 2009, First Financial’s shareholders approved the 2009 Non-Employee Director Stock Plan and in 2012 approved amendments to the plan. In 2012, our shareholders also approved the First Financial Bancorp. 2012 Stock Plan to become available for share grants to the directors upon depletion of the shares held in the 2009 Non-Employee Director Stock Plan. The shares in the 2009 Non-Employee Director Stock Plan were depleted in May of 2016, and all shares granted after that time came from the 2012 Stock Plan.

In 2016, each non-employee director received $27,500 in value of restricted stock, or a prorated portion of this amount, which vests one year from the date of grant. The Chair of the Board received an additional $4,000 in value of restricted stock which also vests one year from the date of grant. All dividends on such restricted stock accrue and are paid at the time the restricted stock vests. Grants to non-employee directors are made on the date of the annual meeting based on the closing price of the Company’s common shares that day unless a director takes office after an annual meeting, in which case such director receives a pro-rated number of restricted shares.

Stock Grants to Nominee Directors

In the event the twelve nominees currently serving as non-employee directors are re-elected to the Board, each of these directors will receive a grant of restricted stock having a market value of $27,500 from the Amended and Restated 2012 Stock Plan, if this Amended Plan is approved by the shareholders at the Annual Meeting. At March 27, 2017, the closing price of our common shares was $26.55 per share, which would equate to a grant of approximately 1,036 restricted shares each. The Chair of the Board will receive an additional $4,000 in value of restricted stock, or approximately 150 shares. All restricted stock grants will vest one year from the date of grant and all dividends on such restricted stock will accrue and be paid at the same time as the restricted stock vests.

Director Fee Stock Plan

Each year, directors are given the opportunity to have all or a portion of their board fees invested in the Company’s common shares. Elections are made once a year. Shares are purchased on the open market by an independent broker dealer after the payment of the quarterly Board fees.

Reimbursement

Directors are entitled to reimbursement of their reasonable travel expenses for attending Board and committee meetings.

Review and Approval of Related Person Transactions

Each year, our directors and executive officers complete annual questionnaires designed to elicit information about potential related person transactions and transactions that may otherwise affect the independence of an independent director. The responses to these questionnaires are reviewed by the Chief Legal Officer and Corporate Secretary of the Company, and outside counsel if appropriate, to determine if there are related person transactions. Related person transactions will originally be submitted to the Audit Committee of the Board for approval as well as to the CGNC for its consideration when making independence determinations.

Pursuant to the Corporate Governance Principles, no director shall perform professional services for the Company or its affiliates in a manner that interferes with that director’s independence under the Nasdaq Rules. This prohibition applies to services provided (1) directly by the director (or an immediate family member) or (2) where the director (or an immediate family member) is affiliated with the organization that provides the professional services to the Company. This prohibition does not apply to professional services that are provided by the director to clients of the Company (or its affiliates) where the Company (or its affiliates) has not given instruction that the service be provided by the director and the Company (or its affiliates) is not the party responsible for payment for the professional services. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services may include services such as investment services, insurance services, accounting/auditing services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services.

First Financial Bank has, and expects to have in the future, banking relationships in the ordinary course of business with directors, executive officers, principal shareholders, and their affiliates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Normal, arms-length banking relationships entered into in the ordinary course of business, and consistent with applicable federal banking regulations, are not considered to interfere with a director’s independence. Service specialization, rate concessions, fee concessions, or other service or product modifications may similarly be offered to directors and executive officers, and their affiliates, if the same would be offered to other similarly situated clients on a non-discriminatory basis in the ordinary course of business. Any loan or extension of credit to a director or officer, or their affiliate, will only be made in compliance with Federal Reserve Board Regulation O. To comply with Regulation O, any loan or extension of credit to an officer or director, or their affiliate, must (1) be made in the ordinary course of business, (2) be made on substantially the same terms, including interest and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (3) not involve more than the normal risk of collectability or present other unfavorable features. In addition, the Company or its subsidiaries from time to time may pay immaterial amounts for such items as event sponsorships and contributions to not-for-profit entities with which our directors have relationships and which payments are in furtherance of our Company’s business interests.

During 2016, no related person transactions involving our directors or executive officers (or members of their immediate family) requiring disclosure in this proxy statement were identified nor are any such related person transaction currently proposed.  In making the independence determinations for each of the directors, the Board took into consideration the following transactions and relationships involving members of the Board: the payment of rent to an entity in which a director has an ownership interest (with the lease agreements being entered into prior to 2016 following arms-length negotiations) and the payment of rent to an entity in which a director has an ownership interest for placement of an “ATM” machine. The Board concluded that these transactions were routine transactions and considered them to be immaterial and did not impact the independence of the relevant directors.

Policy Against Hedging Activities

Our Insider Trading Policy prohibits our directors, officers and associates from engaging in any hedging transactions with respect to First Financial shares, including prepaid variable forward contracts, equity swaps, collars and exchange funds, and trading in any derivative security relating to First Financial shares.

Communicating with the Board of Directors

Shareholders may send communications to the Company’s Board or to individual directors by writing to:

Attn: Board of Directors (or name of individual director)

First Financial Bancorp

255 E. Fifth Street, Suite 2900

Cincinnati, OH 45202

Letters mailed to this address will be received by the director who serves as Chair of the Audit Committee or the director who serves as Chair of the CGNC, as alternate. A letter addressed to an individual director will be forwarded unopened to that director by the Chair of the Audit Committee.

Shareholders may also contact the Company’s Corporate Secretary, Shannon M. Kuhl, at First Financial Bancorp, 255 E. Fifth Street, Suite 2900, Cincinnati, OH 45202.

Information regarding this process is also available within the Investor Relations section of our website at www.bankatfirst.com/investor under the “Corporate Governance” tab, by clicking on the link “Communicating with the Board of Directors.”

Executive Compensation

EXECUTIVE COMPENSATION SPECIAL TABLE OF CONTENTS
Compensation Committee Report	36	Pension Plan	58
Compensation Discussion and Analysis	36	Executive Supplemental Retirement Plan	58
Summary Compensation Table	43	Nonqualified Deferred Compensation	59
Executive Compensation	45	Deferred Compensation Plan	59
Grants of Plan-Based Awards	55	Executive Supplemental Savings Agreement	60
Outstanding Equity Awards at Fiscal Year End	56	Split-Dollar and Group Term Life Insurance	60
Option Exercises and Stock Vested	57	Other Potential Post Employment Payment	60
Pension Benefits Table	57	Compensation Committee Interlocks and Insider Participation	66

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the CD&A below. Based on this review and these discussions, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Members of the Compensation Committee

William J. Kramer, Chair
J. Wickliffe Ach
David S. Barker
Peter E. Geier
Susan L. Knust

Compensation Discussion and Analysis (CD&A)

This CD&A describes and explains the material elements of 2016 compensation for the executive officers named in the Summary Compensation Table (the “NEOs”). We also provide an overview of our executive compensation philosophy and our executive compensation program. In addition we explain how and why the Compensation Committee of our Board arrived at specific compensation policies and decisions involving the NEOs who are listed below:

Claude E. Davis, Chief Executive Officer (First Financial Bancorp and First Financial Bank)

John M. Gavigan, Chief Financial Officer (First Financial Bancorp and First Financial Bank)

C. Douglas Lefferson, Chief Credit Officer (First Financial Bank)

Anthony M. Stollings, President and Chief Operating Officer (First Financial Bancorp); President, Consumer Banking and Chief Operating Officer (First Financial Bank)

Richard S. Dennen, President, Commercial Finance (First Financial Bank)

You should read this section of the proxy statement when determining your vote on the compensation of our NEOs (see Proposal 4 – Non-Binding, Advisory Vote to Approve Executive Officer Compensation). This CD&A contains information that is important to your voting decision.

Introduction

First Financial celebrated the Company’s 153rd anniversary and recorded its 105th consecutive quarter of profitability in 2016.  Successfully operating as an independent, community bank for over 15 decades, with 26 years of consecutive quarterly profits evidences the stability, sustainability and adaptability of our Company through multiple economic cycles. The Company’s financial performance remained strong in 2016 as discussed in the business highlights below. Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Annual Report on Form 10-K for a full discussion of the Company’s performance.

2016 Business Highlights

●	Net income increased 17.9% to $88.5 million.

●	Total loans increased $369 million, or 6.8%, during the year.

●	Total deposits increased $346 million, or 5.6%, during the year.

●	Return on average assets was 1.07%, or 1.06% when adjusted for non-recurring items[1], which compares favorably to the KBW Regional Bank Index component company median of 1.00%.

●	Return on average equity of 10.48%, or 10.39% when adjusted for the non-recurring items[1], which also compares favorably to the peer median of 8.31%.[2]

●	Maintained strong capital position. Tangible Common Equity ratio of 7.96% and Common Equity Tier 1 Capital ratio of 10.46% compared to peer medians of 8.73% and 11.62%, respectively.[2]

●	Dividend yield of 2.25% as of December 31, 2016, which compares favorably to the peer median of 2.05%.

2016 Executive Compensation Highlights

●	Consistent with Company-wide merit practices, on March 8, 2016, the Compensation Committee approved increases to NEO base salaries that ranged from 2.4% to 9%.

●	There were no target incentive changes for NEOs except for Mr. Dennen whose short-term incentive target was reduced from 70%, a target that was established by Oak Street Funding prior to its acquisition by the Company, to 40% to reflect the addition of a long-term incentive plan target of 50% to his post-acquisition target compensation.

●	Consistent with past practice, annual awards under the Company’s Long-Term Incentive Plan, or LTIP, were in the form of restricted stock grants. 2016 restricted stock grants to the NEOs included both time-based and performance-based vesting features. The time-based awards vest over a three year period. The performance-based awards vest after three years only upon the attainment of certain pre-determined performance measures concerning total shareholder return and return on assets relative to peers.

●	The Company’s payout for 2016 under its Short-Term Incentive Plan, or STIP, was 124.2% of target for all NEOs except for Mr. Dennen who had 25% of his short-term incentive based on the Company’s STIP and 75% based on net income performance of Oak Street Funding resulting in a payout of 128.5% of target. See “2016 STIP Design and Payout – 2016 STIP Performance Results.”

●	Due to business needs requiring Mr. Davis to spend a significant amount of time in Indianapolis as well as in the Company’s Cincinnati headquarters, a taxable housing and mileage allowance of $25,000 was approved for 2016 to compensate Mr. Davis as reimbursement for this travel as related travel expenses will no longer be considered deductible business travel expenses by the Company.

1 Full year results included the following items not expected to recur: $2.6 million of pre-tax income from the redemption of a limited partnership investment and gains on sales of investment securities, as well as $1.2 million of pre-tax expenses primarily related to severance benefits and branch consolidation costs.

2 KBW Regional Bank Index peer results through December 31, 2016.

Committee Actions for 2017

The Company’s executive compensation program is reviewed annually to ensure the program continues to support the Company’s compensation philosophy and strategic business objectives. During the most recent review, the Compensation Committee identified opportunities to more closely align the program with the Company’s overall compensation philosophy and objectives. The following changes to the program were made for 2017:

●	Consistent with Company-wide merit practices, on March 7, 2017, the Compensation Committee approved increases to NEO base salaries that ranged from 0% to 3% except for Mr. Gavigan whose base salary increase was 22% to align pay with the market, performance and progression in the role of CFO since his promotion in December 2014.

●	There were no changes from 2016 to 2017 to the short- or long-term incentive target percentages for the NEOs except for Mr. Gavigan whose short- and long-term incentive targets were each increased from 30% to 40%.

●	A portion of long-term incentive awards to the NEOs and to certain other executives will continue to include a performance-based vesting feature.

●	Similar to 2016, the Company’s 2017 STIP will be based on two equally weighted measures: return on assets versus the peer group and actual net income compared to the Company’s 2017 budget. One hundred percent of each NEO’s short-term incentive will be based on performance under this plan except for Mr. Dennen who will have 50% of his short-term incentive based on the Company’s STIP and 50% based on the Commercial Finance Division’s net income performance.

●	Business needs will again require Mr. Davis to spend a significant amount of time in Indianapolis as well as in the Company’s Cincinnati headquarters in 2017. As a result, a taxable housing and mileage allowance of $25,000 was again approved for 2017 to compensate Mr. Davis as reimbursement for this travel. Related travel expenses will not be considered deductible business travel expenses by the Company.

Compensation Philosophy and Objectives

Our Compensation Committee has identified the following guiding principles to best support the overall objectives of the executive compensation program and our business strategy. Our executive compensation programs should:

●	Drive alignment between Company strategy, executive pay, and shareholder value creation

○	Create a clear line of sight between individual responsibilities and Company objectives

○	Provide transparency around corporate goals and objectives, measures, and performance outcomes

○	Incorporate simplicity, flexibility and discretion to reflect individual circumstances and changing business conditions/priorities

●	Pay for Performance

○	Align with market (peer) median for target performance and incorporate upside potential for top quartile performance

○	Differentiate pay based on performance, contribution, and value added

●	Attract, motivate, and retain key talent to deliver consistent long-term performance

○	Promote a competitive, balanced market-based total compensation package

○	Support internal equity through eligibility and target opportunities

●	Incorporate proper governance practices to prevent/mitigate inappropriate risk-taking by:

○	Encompassing a long-term focus with the ability to claw back compensation

○	Limiting upside potential via maximum payout ceilings

○	Including threshold requirement(s) before payout is made

○	Cross-functional plan design reviews and committee approval of final design and payouts

Elements and Mix of Compensation

To achieve the above-stated principles and objectives, the 2016 executive compensation program, as in prior years, consisted primarily of the following elements:

●	Base Salary. To competitively compensate for day-to-day contributions, skills, experience, and expertise.

●	Annual short-term incentive compensation. To motivate and share in the rewards of the current year’s results.

●	Long-term equity incentive compensation. To motivate and share in the rewards of sustained long-term results and value creation consisting of both time- and performance-based restricted stock.

●	Non-performance based benefits. To provide for the security and protection of executives and their families, including:

○	Employment agreements and change in control and severance agreements;

○	Retirement and other benefits; and

○	Certain perquisites and other personal benefits.

The Compensation Committee takes a holistic approach to establishing the total compensation package for its executives and each element of compensation is interdependent on the other elements. Applying the Company’s core values and drawing upon the principles and philosophy discussed above, the Compensation Committee utilizes these elements of compensation as building blocks to construct a complete compensation package for each executive that appropriately satisfies the core design criteria of pay for performance, alignment with shareholder interests, competitiveness, and compliance with all legal and regulatory guidelines.

The mix and the relative weighting of each compensation element reflect the competitive market and the Company’s compensation philosophy. The mix of pay may be adjusted from time to time to best support our immediate or longer-term objectives, changes in executive responsibility, as well as internal consistency.

Target compensation for each NEO is a mix of cash and long-term incentives. A substantial portion of this mix is at risk and varies based on performance. The emphasis on compensation elements related to performance is specifically intended to affect the actual level of compensation realized versus target. If the Company performs well (based on internal objectives, as well as peer group comparison) and longer-term shareholder value increases, award levels are intended to be strong. If the Company underperforms, award levels and values will be negatively impacted.

Below is a chart that reflects the mix of each element of target compensation as well as compensation at risk as percentages of target total compensation as of December 31, 2016. Compensation at risk is comprised of short and long-term incentives. Approximately 63% of our CEO’s and 46% of our other NEOs’ target compensation in 2016 was subject to performance and/or vesting requirements.

	Base Salary	Annual Short-Term Incentive	Long-Term Incentive	% of Total Compensation at Risk
CEO	37%	22%	41%	63%
Other NEOs (Average)	54%	20%	26%	46%

The 2016 Compensation Decision-Making Process

Three parties play an important role in establishing compensation levels for the Company’s executive officers: (i) the Compensation Committee, (ii) senior management, and (iii) outside advisors. The sections that follow describe the role that each of these parties plays in the compensation-setting process, as well as other important factors that impact compensation decisions.

Role of the Compensation Committee. The Compensation Committee has the authority to:

●	Review and approve the composition of the peer group companies used to assess the Company’s pay practices, target pay opportunities, and establish performance goals and objectives;

●	Approve the executive compensation plan design and target structure, including setting targets for incentives using management’s internal business plan, industry and market conditions and other factors;

●	Review the performance and compensation of the CEO and other NEOs, as well as other senior officers;

●	Determine the amount of, and approve, each element of total compensation paid to the NEOs, and determine the general elements of total compensation for other senior officers;

●	Review all components of compensation (both target and actuals) for the CEO and the other NEOs, including base salary, bonus, and long-term incentives; and

●	Define potential payments to executive officers under various termination events, including retirement, termination for cause and not for cause, and upon a change in control.

In determining the amount of NEO compensation each year, the Compensation Committee reviews competitive market data from the banking industry as a whole and as well as peer group data. It makes specific compensation decisions and awards based on such information, along with Company performance, individual performance and other circumstances as appropriate.

At meetings in early 2016, the Compensation Committee reviewed and considered corporate and individual performance, changes in NEO responsibilities, data regarding peer practices, and other factors. In addition, the committee reviewed tally sheets prepared by management. The tally sheets provide a comprehensive view of the Company’s payout to NEOs, including all components of compensation, benefits and perquisites. (See also “Tally Sheets”).

At the annual meeting of shareholders in 2016, the Company’s 2015 executive compensation program received overwhelming shareholder approval with 93.6% of shareholder votes cast in favor of the Company’s “say on pay” resolution. The committee carefully considers the substantial support that shareholders have consistently conveyed for our executive compensation program. The committee has and will continue to consider the Company’s “say-on-pay” vote results when making future compensation decisions.

Role of Executive Management in Compensation Decisions for NEOs

Throughout the year, the Compensation Committee meets with the CEO and other executive officers to solicit and obtain recommendations with respect to the Company’s compensation programs and practices. The CEO makes recommendations to the Compensation Committee as to the appropriate base salaries, annual cash incentive opportunities, and stock awards for the NEOs other than himself. In making a recommendation for any executive officer who does not report directly to him, the CEO considers compensation recommendations made by the executive officer’s manager.

The Company’s Talent Management Department and other members of management assist the Compensation Committee in the administration of the Company’s executive compensation program and the Company’s overall benefits program. Members of the Talent Management Department periodically make available to the Compensation Committee information regarding the value of prior long-term incentive grants and participation in the Company’s plans. This information includes: (i) accumulated gains, both realized and unrealized, under restricted stock, stock options, and other equity grants; (ii) the cost of providing each perquisite; (iii) projected payments under the Company’s retirement plans; and (iv) aggregate amounts accumulated under nonqualified deferred compensation plans. Management helps prepare the information, including the tally sheets, used by the Compensation Committee in making its decisions.

Management also provides the Compensation Committee with information regarding potential payments to the Company’s executive officers under various termination events, including both the dollar value of benefits that are enhanced as a result of the termination event and the total accumulated benefit, which is sometimes called the “walk-away” amount. Similar information is provided regarding the “Other Potential Post-Employment Payments” defined below.

In 2016, the CEO and Chief Talent Management Officer attended Compensation Committee meetings, but were not present at executive sessions when matters related to them were being decided. In addition, the Company’s Total Rewards Director attends committee meetings and participates in executive sessions of the committee.

In approving compensation for 2016, the Compensation Committee considered the CEO’s recommendations for the NEOs other than himself. The Compensation Committee, in consultation with Willis Towers Watson, made its own determinations regarding the compensation for the CEO, which were then ratified and approved by the Board.

Role of the Compensation Consultant

To assist in its efforts to meet the objectives outlined above in 2016, the Compensation Committee retained Willis Towers Watson to provide general executive compensation consulting services to the committee and to support management’s need for advice and counsel. Pursuant to the Compensation Committee’s charter, the Compensation Committee has the power to retain or terminate such consultant and engage other advisors.

The independent compensation consultant typically collaborates with management to obtain data, clarify information, and review preliminary recommendations prior to the time they are shared with the Compensation Committee. The consultant provides data regarding market practices and works with management to develop recommendations for changes to plan designs and policies consistent with the philosophies and objectives discussed earlier.

Fees billed by Willis Towers Watson in 2016 for advice and services provided to the Compensation Committee were $67,099.

During 2016, Willis Towers Watson also provided services to our Company relating to non-executive compensation, including ad hoc compensation projects, retirement and pension plan administration, health benefits and actuarial services and related disclosure requirements. Services provided to management and not the Compensation Committee were approved by management and not the Compensation Committee. Fees billed by Willis Towers Watson in 2016 for additional services provided were $214,497.

Upon consideration of factors pursuant to NASDAQ compensation committee independence rules, the committee has concluded that no conflict of interest exists that would prevent Willis Towers Watson from independently representing the committee. The committee’s conclusion was based on the following factors:

●	Executive compensation consulting services provided to the Compensation Committee and other consulting services provided to management were performed by separate and distinct divisions of Willis Towers Watson;

●	The Compensation Committee’s decision to engage Willis Towers Watson was independent of management’s engagement of Willis Towers Watson;

●	Total fees paid in 2016 to Willis Towers Watson were not material in the context of total revenues disclosed in Willis Towers Watson’s most recent annual report;

●	Willis Towers Watson has adopted and disclosed to the committee its executive compensation consulting protocols for client engagements and the committee believes these protocols provide reasonable indications that conflicts of interest will not arise;

●	Willis Towers Watson reports directly to the Compensation Committee Chair;

●	The Compensation Committee members and executive officers of the Company have no business or personal relationship with Willis Towers Watson; and

●	The Compensation Committee, in its discretion, determines whether to retain or terminate Willis Towers Watson.

Market Competitiveness

To ensure market competitiveness, Willis Towers Watson presents market pricing information from published surveys of financial services companies of approximately the same asset size. Information from surveys representative of the broader general industry population are utilized to provide appropriate compensation data for positions that are not specific to the financial services/banking industry.

Willis Towers Watson also provides a customized proxy analysis of similarly sized publicly-traded financial services/banking organizations designated as the Company’s peer group. Companies have historically been included in the Company’s peer group based on their relevance in terms of asset size (one-half to two times the asset size of the Company), business model, products, services and geographic location as compared to that of the Company, as well as those the committee deems to be high performing financial institutions. With data gathered from Willis Towers Watson and management, the committee conducts its annual peer group review to assess the continued relevance of the individual peers. As a result, for 2016, the Committee decided to remove three peers (Texas Capital Bancshares Inc., Columbia Banking System Inc., and Community Banking System Inc.) and add three peers whose geographic location were more aligned with that of the Company (F.N.B. Corp, Talmer Bancorp Inc. and Pinnacle Financial Partners). National Penn Bancshares Inc. was also removed from the peer group due to acquisition activity and was replaced with MainSource Financial Group.

The 2016 peer group consisted of the following 17 financial services companies:

1st Source Corp.	First Midwest Bancorp Inc.	Republic Bancorp Inc.
Chemical Financial Corp.	MB Financial Inc.	Talmer Bancorp Inc.
F.N.B Corp.	MainSource Financial Group	Trustmark Corporation
First Busey Corp.	Old National Bancorp	United Bancshares Inc.
First Commonwealth Financial	Park National Corporation	WesBanco Inc.
First Merchants Corp.	Pinnacle Financial Partners

The market review assists the committee in making executive compensation decisions that are consistent with the stated philosophy and objectives for executive compensation, especially those of attracting, retaining, and motivating our executive officers and paying for performance. Willis Towers Watson also reviews competitive pay data for non-employee directors of companies in the peer group and advises the Compensation Committee on the market competitiveness paid to the Company’s non-employee directors.

Company Performance

Willis Towers Watson provides an annual pay for performance analysis using most recent proxy filings that compares the Company’s pay and performance versus the peer group. This analysis demonstrates pay and performance in various perspectives to facilitate a broad assessment of how pay relates to performance. The committee reviews and discusses this information typically in the latter half of the year and it serves as one of the other factors described herein that the committee considers when making pay decisions for the following year.

In determining payouts under the STIP, Company performance is also assessed across specific performance measures and a broader peer group (Component companies of the KBW Regional Bank Index) as described under “2016 Short-term Incentive Plan Design and Payout.” We believe our approach of reviewing pay and performance from multiple perspectives enables well-informed pay decisions both in terms of setting appropriate targets and determining the overall payout levels.

Evaluation for Excessive Risk in Compensation Programs

The following outlines the method by which the Company reviews and evaluates compensation programs, policies and procedures to prevent unnecessary and excessive risks that could threaten the value of the Company:

●	The Compensation Committee discusses annually the governance structure and management practices to effectively monitor and manage risks in compensation programs, policies and procedures;

●	To further mitigate risk, the Committee has responsibility for the design and evaluation of all executive compensation programs including broad-based Short-term and Long-Term Incentive Plans; and

●	The Committee has responsibility to review and ratify the Company’s non-executive incentive compensation plans. The Committee’s review of incentive compensation plans is supported by management processes aligned with the Guidance on Sound Incentive Compensation Policies adopted by banking regulators in 2010. Incorporated into the management processes is a review, including a risk evaluation, of the components of the Company’s incentive plans by talent management, finance, and risk management personnel.

In light of the above reviews, the Company and the Compensation Committee have not identified any risks arising from the Company’s compensation programs, policies, and practices for the Company’s NEOs, or in general our associates, that are reasonably likely to have a material adverse effect on the Company. It is both the committee’s and management’s intent to continue to evolve our processes going forward by monitoring regulations and best practices for sound incentive compensation.

Tally Sheets

When making executive compensation decisions, the Compensation Committee reviews tally sheets showing, for each executive officer: (i) targeted value of base pay, annual incentive bonus and equity grants for the current year and each of the past several years; (ii) actual realized value for each of the past several years (the sum of cash received, gains realized from equity awards, and the value of perquisites and other benefits); (iii) the amount of unrealized value from prior equity grants and accumulated deferred compensation; and (iv) the amount the executive could realize upon a change in control or any severance arrangement. Although tally sheets do not drive individual executive compensation decisions, the Compensation Committee uses tally sheets for several purposes. First, it uses tally sheets as a reference so that committee members understand the total compensation being delivered to executives each year and over a multi-year period. Second, tally sheets enable the Compensation Committee to validate its strategy of paying a substantial portion of executive compensation in the form of equity by showing amounts realized and unrealized by executives from prior equity grants. In some cases, the Compensation Committee’s review of tally sheets may lead to changes in the NEO’s benefits and perquisites.

Use of Discretion and Other Factors in Pay Decisions

The exercise of discretion by the Compensation Committee in determining the various elements of compensation is an important feature of the Company’s compensation philosophy. Because the Company has always taken a long-term view, we use judgment and discretion rather than relying solely on formulaic results and we do not reward executives for taking outsized risks that produce short-term results. Therefore, the Company believes it is important that the Compensation Committee have sufficient flexibility to respond to: (i) the Company’s unique circumstances; (ii) prevailing market trends; (iii) the rapidly evolving financial and regulatory environment in which the Company operates; (iv) the Company’s use of cross-functioning of executive assignments and cross-training as a matter of executive development and succession planning; and (v) risk management objectives. The Company also believes it is in the best interest of the Company and its shareholders that the Compensation Committee have sufficient discretion to recognize and reward extraordinary individual performance in non-financial areas that may or may not directly affect the Company’s achievement of specific financial metrics for a particular year, but are nevertheless important to long-range growth and the enhancement of shareholder value.

Summary Compensation Table

The table below sets forth the annual and long-term compensation of our (i) CEO, (ii) our Chief Financial Officer, (iii) and the three most highly compensated executive officers, other than the CEO and the Chief Financial Officer, who were serving as executive officers at the end of 2016.

Year	Salary[1]	Bonus[2]	Stock Awards[3]	Non-Equity Incentive Plan Compensation[4]	Change in Pension Value and Non-qualified Deferred Compensation Earnings[5,6]	All Other Compensation[7]	Total
Claude E. Davis, Chief Executive Officer
2016	$750,889	$0	$938,769	$450,689	$143,332	$119,392	$2,403,071
2015	$756,370	$0	$805,532	$453,822	$78,509	$87,550	$2,181,783
2014	$706,967	$0	$889,859	$424,180	$113,550	$105,815	$2,240,371
John M. Gavigan,[8] Senior Vice Pres., Chief Financial Officer
2016	$242,135	$0	$91,202	$72,712	$15,536	$5,647	$427,232
2015	$235,906	$0	$67,524	$70,772	$17,264	$5,109	$396,575
2014	$165,169	$0	$41,614	$32,670	$9,884	$4,436	$253,773
C. Douglas Lefferson, Chief Credit Officer
2016	$378,615	$0	$302,694	$151,489	$95,691	$23,068	$951,557
2015	$383,347	$0	$259,709	$153,339	$16,354	$30,048	$842,797
2014	$358,889	$0	$252,722	$141,976	$183,714	$32,288	$969,589
Anthony M. Stollings, President, Consumer Banking and Chief Operating Officer
2016	$385,385	$0	$232,358	$154,295	$34,585	$21,323	$827,946
2015	$368,075	$50	$180,018	$147,230	$31,474	$21,383	$748,230
2014	$328,071	$0	$165,026	$129,785	$24,272	$18,975	$666,129
Richard S. Dennen[9], President, Commercial Finance
2016	$388,462	$0	$239,402	$155,432	$24,361	$11,585	$819,242
2015	$146,154	$0	$1,444,500	$99,750	$0	$67,222	$1,757,626

1 The dollar value of base salary earned during the fiscal year.

2 The dollar value of bonus (cash and non-cash) earned during the fiscal year. For 2015, Mr. Stollings bonus represents a referral incentive.

3 Includes long-term restricted stock incentive amounts both time- and performance-based awarded during the year shown. In 2014 for Mr. Davis only, also includes portion of short-term incentive payout above 100% that was awarded in immediately vested restricted stock with a three year holding period. In 2016 for Messrs. Davis, Gavigan, Lefferson, Stollings and Dennen, also includes portion of short-term incentive payout above 100% that was awarded in immediately vested restricted stock with a three year holding period. Our accounting for employee stock-based incentives granted during the years ended December 31, 2016, 2015, and 2014, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) topic 718, Stock Compensation is described in Note 18—Stock Options and Awards” to the Company’s consolidated financial statements in the 2016 Annual Report at page 55 (generally multiplying the number of restricted shares granted by the NASDAQ closing price per share on the grant date). These amounts do not reflect the actual value that may be realized by the NEOs. Depending on our stock performance, the actual value may be more or less than the amount shown or zero. For actual value received in 2016 for awards granted in previous years, see the table “Options Exercised and Stock Vested” in this proxy. See also “Outstanding Equity Awards at Fiscal Year End.”

4 The dollar value of all earnings for services performed during the fiscal year pursuant to awards under non-equity incentive plans (Short-Term Incentive Plan). In 2014 for Mr. Davis only and in 2016 for all NEOs, the amount above 100% of target was paid in immediately vested restricted stock with a three-year holding period and is reported in the Stock Awards column.

5 The amounts in this column represent the annual net increase in the present value of accumulated benefits under the SERP and the Pension Plan for the years ended December 31, 2016, 2015, and 2014 (the measurement date for reporting purposes of these plans in the Company’s Annual Report on Form 10-K) with respect to our NEOs. No NEO participated in a plan with above-market earnings. Effective January 1, 2014, the annual Pension Benefits allocation for all employees, including Named Executive Officers and other executives, was reduced from 9% to 5% of eligible earnings. The present values of accumulated benefits under the SERP and Pension Plan were determined using assumptions consistent with those used for reporting purposes of these plans in the Company’s Annual Report on Form 10-K for each year, with no reduction for mortality risk before age 65. See also the “Pension Benefits Table” and related narrative for a detailed explanation of the terms of the Pension Plan and SERP.

6 For Mr. Davis only, 2016 amounts provided include nonqualified deferred compensation earnings of $21,250 and Supplemental Savings Plan earnings of $26,869. For 2015, Mr. Davis’ nonqualified deferred compensation earnings were $2,395 and earnings under the Supplemental Savings Plan were a negative $1,392 and is included as $0 for purposes of the Summary Compensation Table. In 2014, Mr. Davis’ earnings were $8,247 and $14,996 for the Nonqualified Deferred Compensation and Supplemental Savings Plan respectively. Please refer to the Nonqualified Deferred Compensation Earnings table and related narrative for a detailed explanation of these items.

7 All other compensation for the year that could not properly be reported in any other column. The specific elements are discussed below. The “Other” category includes (where applicable): taxable benefits for health savings accounts, long-term disability gross-up, and company paid benefits.

8 Mr. Gavigan became Chief Financial Officer effective December 1, 2014. He received a base salary increase on March 13, 2015 that was retroactive to the date of his appointment as Chief Financial Officer. Of the amount shown for him for 2015, $5,184 was retroactive pay for 2014. Amounts reported in this table for 2014 also include compensation paid to Mr. Gavigan prior to being named Chief Financial Officer.

9 Mr. Dennen joined First Financial as a result of the acquisition of Oak Street Funding by First Financial Bank. Amounts reported in this table for 2015 include compensation paid to Mr. Dennen since the close of the acquisition on August 14, 2015.

	Imputed Income Life Insurance	Accrued Dividends Paid on Vested Restricted Stock	Other	Total
2016
Davis[1]	$8,912	$66,779	$43,701	$119,392
Gavigan	$470	$3,091	$2,086	$5,647
Lefferson	$2,757	$18,005	$2,306	$23,068
Stollings	$7,489	$11,083	$2,751	$21,323
Dennen	$1,560	$7,999	$2,026	$11,585
2015
Davis[1]	$7,562	$64,473	$15,515	$87,550
Gavigan	$408	$3,175	$1,526	$5,109
Lefferson	$2,442	$25,908	$1,698	$30,048
Stollings	$6,202	$13,573	$1,608	$21,383
Dennen[2]	$270	$0	$66,952	$67,222
2014
Davis[1]	$6,300	$87,490	$12,025	$105,815
Gavigan	$303	$3,133	$1,000	$4,436
Lefferson	$2,127	$28,486	$1,675	$32,288
Stollings	$4,774	$12,598	$1,603	$18,975

[1] For 2016, amount includes $16,370 in organizational dues and memberships, a $500 Company-provided health savings account contribution, $594 for additional parking benefit, $1,237 for the executive long-term disability benefit (including a tax gross-up), and a taxable housing and mileage allowance of $25,000 to compensate Mr. Davis for business-related travel which will not be considered deductible business travel expenses by the Company. For 2015, amount includes $10,410 in organizational dues and memberships, a $500 Company-provided health savings account contribution, $3,406 for a taxable housing allowance, $598 for additional parking benefit and $601 for the executive long-term disability benefit (including a tax gross-up). For 2014, amount includes $10,190 in organizational dues and memberships, $1,000 Company-provided health savings account contribution, and $835 for the executive long-term disability benefit (including a tax gross-up).

[2] Amount in “Other” includes $66,952 paid to Mr. Dennen under the Oak Street Funding LLC Nonqualified Deferred Compensation Plan that was terminated on August 13, 2015 in connection with the acquisition of Oak Street by First Financial Bank.

Executive Compensation

2016 Compensation Decisions for Named Executives

Annual Base Salary Decisions. Base salaries for our NEOs reflect their role and value to the Company. Base salaries are reviewed annually and adjusted as appropriate to reflect each NEO’s performance, contribution, and experience as well as relative position to the market and each other. Base salary levels are a foundational component of compensation since several elements of compensation are linked to this core element (e.g., cash and stock incentives). At lower executive levels, base salaries represent the largest portion of total compensation, but at senior executive levels such fixed compensation is progressively replaced by compensation that is “at risk” and that varies based on performance outcomes.

The Compensation Committee sets base salaries for NEOs by utilizing published survey data that is position specific at or near the median of the estimated base salaries. In addition, the committee, to the extent available, will supplement the survey data with proxy information on base salaries paid by the peer group to executive officers with comparable positions. The committee will also allow for recognition of each executive’s role, contribution, performance and experience. The Compensation Committee annually reviews base salaries and has increased them as necessary to address competitive increases or to reflect increases in a particular NEO’s responsibilities. In March 2016, consistent with Company-wide merit practices, base salary increases for the NEOs were approximately 2.4% -3% for all NEOs except for Mr. Gavigan and Mr. Stollings, who received base salary increases of approximately 9% and 8.3% respectively.

Target Compensation Structure Changes. Target compensation levels for our NEOs are set at the beginning of each fiscal year by the Compensation Committee taking into consideration such factors as the board-approved compensation philosophy, program objectives, relevant market data, individual performance and the scope and responsibility of each individual. In general, pay opportunities are targeted at market median levels, with actual compensation realized being higher or lower as determined by overall performance of the Company.

On March 8, 2016, the Compensation Committee established 2016 target compensation levels for its senior executives, including the NEOs. Short- and long-term incentive targets remained unchanged from 2015 except for Mr. Dennen who transitioned from the Oak Street Funding incentive structure at the end of 2015 to the Company’s incentive compensation target structure. As a result, his short-term incentive target was reduced from 70% to 40% and his long-term incentive target was established at 50% to align with the Company’s 2016 target compensation structure.

The Compensation Committee believes the 2016 target compensation decisions provided reasonable target pay opportunities in relation to pay offered for comparable positions by financial services companies included in our peer group.

2016 STIP Design and Payout

Overview. Short-term incentives serve as a key mechanism to vary pay levels according to Company-wide short-term performance, thereby linking executive financial rewards to value delivered to our shareholders. Such incentives are earned and paid annually but only after established threshold corporate performance levels are achieved. To underscore the importance of creating value for our shareholders, payouts under the Company’s STIP are based entirely on corporate, rather than individual, performance. This approach also suggests that the collective individual performance will result in improved business performance and favorably impact shareholder value.

Targets. As mentioned above, target annual short-term incentive opportunities are established by the Compensation Committee early in the year and are intended to approximate market median levels for similarly-positioned roles. Target award opportunities are expressed as a percentage of actual base salary paid for the performance year for all participants (minimum of 3%). Actual awards may range from 0% to a maximum of 200% of the target award opportunity based on financial, risk management, and other considerations. The NEO target levels were as follows for the 2016 plan year:

	2016 Target STIP % of Base	2016 Target Payout @ 100% Target[1]
Claude E. Davis	60%	$452,561
John M. Gavigan	30%	$73,575
C. Douglas Lefferson	40%	$152,000
Anthony M. Stollings	40%	$156,000
Richard S. Dennen	40%	$156,000

1 100% target payout amounts shown are based on salary effective as of 12/31/2016. Actual payout values are derived from base pay earned throughout 2016 rather than the base salary in effect on 12/31/2016.

Performance Measures. Performance measures and their relative weightings are selected and approved by the Compensation Committee based on their relevance as key, balanced measures that drive shareholder value creation and align with the Company’s internal, board-approved business plan. Performance is measured over a 12-month period for all participants (including the NEOs). For 2016, the Compensation Committee set the following parameters:

Financial and Operating Performance Measures (equally weighted):

●	Return on assets (ROA) relative to peers:

The Company’s ROA performance for the year is compared against peers in the KBW Regional Bank Index. This index is made up of approximately 50 regional banks (excluding the Company, which is a component company of the index) located throughout the country that are generally within an asset and market capitalization range comparable to the Company. This peer group is broader than the peer group established for compensation competitive assessment purposes as previously described.

●	Net income goal attainment:

The Company’s actual net income achieved at the end of the year is compared to the net income target established by the Company for the year.

Enterprise Risk Management Performance. This category applies only to senior management (including NEOs) participants. Performance and results against ERM objectives are assessed to determine whether the payout factor as calculated for financial performance should be adjusted downward. A risk management performance modifier is available to the Compensation Committee as a discretionary tool to make a downward adjustment to the payout in the event of a material risk management failure or a material error that results in financial restatement. The committee did not identify any risk management failures or financial errors that would indicate a reduction in the payout level for the 2016 STIP was warranted.

Other Considerations. The Compensation Committee may use discretion to adjust the formulaically calculated payout for performance in non-financial areas that may or may not directly affect the Company’s achievement of specific financial metrics for a particular year, but are nevertheless important to the enhancement of shareholder value.

Payout Calculation.

ROA performance must be equal to or greater than the 25th percentile of the peer group to generate a payout for the ROA component. The actual ROA component payout is interpolated with a maximum payout of 200% of the target award opportunity for performance at or above the top quartile (75th percentile) of the peer group.

A threshold portion of the net income goal (82%) must be achieved in order to generate a payout under this component. The actual net income component payout is interpolated with a maximum payout of 200% of the target award opportunity for exceeding the net income goal by 16%.

In total and for each participant, the STIP payout may not exceed 200% of the target award opportunity.

Earnings per diluted common share greater than $0 must be achieved before any payout will be made under the STIP.

Payout Method. Incentive payments under the STIP are paid in cash to eligible participants with the exception of payouts above 100% of target to senior executive officers (including NEOs) which are delivered in stock that is subject to a three-year holding period.

2016 STIP Performance Results

Payout for NEOs. As mentioned earlier, the Compensation Committee approved a payout under the Company’s STIP for 2016 of 124.2% of the target opportunity for all NEOs except for Mr. Dennen who had 25% of his short-term incentive based on the Company’s STIP and 75% based on net income performance of Oak Street Funding resulting in a payout of 128.5% of target.

The Company’s final 2016 results for each STIP component are set forth below.

2016 STIP Results
	FFBC Results (%)	Peer Median (%)	FFBC Percentile Rank versus Peers	Payout Multiple (%)	Approved Payout
Return on Assets versus Peers[1]	1.08	.98	57	121.0	124.2% of Target
Net Income Percent of Goal Attainment	103	N/A	N/A	127.3

1 Peer performance reflects data for the twelve months ending September 30, 2016. Company performance based on 12 month GAAP (adjusted) actuals ending December 31, 2016.

2016 STIP Results (Mr. Dennen Only)
	Results (%)	Payout Multiple (%)	Weight (%)	Approved Weighted Payout
Oak Street Funding Net Income Percent of Goal Attainment	107	130	75	128.5% of Target
2016 Company STIP	(see above chart)	124.2	25

Final Payout. The table below sets forth the STIP payouts to our NEOs for 2016.

	2016 Target STIP % of Base	2016 Target Payout @ 100% Target[1]	2016 STIP Performance Payout Percent	Actual Results Total Value of Payout[1,3]
Claude E. Davis	60%	$452,561	124.2%	$559,745
John M. Gavigan	30%	$73,575	124.2%	$90,320
C. Douglas Lefferson	40%	$152,000	124.2%	$188,153
Anthony M. Stollings	40%	$156,000	124.2%	$191,641
Richard S. Dennen[2]	40%	$156,000	128.5%	$199,821

1 100% target payout amounts shown are based on salary effective as of 12/31/2016. Actual payout values are derived from base pay earned throughout 2016 rather than the base salary in effect on 12/31/2016.

2 25% of Mr. Dennen’s payout was based on the Company’s STIP and 75% was based on net income performance of Oak Street Funding resulting in a payout of 128.5% of target.

3 The NEO STIP payouts described above were awarded as cash except for the amounts above 100% of target which were awarded in shares of Company stock with a three-year holding requirement on February 17, 2017. See “Grants of Plan-Based Awards.” The table below sets forth the STIP amounts awarded as cash and stock for 2016.

	Total Value of Payout	Amount Paid in Cash	Amount Paid in Stock
Claude E. Davis	$559,745	$450,689	$109,056
John M. Gavigan	$90,320	$72,712	$17,608
C. Douglas Lefferson	$188,153	$151,489	$36,664
Anthony M. Stollings	$191,641	$154,295	$37,346
Richard S. Dennen	$199,821	$155,432	$44,389

2016 Long-Term Incentive Plan (LTIP) Design and Awards

The LTIP is designed for the Company’s top leaders who have a direct and measurable impact on the long-term performance of the Company. In addition to base pay and short-term incentive opportunities, the LTIP is a key component of the total compensation package to attract, motivate and retain top professionals in the organization and serves to align management and shareholder interests through stock incentives linked to the long-term success of the Company and increased shareholder value. The LTIP is the only plan available for new grants of stock-based long-term incentive compensation to eligible associates, including the NEOs.

Senior managers and key sales executives of the Company are eligible to participate in the LTIP. Actual participation is determined annually and is at the discretion and approval of management, the CEO, and the Compensation Committee.

LTIP Targets. In March 2016, the Committee reviewed target compensation levels in the context of relative performance versus peers as well as survey and peer proxy data. The following chart summarizes NEO LTIP target amounts for 2016:

	Grant Date	Total Number of Shares Granted	Grant Date Fair Value[1]	Shares of Time- based Restricted Stock Granted[2]	Shares of Performance- based Restricted Stock Granted[2]
Claude E. Davis	3/8/2016	46,044	$ 829,713	23,022	23,022
John M. Gavigan	3/8/2016	4,084	$ 73,594	3,063	1,021
C. Douglas Lefferson	3/8/2016	14,763	$ 266,029	11,072	3,691
Anthony M. Stollings	3/8/2016	10,822	$ 195,012	8,116	2,706
Richard S. Dennen	3/8/2016	10,822	$ 195,012	8,116	2,706

1 This is the amount reported in the Grants of Plan-Based Awards table, below (based on a stock price of $18.02 per share as of March 8, 2016).

2 Mr. Davis’ long-term incentive award was divided 50% time-based restricted stock and 50% performance-based restricted stock. Messrs. Gavigan, Stollings, Lefferson, and Dennen long-term incentive awards were divided 75% time-based restricted stock and 25% performance-based restricted stock.

Restricted Stock Awards. In connection with its annual review of executive salaries, historically the Compensation Committee has granted stock awards in the beginning of each fiscal year. The stock awards in recent years, have primarily been in the form of restricted stock awards with a three-year vesting period to satisfy the retention goals for granting the awards and to align executive interests with those of the shareholders. Dividends paid on restricted stock are held in escrow and not paid until the restrictions lapse and the stock is fully vested.

Performance-Based Restricted Stock Awards. Performance-based restricted stock vests after three years only upon the attainment of certain pre-determined performance measures (generally total shareholder return and return on assets). The award is structured such that at the end of the three-year performance period:

●	No portion of the award may vest if performance against peers in the KBW Regional Bank Index is below the 25th percentile.

●	Above median performance (60th percentile versus peers) must be achieved in order for 100% of the award to vest.

●	The award has limited upside potential. The maximum payout is capped at 120% of the initial award amount for performance at or above the 75th percentile.

Mix of Awards. The following chart summarizes the mix of award types granted to the NEOs in 2016:

	Portion of LTIP Awarded as Performance Based Restricted Stock	Portion of LTIP Awarded as Time Based Restricted Stock
Claude E. Davis	50%	50%
John M. Gavigan	25%	75%
C. Douglas Lefferson	25%	75%
Anthony M. Stollings	25%	75%
Richard S. Dennen	25%	75%

Additional information about the long-term incentive grants can be found in the Summary Compensation Table and following tables and footnotes, as well as the narrative following these tables.

Pay for Performance Compared to KBW Regional Bank Index

The following charts illustrate how the CEO’s compensation, over the past four years (as shown in the Summary Compensation Table) compares to the Company’s performance in Return on Assets, EPS Growth Rate and Efficiency Ratio over the same period as well as to KBW Regional Bank Index median performance.

●	The Company’s return on assets was consistent with or better than the median performance of the peer group during 2013 through 2016, while CEO compensation declined in both 2013 and 2015.

●	CEO pay in 2014 reflected an increase from 2013 that was consistent with (i) a significant increase in the Company’s earnings per share in 2014 and (ii) a 2014 total shareholder return that exceeded the median return of companies in the KBW Regional Bank Index.

●	During the period from 2013 thru 2016, the Company’s efficiency ratio has been generally consistent with or better than the median level of the companies in the KBW Regional Bank Index.

Total Shareholder Return Performance. The following graph compares the cumulative return to shareholders of the Company with that of companies that comprise the NASDAQ Composite Index and KBW Regional Bank Index (which are peers under the Company’s STIP) over one, three, five, seven and ten year periods. The Company’s long-term cumulative return over the last ten years has significantly outpaced the returns of KBW peers who experienced dramatic declines in shareholder return during the financial crisis. Over the five- and seven-year periods, peer returns reflect recovery from the substantial declines experienced during the financial crisis. First Financial did not experience such declines during the crisis and, therefore, the Company’s shareholder return for these periods did not benefit to the extent peers did from the recovery in bank stock valuations in the years immediately following the financial crisis. Over the more recent one- and three-year periods, the Company’s performance has been strong and shareholder returns have significantly outperformed peer returns.

Executive Benefits and Perquisites

Benefits. Executives can participate in group medical and life insurance programs, a 401(k) plan with a performance-based contribution by the Company, and a pension plan which are generally available to all of our associates on a non-discriminatory basis. The benefits serve to protect executives and their families against financial risks associated with illness, disability, and death and provide financial security during retirement through a combination of personal savings and Company contributions, taking advantage of tax-deferral opportunities where permitted. Our NEOs are also participants in a life insurance program that insures them for two to three times their base salary.

Executive Benefits. NEOs are eligible for the Supplemental Executive Retirement Plan (“SERP”). The SERP is designed to make up for pension allocations limited by the IRS for highly compensated individuals, so that our NEOs receive the same percentage of compensation funded for retirement as all other associates. See “Executive Supplemental Retirement Plan.”

Mr. Davis is a party to an Executive Supplemental Savings Agreement (SSA) which was designed to supplement his 401(k) Plan benefits above the IRS statutory limits. Since January 1, 2014, no additional credits have been provided to Mr. Davis under the SSA. See “Executive Supplemental Savings Agreement.” Additionally Mr. Davis is the only NEO that in the past has utilized the deferred compensation plan. See “Nonqualified Deferred Compensation.”

Other Guidelines and Procedures Affecting Executive Compensation

Section 162(m). The Compensation Committee has reviewed the qualifying compensation regulations issued by the Internal Revenue Service under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) which provide that no deduction is allowed for applicable employee remuneration paid by a publicly-held corporation to its CEO or any of its other three highest paid officers, excluding the principal financial officer, to the extent that the remuneration paid to such employees exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Compensation pursuant to certain stock option plans and other performance-based compensation may be excluded from Section 162(m). While in general the Compensation Committee attempts to design its compensatory arrangements to preserve the deductibility of executive compensation, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers. The Company believes that shareholders’ interests are best served if the Compensation Committee’s discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Neither First Financial nor any of its subsidiaries currently has a policy requiring that compensation paid to a covered officer be deductible under Section 162(m). The Board, however, does consider the after-tax cost and value to First Financial and its subsidiaries of all compensation.

It is the Company’s position that stock options awarded under its stock option plans will not count toward the Section 162(m) limit. Restricted stock grants that are not performance based are not, however, treated as exempt from the calculation. Furthermore, amounts previously deferred by executives under the Deferred Compensation Plan will not count toward the Section 162(m) limit.

The Company believes that qualifying awards made under the STIP after 2012 will not count toward the Section 162(m) limit. Also, it is anticipated that a portion of the performance-based long-term incentive awards made to the CEO and other NEOs as described in “2016 Long-Term Plan Design and Awards” will qualify as deductible under Section 162(m), thus reducing the amount of foregone deductions in the future.

In 2016, the Company paid an aggregate of approximately $243,603 in compensation to its NEOs in excess of the applicable individual deduction limits under Section 162(m) of the Code (all of which was paid to the CEO), thereby foregoing approximately $85,261 in aggregate tax deductions related to NEO compensation, calculated at a 35% corporate tax rate. Based on the Company’s 2016 income before taxes of approximately $131 million, the amount of deduction lost represents approximately 0.07% of such income. While the Compensation Committee believes the tax-deductibility of executive compensation is important, it was outweighed for 2016 executive compensation purposes by the critical importance to the Company’s future success to provide competitive pay.

Sections 280G. Since January 1, 2011, we have not provided for a 280G gross-up to our NEOs.

Stock-Based Compensation—Procedures Regarding Timing and Pricing of Grants. Our policy is to make grants of equity-based compensation only at current market prices. We have not granted options since 2008; however at that time we set the exercise price of stock options at the closing stock price on the date of grant, and did not grant “in-the-money” options or options with exercise prices below market value on the date of grant. Absent special circumstances, it is our policy to make the majority of equity grants at a regularly scheduled meeting of our Compensation Committee. However, we may make a small percentage of grants at other times throughout the year, generally once per quarter, in connection with exceptional circumstances, such as the hiring or promotion of an executive officer, special retention circumstances, or merger and acquisition activity.

We try to make equity-based grants at times when they will not be influenced by scheduled releases of information. Grants of equity-based awards primarily have grant dates corresponding to regularly scheduled meetings of the Compensation Committee in the early part of the fiscal year. For 2016, we chose the March meeting of the Committee. This date allowed time for performance reviews following the determination of corporate financial performance for the previous year. We seek to make grants when our financial results have already become public, and when there is little potential for abuse of material non-public information in connection with equity-based grants. We believe we minimize the influence of our disclosures of non-public information on the long-term incentives by selecting meeting dates well in advance which fall several days or weeks after we report our financial results, and by setting the initial vesting periods at least one year from the date of grant. We follow the same procedures regarding the timing of grants to our NEOs as we do for all other participants.

Clawbacks. The Committee has approved the Policy Regarding Recoupment of Incentive Compensation pursuant to which the Company may seek recoupment of all or part of any incentive compensation paid, or forfeiture of all or part of any incentive compensation to be paid, to senior management in the event:

●	The officer’s misconduct or negligence has resulted in the Company being required to restate its financial statements filed with the U.S. Securities and Exchange Commission due to material noncompliance with any financial reporting requirement.

●	An incentive compensation award was based on materially inaccurate data resulting from an officer’s fraud, willful misconduct, or gross negligence.

●	The incentive compensation paid or to be paid is related to willful misconduct or gross negligence that either has had, or could reasonably be expected to have, a significant adverse reputational or economic impact on the Company (regardless of financial restatement).

●	The Company becomes subject to any statute, regulation or other government direction that, in the opinion of legal counsel, requires the return of the incentive compensation paid to an officer.

This policy applies to all executive officers (including the NEOs) and all officers holding the title of senior vice president or higher (or equivalent positions). The policy will apply to all incentive compensation paid or received during three years prior to any event as described above.

Share Ownership Requirements. The Company maintains a share ownership requirement for its CEO equal to the lesser of five times base pay or 250,000 shares. The CEO is currently in compliance with this requirement.

The share ownership requirement for the other NEOs and other executives is the lesser of two times base salary or 75,000 shares. The timeframe for executives to comply with this requirement is two years or within five years of being first appointed to a role with share ownership guidelines. All NEO’s are currently in compliance with this requirement except for Mr. Gavigan, who, as of March 27, 2017, has two years to comply.

Share Retention Guidelines. NEOs and other executives must retain 100% of shares acquired through exercises or vestings until their share ownership guidelines are met. All associates receiving options, including our NEOs, are required to hold the shares received upon the exercise of options for a period of one year after the exercise of the option.

Hedging or Pledging. The Company considers it improper and inappropriate for insiders to engage in short-term or speculative transactions in the Company’s securities. It therefore is the Company’s policy that such individuals may not engage in hedging or pledging transactions, unless otherwise in compliance with the pre-clearance and approval requirements as set forth in the Company’s Insider Trading Policy.

Grants of Plan-Based Awards

The following table shows all individual grants of plan-based awards to the NEOs of the Company during the fiscal year ended December 31, 2016. Total value is computed utilizing the grant date market value for restricted stock awards. There were no stock options awarded in 2016.

		Estimated Future Payouts Under Non-Equity
		Incentive Plans[1,2]			All Other Stock Award:	Grant Date fair Value
Grant Date	Award Type	Threshold	Target	Maximum	No. of Shares of Stock or Units[3]	of Stock and Options Awards
Claude E. Davis
n/a	STIP	$0	$452,561	$905,123
3/8/2016	Restricted Stock				23,022	414,856
3/8/2016	Performance Stock				23,022	414,856
2/17/2017	Restricted Stock				3,840	109,056

John M. Gavigan
n/a	STIP	$0	$73,575	$147,150
3/8/2016	Restricted Stock				3,063	55,195
3/8/2016	Performance Stock				1,021	18,398
2/17/2017	Restricted Stock				620	17,608

C. Douglas Lefferson
n/a	STIP	$0	$152,000	$304,000
3/8/2016	Restricted Stock				11,072	199,517
3/8/2016	Performance Stock				3,691	66,512
2/17/2017	Restricted Stock				1,291	36,664

Anthony M. Stollings
n/a	STIP	$0	$156,000	$312,000
3/8/2016	Restricted Stock				8,116	146,250
3/8/2016	Performance Stock				2,706	48,762
2/17/2017	Restricted Stock				1,315	37,346

Richard S. Dennen
n/a	STIP	$0	$156,000	$312,000
3/8/2016	Restricted Stock				8,116	146,250
3/8/2016	Performance Stock				2,706	48,762
2/17/2017	Restricted Stock				1,563	44,389

1 Cash payouts equal to 100% of target under the 2016 Short-Term Incentive Plan (STIP) were made February 17, 2017, for all NEOs. Amounts above 100% of target were awarded as immediately vested restricted stock on February 17, 2017 reflected in the above table. Such shares were awarded with a three-year holding period requirement. See “2016 STIP Design and Payout.”

2 The amounts of the estimated future payouts under the non-equity incentive plans column represent the opportunities in the event the Company meets certain targets pursuant to the terms of the Short-term Incentive Plan. See “2016 Short-term Incentive Plan Design and Payout”.

3 Restricted shares awarded on March 8, 2016 vest annually over a three-year period. Closing price of the Company’s common shares on the date of grant was $18.02 (March 8, 2016). 50% of Mr. Davis’ 2016 long-term-incentive award (23,022 shares) and 25% of Messrs. Gavigan, Dennen, Lefferson, and Stollings’ long-term-incentive awards (1,021 shares, 2.706 shares, 3,691 and 2,706 shares respectively) was comprised of performance-based restricted stock that vests after three years only upon the attainment of certain pre-determined performance measures (generally total shareholder return and return on assets.) Depending on the performance level achieved, the maximum award that may be earned for these performance-based restricted shares is 120% of the initial shares awarded. See “Performance Based Restricted Stock Awards” for more details. Dividends paid on both types of stock shares are held in escrow until such shares vest. Restricted shares awarded on February 17, 2017 were immediately vested with a three-year holding period requirement as part of the STIP. See “2016 STIP Design and Payout.”

Outstanding Equity Awards at Fiscal Year End

The following table represents stock options and restricted stock awards outstanding for each NEO as of December 31, 2016. All stock options and restricted awards have been adjusted for stock dividends and stock splits. The closing per share price of the Company’s stock on the last trading date of the fiscal year was $28.45.

Option Awards				Restricted Stock Awards

Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested [1]	Market Value of Shares or Units of Stock That Have Not Vested
Claude E. Davis
				116,640	3,318,408
0	0
John M. Gavigan
				7,895	224,613
0	0
C. Douglas Lefferson
				33,765	960,614
38,409	0	$11.64	02/14/2018
Anthony M. Stollings
				23,692	674,037
0	0
Richard S. Dennen
				73,324	2,086,068
0	0

1 Restricted shares vest according to the following schedule:

Vesting Date	Davis	Gavigan	Lefferson	Stollings	Dennen
January 31, 2017 (Performance)	0	0	0	0	12,498
March 3, 2017	7,761	826	3,762	2,457	0
March 3, 2017 (Performance)	23,277	0	3,761	2,456	0
March 8, 2017	7,673	1,020	3,690	2,705	2,705
March 10, 2017	7,911	995	3,826	2,652	0
August 14, 2017	0	0	0	0	12,499
January 31, 2018 (Performance)	0	0	0	0	12,499
March 8, 2018	7,673	1,021	3,690	2,705	2,705
March 10, 2018	7,913	995	3,827	2,653	0
March 10, 2018 (Performance)	23,734	995	3,826	2,652	0
August 14, 2018	0	0	0	0	12,503
January 31, 2019 (Performance)	0	0	0	0	12,503
March 8, 2019	7,676	1,022	3,692	2,706	2,706
March 8, 2019 (Performance)	23,022	1,021	3,691	2,706	2,706

Option Exercises and Stock Vested

The following table shows the stock options exercised by, and restricted stock that vested for, the NEOs in 2016 and the value realized upon exercise.

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Claude E. Davis	0	$0	40,761	$733,104

John M. Gavigan	0	$0	2,503	$44,829

C. Douglas Lefferson	53,700	$230,631	12,812	$229,844

Anthony M. Stollings	0	$0	8,146	$146,075

Richard S. Dennen	0	$0	12,498	$266,332

Pension Benefits Table

The following table shows, for each NEO, each pension plan that the NEO participates in, the number of years of credited service and the present value of accumulated benefits. Values reflect the actuarial assumptions used for financial reporting purposes.

	Plan Name	Number of Years of Credited Service[1]	Present Value of Accumulated Benefit[2]	Payments During Last Fiscal Year
Claude E. Davis	Pension Plan	12	$245,206	$0
	SERP	12	$622,813	$0
John M. Gavigan	Pension Plan	8	$68,770	$0
	SERP	8	$2,587	$0
C. Douglas Lefferson	Pension Plan	31	$734,619	$0
	SERP	31	$365,500	$0
Anthony M. Stollings	Pension Plan	10	$174,263	$0
	SERP	10	$66,429	$0
Richard S. Dennen	Pension Plan	2	$24,584	$0
	SERP	2	$11,161	$0

[1] The number of years of service credited to the NEOs under the plan are computed as of December 31, 2016, the pension plan measurement date used for financial statement reporting purposes with respect to the registrant’s audited financial statements which are included with the Company’s 2016 Annual Report and filed with the 2016 Form 10-K.

[2] The present value of accumulated benefits shown in this column is calculated as of December 31, 2016, the measurement date used for reporting purposes in the Company’s 2016 Annual Report. Assumptions used in determining these amounts include a 3.88% discount rate, a 3.88% lump sum interest rate, and the 2016 PPA Mortality Table, described in IRS Notice 2015-53 consistent with assumptions used for reporting purposes in the Company’s 2016 Annual Report filed with the Form 10-K of the present value of accumulated benefits under the SERP and Pension Plan, except without reduction for mortality risk before age 65. (See Footnote 15 – Employee Benefit Plans to the consolidated financial statements contained in the Company’s 2016 Annual Report filed with the 2016 Form 10-K – for information regarding the assumptions made by the Company for reporting purposes in the Company’s 2016 Annual Report.)

Pension Plan

The First Financial Bancorp Associate Pension Plan and Trust (“Pension Plan”) is a tax-qualified pension plan covering eligible employees of the Company. The material terms and conditions of the Pension Plan as applicable to the NEOs for 2016 who are currently employees of the Company are as follows:

Eligibility

The Pension Plan covers employees of the Company who have attained age 21 and completed the earlier of 1,000 hours of service within the first 12 months of employment or within a calendar year.

Benefit Formula

The Pension Plan provides an accrual to a participant’s account for each year in which he works 1,000 hours. All eligible associates receive a pension benefit annual accrual of 5% of compensation.

For this purpose, compensation means the participant’s total cash remuneration from the Company prior to contributions to a cafeteria plan or a 401(k) plan, including bonuses, overtime pay and other special cash remuneration. However, compensation cannot exceed the compensation limit of Code Section 401(a) (17).

Interest

In 2016 participant accounts were credited with a rate of return equal to the S&P 500 Index and Barclays U.S. Aggregate Bond Index weighted 40% and 60% respectively. Effective January 1, 2017, participant accounts will be credited with a rate of return equal to Vanguard Institutional Index Fund Institutional Shares (VINIX) and Vanguard Total Bond Market Index Fund Institutional Shares (VBTIX) weighted 40% and 60% respectively.

Vesting

A participant becomes immediately vested in this retirement benefit upon hire.

Distribution

A participant’s account may be distributed at the participant’s election at any time after the participant separates from service. However, generally, it must be distributed by April 1st of the calendar year following the date of termination or the date the participant attains age 70 ½, whichever is later. The participant may elect to receive his account in a lump sum or as an annuity with an actuarial value equivalent to the value of his account.

Each of our NEOs is eligible to participate in the Pension Plan with respect to the account balance formula and is fully vested in their Pension Plan retirement benefit.

Traditional Pension Benefit Formula

Benefits accruing prior to January 1, 2008 are generally calculated based on benefit service and average monthly compensation as of December 31, 2007.

Executive Supplemental Retirement Plan

The Company maintains a supplemental executive retirement plan to supplement the retirement benefits provided under the Pension Plan for certain senior executive officers of the Company in order to make up for legal limits applicable to the benefits provided under the Pension Plan. The SERP is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. The material terms and conditions of the SERP as they pertain to the NEOs for 2016 are as follows:

Eligibility

The SERP benefit is generally provided to those highly compensated employees of the Company whose compensation exceeds the IRS limits imposed on the Pension Plan and who have been designated as eligible to participate in the plan by the Company. All NEOs participated in the SERP in 2016.

Benefit Formula

The SERP provides a benefit in excess of the IRS compensation and benefit limits imposed by Sections 401(a) (17) and 415 of the Code, respectively, with respect to the service benefit component of the Pension Plan and the account benefit component of the Pension Plan. The benefit under the SERP is calculated as the difference between (x) the lump sum or periodic benefit the executive would have received under the Pension Plan, but for the applicable IRS compensation limits under Section 415 and 401(a) (17) of the Code, and (y) the lump-sum or periodic benefit the executive is entitled to under the Pension Plan. Compensation and years of service under the SERP generally have the same meanings provided under the Pension Plan.

Vesting

Participants are vested in their SERP benefit to the same extent they are vested in their retirement benefit provided under the Pension Plan. However, the Company generally reserves the right to forfeit and/or reduce a participant’s benefit under the SERP.

Time and Form of Payment

Payment of benefits under the SERP generally commence upon the participant’s qualifying termination of employment. The benefit generally may be payable in an annuity or lump sum, as agreed to by the executive and the Company.

Annual SERP allocations for all NEOs and other eligible executives are 5% of eligible earnings.

Nonqualified Deferred Compensation

The Company maintains two nonqualified deferred compensation plans for the CEO: the First Financial Bancorp Deferred Compensation Plan (“DCP”) and the Supplemental Savings Agreement (“SSA”). The DCP was frozen in 2010 to any future employee or Company contributions. Effective January 1, 2014, the annual Company contribution pursuant to the terms of the SSA was discontinued. No other NEO is eligible to participate in these plans. The table below shows earnings and distributions for the DCP and SSA.

Plan Name	Executive Contributions in Last Fiscal Year[1]	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year[2]	Aggregate Withdrawals / Distributions	Aggregate Balance at Last Fiscal Year End[3]
Claude E. Davis
DCP	$0	$0	$21,250	$0	$199,425
SSA[4]	$0	$0	$26,869	$0	$279,438

[1] The DCP was frozen to future contributions in 2010.

[2] The investment earnings for 2016 reported in this column are included in the Summary Compensation table.

[3] The aggregate balance for the DCP as of December 31, 2016 includes prior deferrals of base salary and bonus that were previously earned and reported as compensation on the Summary Compensation Table for prior years. These amounts have since been adjusted, pursuant to the terms of the plan, for investment performance (e.g., earnings and losses), deferral credits and distributions (as applicable).

[4] Effective January 1, 2014, no additional employer contributions are provided under the Supplemental Savings Account.

Deferred Compensation Plan

The DCP is an unfunded, unsecured deferred compensation plan maintained for the CEO only that was frozen to future employee and employer contributions in 2010. The material terms and conditions of the DCP in 2016 are as follows:

Investments

The account is credited with earnings and losses based on investments selected by the CEO from the investments available under the DCP, as determined by the Company. Investment elections can be changed monthly. No securities of the Company are available for investment under the DCP.

Distributions

Distribution of the DCP account will be paid or commence as of the first day of the third month following the participant’s termination of employment, except as otherwise required by Section 409A of the Code. Before any deferrals are made under the plan, the participant may elect to receive distribution of his DCP account in a lump sum or in monthly, quarterly or annual installments for a period up to ten years. If the participant dies while receiving installment payments, the remainder of his DCP account will be distributed to his beneficiary in a lump sum 60 days following the participant’s death; otherwise, the DCP account of the participant will be distributed on the first day of the ninth month following the participant’s death.

Executive Supplemental Savings Agreement

The Company has entered into an Executive Supplemental Savings Agreement with Mr. Davis to supplement the benefits provided under the First Financial Bancorp 401(k) Savings Plan. The SSA is an unfunded, unsecured deferred compensation plan. Effective December 31, 2013, no additional Company contributions are provided under the SSA. The material terms and conditions of the SSA are as follows:

Employer Contributions

For each calendar year, ending with the 2013 calendar year, the Company made a contribution to Mr. Davis’ account in the SSA equal to 4% of the difference between (i) Mr. Davis’s total pay for the year and (ii) the compensation limit of Code Section 401(a) (17).

Earnings

Mr. Davis’s account under the SSA accrues earnings as if it were invested in investments available under the 401(k) Savings Plan as selected by the Company.

Vesting

Mr. Davis’s account under the SSA is 100% vested at all times, except that it will be forfeited if he is terminated for cause (as is defined by the SSA).

Distribution

Mr. Davis’s account under the SSA will be distributed in a lump sum six months following his separation from service. In the event of his death before distribution, his account will be distributed to his beneficiary.

Split-Dollar and Group Term Life Insurance

The Company maintains split-dollar insurance on the lives of all its NEOs who are currently employed with the Company (with the exception of Messrs. Gavigan and Dennen). Under the split-dollar insurance program, upon the death of a NEO, the company-owned life insurance policy first pays the Company the premiums that the Company paid for the policy, and then pays the NEO’s beneficiary a death benefit equal to three times the executive’s base salary in effect at his or her death.

In the event Mr. Davis or Mr. Lefferson terminate employment and are also eligible to receive an immediate retirement benefit under the Pension Plan (including an early retirement benefit), the Company will keep their life insurance policies in force until the executive’s death with a death benefit payable to the executive’s beneficiary equal to three times the executive’s base salary at the time of his termination of employment.  The Company no longer offers this retirement benefit provision in its life insurance policies.  As of December 31, 2016, Messrs. Davis and Lefferson are the only NEOs eligible for this benefit.

Messrs. Gavigan and Dennen are eligible for the Company-paid group term-life insurance benefit that is available to all full-time associates in the amount of two times annual base salary up to $600,000.

Other Potential Post-Employment Payments

NEO Employment and Non-Competition Agreements

The Company is a party to Employment and Non-Competition Agreements with each of Messrs. Davis, Stollings, Lefferson, and Dennen (the “NEO Employment Agreements”). The NEO Employment Agreements provide for the employment of these individuals in their current positions with the Company or in a position that is comparable to such position in responsibility.

Term of the NEO Employment Agreements. The current terms of the NEO Employment Agreements for Messrs. Davis, Lefferson, and Stollings will expire on April 30, 2017, and the current term of the NEO Employment Agreement for Mr. Dennen will expire on August 14, 2018. The NEO Employment Agreements renew automatically for additional one-year periods unless the executive or the Company gives at least 90 days written notice prior to a scheduled expiration date that the term will not renew.

Compensation. Under the NEO Employment Agreements, an executive is entitled to receive a minimum annual base salary at the rate stated in the executive’s agreement. In addition, each of the NEO Employment Agreements provides that the executive is eligible to participate in the Company’s STIP as in effect from time to time. The agreement for Mr. Davis provides for a target annual bonus opportunity that is presently 60% (as established by the Compensation Committee) of his annual base salary, and the agreements for Messrs. Dennen, Lefferson, and Stollings provide for target bonus opportunities of 40% of their annual base salaries. In addition, the NEO Employment Agreements for Messrs. Davis, Dennen, Lefferson, and Stollings provide that the executive is eligible to receive, during the term of the agreement, an annual long-term incentive award having a value on the grant date equal to a specified percentage of the executive’s base salary. The applicable percentages for Messrs. Davis, Dennen, Lefferson, and Stollings are 110%, 50%, 70% and 50%, respectively, of their annual base salaries. The NEO Employment Agreements also provide that the executives are eligible to participate in all employee benefit plans and benefits that are offered generally to the Company’s other executive officers, subject to the terms and conditions of the applicable plan or program.

Severance Benefits. The NEO Employment Agreements provide for the payment of severance benefits if, during the term of the agreement or during the one-year period following the expiration of such term due to the Company’s non-renewal of the term, the Company terminates the executive’s employment without “Cause” (as defined in the agreement) or the executive resigns his employment with “Good Reason” (as defined in the agreement). Upon termination of employment by the Company without Cause (other than for disability or death) or by the executive for Good Reason, the executive is entitled to receive the following payments and benefits:

●	earned and unpaid base salary and vacation pay through the date of termination;

●	continued payment of base salary for 24 months;

●	a lump sum amount, or installments in the case of Mr. Davis, equal to two times the executive’s target bonus amount under the STIP, except that for Mr. Davis and Mr. Stollings the amount is the lesser of (i) two times the average of the STIP bonuses earned during the three years prior to the termination and (ii) two and one-half times the STIP bonus target in effect for the year of termination if Mr. Davis or Mr. Stollings is a “Covered Employee” under Section 162(m) of the Code for the year in which employment terminates or would have been a “Covered Employee” if he had continued his employment through the end of such year;

●	outplacement assistance at the Company’s expense (at a cost of up to 5% of the executive’s base salary); and

●	up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

If an executive’s employment is terminated by reason of his death or long-term disability, by the Company for Cause or voluntarily by the executive other than for Good Reason, the Company’s obligations to the executive are limited to payment of any accrued and unpaid base salary through the date of termination and the payment of any other benefits that are required to be provided to the executive under the terms of a plan or program in which such executive is a participant.

Change in Control. Upon a Change in Control of the Company, the terms of the NEO Employment Agreements for Messrs. Davis, Lefferson, and Stollings will end on the second anniversary of the date of occurrence of the Change in Control, and the term of the NEO Employment Agreement for Mr. Dennen will end on the first anniversary of the Change in Control.

Section 280G. In the event that any of the payments or benefits provided under the NEO Employment Agreements or otherwise would constitute an “excess parachute payment” as defined in Section 280G of the Code, the payments or benefits under such agreements will be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Code, if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made.

Restrictive Covenants. The NEO Employment Agreements prohibit the executive from revealing confidential information of the Company and disparaging the Company. In addition, the NEO Employment Agreements prohibit the executive from competing with the Company or its affiliated companies or soliciting their clients or hiring their employees while employed by the Company or an affiliated company and for varying time periods after employment terminates. The noncompetition period will end one year following separation of employment for Mr. Davis, six months following separation of employment for Messrs. Lefferson and Stollings, and three years following separation of employment for Mr. Dennen (one year if separation of employment occurs during a renewal term of the agreement). The nonsolicitation period for Messrs. Davis, Stollings, and Lefferson will end two years following separation of employment and three years following separation of employment for Mr. Dennen (one year if separation of employment occurs during a renewal term).

Definitions. As used in the NEO Employment Agreements, the terms “Change in Control” and “Good Reason” are defined as follows:

●	A “Change in Control” is deemed to have occurred if (i) any person (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) acquires beneficial ownership (within the meaning of the Securities Exchange Act of 1934) of shares representing 20% or more of the Company’s voting power in the election of directors, (ii) there is a change in a majority of the members of the Board of Directors over a two-year period, unless each new director is approved by a vote of at least two-thirds of the directors in office at the beginning of such two-year period, (iii) there is a reorganization, merger, consolidation or share exchange as a result of which the Company’s common shares are exchanged or converted for shares of another corporation, a dissolution or liquidation of the Company or a sale or disposition of 50% or more of the Company’s assets, (iv) there is any other form of reorganization, merger, consolidation or share exchange, unless the persons who were beneficial owners of the Company’s common shares before the completion of such transaction own more than 65% of the outstanding shares of the successor or surviving corporation following the completion of such transaction and certain other conditions are met; or (v) any other transaction occurs that would be required to be reported by the Company as a change of control under specified provisions of the federal securities laws.

●	“Good Reason” is defined in the NEO Employment Agreements as the occurrence, without the executive’s consent, of: (i) a significant/material reduction in the executive’s base salary/base compensation, except for any decrease that is generally applicable to other similarly situated senior executives/officers of the Company; (ii) the failure of the Company (after notice and an opportunity to cure) to pay or provide to the NEO when due any material amount of compensation or material benefit that is required to be paid or provided under the agreement; (iii) a significant reduction in the NEO’s authority or responsibilities; or (iv) the failure of the Company to obtain the written agreement of any successor to the Company or the business of the Company to assume the agreement (solely to the extent such assumption does not occur by operation of law).

Severance and Change in Control Agreement

The Company is a party to a Severance and Change in Control Agreement with Mr. Gavigan dated March 27, 2017 which will be effective May 1, 2017 (the “CIC Agreement”). The CIC Agreement replaces a similar agreement originally entered into on March 12, 2015 that will expire on April 30, 2017. Under the CIC Agreement, Mr. Gavigan will receive severance benefits in the event the Company terminates his employment without Cause or he terminates his employment for Good Reason within 12 months following a Change in Control. As used in the CIC Agreement, the definitions of the terms “Cause,” and “Change in Control” are substantially the same as the definitions for those terms in the NEO Employment Agreements. The term “Good Reason” is defined in the CIC Agreement to include termination of employment by the executive within 90 days following the occurrence (and after the expiration of any cure period) of either (i) a material reduction in the executive’s base compensation (other than a reduction applicable to all similarly situated executives) or (ii) a material breach by the Company of the CIC Agreement.

The initial term of the CIC Agreement will begin on May 1, 2017 and end on April 30, 2018. The CIC Agreement will renew automatically for an additional, one-year period, and will continue to renew unless Mr. Gavigan or the Company gives at least 90 days written notice prior to a scheduled expiration date that the term will not renew. In the event of a Change in Control, the term of the CIC Agreement will be the one-year period following the consummation of the Change in Control, provided that the agreement will not automatically renew at the end of the term following such Change in Control.

Upon termination of Mr. Gavigan by the Company without Cause (other than as a result of death or disability) and not in connection with a Change in Control, Mr. Gavigan will be entitled to receive the following payments and benefits: (i) earned and unpaid base salary and vacation pay through the date of termination; (ii) continued payment of base salary for 24 months; (iii) an amount equal to a multiple of Mr. Gavigan’s target bonus amount under the STIP as described below; (iii) outplacement assistance at the Company’s expense (at a cost of up to 5% of the executive’s base salary); and (iv) up to twelve months of the employer portion of COBRA premium payment contributions from the Company. If Mr. Gavigan is a covered employee for purposes of Section 162(m)(3) of the Code for the year in which employment terminates (or would have been a Covered Employee if the executive had continued employment until the end of the year), the STIP severance amount payable to Mr. Gavigan will be equal to the lesser of (i) two times the average of the STIP bonuses earned during the three years prior to the qualifying termination (or such lesser period for which Mr. Gavigan was eligible to participate in the STIP) or (ii) two and one-half times the STIP bonus target in effect for the year of termination. If Mr. Gavigan is not a Covered Employee or if a severance benefit is being paid in connection with a Change in Control, the STIP severance amount will be two times his target bonus amount under the STIP. Mr. Gavigan is not presently a Covered Employee.

If, immediately prior to a Change in Control or during the one-year period that commences upon a Change in Control, the Company terminates Mr. Gavigan’s employment without Cause (other than for disability or death) or if Mr. Gavigan terminates his employment for Good Reason, Mr. Gavigan will be entitled to receive the following payments and benefits: (i) earned and unpaid base salary and vacation pay through the date of termination; (ii) continued payment of base salary for 24 months; (iii) an amount equal to two times his target amount under the STIP; (iii) outplacement assistance at the Company’s expense (at a cost of up to 5% of the executive’s base salary); and (iv) up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

The CIC Agreement provides that, in the event that any of the payments or benefits provided under such agreement or otherwise would constitute an “excess parachute payment” as defined in Section 280G of the Code, the payments or benefits will be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Code, if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made.

For six months following termination of employment (other than upon termination for Cause), Mr. Gavigan may not compete with the Company and, for two years following termination of employment, he may not solicit the Company’s clients or solicit or hire the Company’s employees.

Potential Payments for Termination Following a Change-in-Control

The table below summarizes the potential change-in-control benefits that would become payable to each of the NEOs as of December 31, 2016 pursuant to such executive’s NEO Employment Agreement or CIC Agreement, as applicable, and under such executive’s equity award agreements (“Equity Agreements”).

In calculating these benefits, we assumed a change in control of the Company on December 31, 2016. To the extent relevant, the amounts are based on the Company’s closing share price on December 31, 2016 of $28.45 per share. If we calculated these amounts using a different date, the change in the amounts could be significant. For example, other equity awards have vested and/or were granted since December 31, 2016 and our stock value has fluctuated. Therefore, if we had calculated the amounts payable based on an April 2017 change in control and termination, the total payment amount would differ. In addition, several of the items shown (particularly under “Cash Severance” and “Excise Tax Gross-Up”) depend on compensation received over a period of time.

We are applying the definitions of a change in control that are included in the NEO Employment Agreements, the CIC Agreements and the Equity Agreements, which are substantially identical with the exception of Mr. Dennen’s 2015 Equity Agreements. The definition of a change in control in Mr. Dennen’s 2015 Equity Agreements includes, in addition to the change in control definitions used in the other Equity Agreements, that the sale of Oak Street Funding by First Financial will also be treated as a change in control under the agreement.

In accordance with SEC regulations, we do not show in the table any amount to be provided to a NEO under any arrangement which does not discriminate in scope, terms or operation in favor of our executive officers and which is available generally to all salaried employees. Also, the following table does not include amounts disclosed above under the Pension Benefits Table, the Nonqualified Deferred Compensation Table or the Outstanding Equity Awards at Fiscal Year End Table, except to the extent that the amount payable to the NEO would be enhanced by the termination event.

The benefits shown under “Acceleration of Unvested Equity” reflect the market value of restricted stock held by each of the NEOs on December 31, 2016 for all outstanding, unvested awards including accrued dividends. Awards made since 2014 do not immediately vest upon a change in control. In order for these awards to vest, a second qualifying trigger (i.e., loss of employment) must occur in conjunction with the change in control. The values shown in assume a double trigger event for those awards and thus include the value of all outstanding equity awards and accrued dividends.

We computed the amounts in accordance with the terms of the change in control employment or severance agreements. In addition, it is possible that an excise tax payment may be required if a change in control occurred even without a qualifying employment termination with respect to those benefits that become payable or vested solely upon the occurrence of a change in control.

	Mr. Davis	Mr. Gavigan[6]	Mr. Lefferson	Mr. Stollings	Mr. Dennen
Change-in-Control (“CIC”) Severance Benefits
Base Salary[1]	$1,508,538	$490,500	$760,000	$780,000	$780,000
Bonus for Year of Separation[2]	$585,335	$147,150	$304,000	$224,161	$312,000
General Health and Welfare Benefits / Outplacement	$54,392	$29,149	$35,236	$36,179	$31,224
CIC Severance Benefits	$2,148,265	$666,799	$1,099,236	$1,040,340	$1,123,224
Acceleration of Unvested Equity[3]
Restricted Stock	$3,318,408	$224,613	$960,614	$674,037	$2,086,068
Accrued Dividends on Restricted Stock	$120,412	$6,741	$33,033	$22,655	$54,970
Unvested Options	$0	$0	$0	$0	$0
Total Unvested Equity	$3,438,820	$231,354	$993,647	$696,692	$2,141,038
Total Compensation Under Agreements
Cutback to avoid 280G Excise tax (if applicable)[4]	$0	($180,179)	$0	$0	$0
Total Benefits[5]	$5,587,085	$717,974	$2,092,883	$1,737,032	$3,264,262

[1] The multiplier for all NEOs is 2 times base salary.

[2] Bonus for Messrs. Davis and Stollings is equal to the lesser of (x) two and one-half times the Target Bonus Amount or (y) two times the three-year average of the actual annual bonus awards paid (or payable) to the employee by the Company for the three (3) completed calendar years that immediately precede the employee’s termination of employment, payable in equal bi-weekly installments over the Severance Period, commencing with the first payroll period following the sixtieth (60th) day after employee’s date of termination of employment (the Termination Compensation and Termination Short-Term Bonus, collectively, the “Severance Benefits”). Messrs. Gavigan, Dennen, and Lefferson have a multiplier of 2 times bonus.

[3] Per the 1999, 2009 and 2012 Stock Plans, all unvested stock options and restricted shares shall become fully exercisable or vested as of the date of a Change in Control. The values shown in the table above assume a double trigger event for those awards and thus includes the value of all outstanding equity awards and accrued dividends. For purposes of this table, performance shares are assumed to be earned at target, however under a true change in control the Committee would assess actual performance prior to the change and control, if possible and pro-rate the awards.

[4] Includes reduction in payments to avoid 280G excise tax only in the event the reduction in payment results in a greater net after-tax amount than retained by the executive had no cutback been made.

[5] These are the amounts assigned to these benefits for purposes of IRC Section 280G calculations. They do not necessarily reflect the actual cash payments to be paid to the applicable employees upon the event of a change in control.

[6] For Mr. Gavigan, the CIC payments due to him under the current agreement do exceed the 280G maximum threshold and therefore a portion of these payments would be subject to the 20% excise tax absent any form of cutback. However, a cutback to the CIC payment in the amount of $180,179 would result in a greater net after-tax amount for Mr. Gavigan, thus avoiding the 20% excise tax.

Payments for Termination Without Regard to a Change in Control

The table below summarizes the potential benefits payable to each of the NEOs under his NEO Employment Agreements or CIC Agreement, as applicable, upon an involuntary termination of the NEO’s employment by the Company without Cause or upon the NEO’s resignation for “Good Reason” without regard to the occurrence of a change in control of the Company.

As described above, a NEO is entitled to certain payments if he terminates his employment for “Good Reason.”

	Mr. Davis	Mr. Gavigan	Mr. Lefferson	Mr. Stollings	Mr. Dennen

Termination for Good Reason Severance Benefits
Base Salary[1]	$1,508,538	$490,500	$760,000	$780,000	$780,000
Bonus for Year of Separation[2]	$585,335	$79,652	$304,000	$224,161	$312,000
General Health and Welfare Benefits / Outplacement	$54,392	$29,149	$35,236	$36,179	$31,224

Total Benefits	$2,148,265	$599,301	$1,099,236	$1,040,340	$1,123,224

1 The multiplier for all NEOs is 2 times base salary.

2 In the event Messrs. Davis, Gavigan, and Stollings are covered employees as defined under Section 162 (m) of the Code, payout, as shown above, is equal to the lesser of (x) two and one-half times the Target Bonus Amount or (y) two times the three-year average of the actual annual bonus awards paid (or payable) to the employee by the Company for the three (3) completed calendar years that immediately precede the employee’s termination of employment, payable in equal bi-weekly installments over the Severance Period, commencing with the first payroll period following the sixtieth (60th) day after employee’s date of termination of employment (the Termination Compensation and Termination Short-Term Bonus, collectively, the “Severance Benefits”). However, Mr. Gavigan in his current role as Chief Financial Officer is not a covered employee and his bonus amount would be equal to 2 times target or $135,000 in this instance. Messrs. Dennen and Lefferson have a multiplier of 2 times bonus target amount.

Payments for Voluntary Termination by NEO, Termination for Cause

In the event of a NEO’s voluntary termination of the agreement (other than as specifically set forth in the agreement) or termination for cause, the NEO is not entitled to any special benefits under his employment agreement or any stock awards. All such benefits are void.

Payments upon Death or Disability

There are no additional benefits or payments due to disability of a NEO, other than under the existing disability policies of the Company that apply to all employees.

Upon the death of a NEO (other than Messrs. Gavigan and Dennen), the NEO’s estate would be entitled to three (3) times the NEO’s base salary at the time of death pursuant to the split-dollar life insurance policies previously discussed. Messrs. Gavigan and Dennen are eligible for the Company-paid group life benefit that is available to all full time associates. See “Split-Dollar and Group Term Life Insurance.”

Awards granted after January 1, 2014, immediately vest in the event of death or disability.

Retirement Benefits

In the event of retirement by the NEOs, they would be entitled to certain retirement benefits that can be paid over time or taken in a lump sum. Below is a presentation regarding lump sum benefits for early retirement under the Pension Plan:

	Total Present Value of Accumulated Benefit using U.S. GAAP Assumptions[1]	Total Present Value of Vested Accumulated Benefit using Actual Lump Sum Basis[2]	Incremental Value due to the Difference between U.S. GAAP Assumptions and Actual Lump Sum Basis[3]	Incremental Value due to Early Retirement Subsidies[3]
Claude E. Davis	$868,019	$938,009	$50,403	$19,587
John M. Gavigan	$71,357	$92,723	$21,366	$0
C. Douglas Lefferson	$1,100,119	$980,416	($119,703)	$0
Anthony M. Stollings	$240,692	$250,423	$9,731	$0
Richard S. Dennen	$35,745	$35,745	$0	$0

1 See “Pension Benefits Table.”

2 Calculated assuming NEO terminates employment on December 31, 2016 and receives an immediate lump sum distribution using the rate in effect for December 2016 payments.

3 For information purposes only. Allocates the increase in retirement value over the values shown in the Pension Benefit Table to its two primary sources: (i) Difference between U.S GAAP assumptions and actual lump sum interest rate basis; and (ii) Value of early retirement subsidies that are included in the actual lump sum payment if the NEO terminates employment.

Other than as set forth above, NEOs are not entitled to any additional benefits. For example, there currently is no acceleration of restricted stock or options upon retirement.

Compensation Committee Interlocks and Insider Participation

During 2016, no member of the Compensation Committee was an employee, officer or former officer of the Company. None of our executive officers served in 2016 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the Compensation Committee. All Compensation Committee members had banking or financial services transactions in the ordinary course of business with our bank subsidiary. No other relationships required to be reported under the rules promulgated by the SEC exist with respect to members of the Company’s Compensation Committee.

2018 Annual Meeting Information

Shareholder Proposals for the 2018 Annual Meeting

If an eligible shareholder wishes to present a proposal to be included in the Company’s proxy statement and form of proxy relating to the 2018 Annual Meeting of Shareholders, the proposal must be received by our Corporate Secretary no later than December 14, 2017 (120 calendar days prior to the anniversary of this year’s proxy statement mailing date). Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Upon receipt of such a proposal, we will determine whether or not to include the proposal in the proxy statement and proxy in accordance with applicable regulations.

If an eligible shareholder wishes to nominate a director at our 2018 Annual Meeting of Shareholders written notice of this nomination must be received by our Corporate Secretary, no later than February 22, 2018 (90 calendar days prior to the anniversary of this year’s annual meeting).

All shareholder proposals should be sent to First Financial Bancorp, Attention: Shannon M. Kuhl, Chief Legal Officer and Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202.

April 13, 2017	BY ORDER OF THE BOARD OF DIRECTORS

Shannon M. Kuhl Corporate Secretary

EXHIBIT A

FIRST FINANCIAL BANCORP. AMENDED AND RESTATED 2012 STOCK PLAN

SECTION 1.           ESTABLISHMENT, DURATION AND PURPOSE

1.1       Establishment and Duration of the Plan. On February 28, 2012, the Board of Directors of First Financial Bancorp (“First Financial”) approved and adopted, subject to shareholder approval, the “First Financial Bancorp. 2012 Stock Plan” (the “2012 Stock Plan”). The 2012 Stock Plan became effective on May 22, 2012, the date on which the shareholders of First Financial approved the adoption of the 2012 Stock Plan. The Board amended and restated the 2012 Stock Plan as the “First Financial Bancorp. Amended and Restated 2012 Stock Plan” on February 28, 2017 subject to the approval of the shareholders of First Financial. The amendments made hereby to the 2012 Stock Plan shall affect only Awards made on or after the Effective Date (as hereinafter defined). Awards granted prior to the Effective Date shall be governed by the terms of the 2012 Stock Plan (as in effect prior to the Effective Date) and the applicable Award Agreements. The terms of this Plan are not intended to affect the interpretation of the 2012 Stock Plan as they existed prior to the Effective Date.

1.2       Term of the Plan. If adopted by the shareholders, this Plan shall remain in effect, subject to the right of the Board or Committee to terminate the Plan at any time pursuant to Section 11 herein, until all shares of Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may Awards be granted under this Plan on or after the fifth (5th) anniversary of the Effective Date. Unless and until this Plan is approved by the shareholders, the 2012 Stock Plan shall remain in effect according to its original terms.

1.3       Purposes of the Plan. The purpose of this Plan is to recognize the contributions made to First Financial and its Subsidiaries by Employees and Non-Employee Directors, to provide such persons with additional incentive to devote themselves to the future success of First Financial and its Subsidiaries, and to improve the ability of First Financial and its Subsidiaries to attract, retain and motivate such individuals, by providing them with the opportunity to acquire or increase their proprietary interest in First Financial through receipt of awards of or relating to the Stock of First Financial, including Options, SARs, Restricted Stock and Stock Units.

SECTION 2.           DEFINITIONS

Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

2.1       Award - means any right granted under the Plan, including an Option, SAR, Restricted Stock or Stock Unit.

2.2       Award Agreement - means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of First Financial, be transmitted electronically to any Participant. As used in this Plan, the term “Award Agreement” includes an Option Agreement, a SAR Agreement and a Stock Agreement in addition to any other Award Agreement.

2.3       Board - means the Board of Directors of First Financial.

2.4       Cause - means (1) an indictment of a Participant, or plea of guilty or plea of nolo contendere by a Participant, to a charge of an act constituting a felony under the federal laws of the United States, the laws of any state, or any other applicable law, fraud, embezzlement, or misappropriation of assets, willful misfeasance or dishonesty, or other actions or criminal conduct which materially and adversely affects the business (including business reputation) or financial condition of First Financial or any of its Subsidiaries or (2) the continued failure of a Participant to perform substantially his or her employment duties with First Financial or any of its Subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness), observe all material obligations and conditions to be performed and observed by a Participant under this Plan and any Award Agreement, or perform his or her duties in accordance, in all material respects, with the policies and directions established from time to time by First Financial or any of its Subsidiaries.

2.5       Change in Control - means a change in control of First Financial of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect at the time of such “change in control.” A Change in Control shall also be deemed to have occurred for purposes of this Plan at such time as (i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 35% or more of the combined voting power for election of directors of the then outstanding securities of First Financial or any successor of First Financial; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period or whose election or nomination for election was previously so approved; (iii) there is a consummation of any reorganization, merger, consolidation or share exchange as a result of which the Stock of First Financial shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of First Financial) or any dissolution or liquidation of First Financial or any sale or the disposition of 50% or more of the assets or business of First Financial; or (iv) there is a consummation of any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the Stock of First Financial immediately before the consummation of such transaction beneficially own more than 65% of the outstanding shares of the common or other voting stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common or other voting stock of such successor or survivor corporation beneficially owned by the persons described in clause (A) above immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of Stock of First Financial immediately before the consummation of such transaction, provided the percentage described in clause (A) above of the beneficially owned shares of the successor or survivor corporation and the number of shares described above in this clause (B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of Stock of First Financial by the persons described in such clause (A) immediately before the consummation of such transaction.

2.6       Code - means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

2.7       Committee - means the committee appointed by the Board to administer the Plan pursuant to Section 4.1 and, to the extent the Board determines it is appropriate for the compensation realized from Awards under the Plan to be considered “performance based” compensation under Section 162(m) of the Code, shall be a committee or subcommittee of the Board composed of two or more members, each of whom is an “outside director” within the meaning of Code Section 162(m), and which, to the extent the Board determines it is appropriate for Awards under the Plan to qualify for the exemption available under SEC Rule 16b-3(d)(1) or Rule 16b-3(e) promulgated under the Exchange Act, shall be a committee or subcommittee of the Board composed of two or more members, each of who is a “non-employee director” within the meaning of Rule 16b-3. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

2.8       Disability - means, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Code Section 409A and is granted to a Participant who is covered by the Company’s long-term disability insurance policy or plan, if any, a physical or mental condition of the Participant that would entitle him or her to payment of disability income payments under such long-term disability insurance policy or plan as then in effect, (b) in the case of an Award that is exempt from the application of the requirements of Code Section 409A and is granted to a Participant who is not covered by the Company’s long-term disability insurance policy or plan for whatever reason, or in the event the Company does not maintain such a long-term disability insurance policy or plan, and for purposes of an ISO granted under the Plan, a permanent and total disability as defined in section 22(e)(3) of the Code and (c) in the case of an Award that is not exempt from the application of the requirements of Code Section 409A, a physical or mental condition of the Participant where (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to an examination by such physician upon request by the Committee.

2.9       Effective Date - means the date as of which this Plan is approved by First Financial’s shareholders pursuant to Section 13.15 hereof.

2.10     Employee - means officers or other employees of First Financial or any Subsidiary who are, in the judgment of the Committee acting in its absolute discretion, directly or indirectly responsible for or contribute to the management, growth and profitability of the business of First Financial or a Subsidiary.

2.11     Exchange Act - means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations thereunder.

2.12     Exercise Price - means (1) in the case of Options, the price specified in the Participant’s Option Agreement as the price per share of Stock at which such share can be purchased pursuant to the Option or (2) in the case of an SAR, the price specified in the Participant’s SAR Agreement as the reference price per share of Stock used to calculate the amount payable to the Participant. The Exercise Price shall be no less than the Fair Market Value of a share of Stock on the date the related Option or SAR is granted.

2.13       Fair Market Value - means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the Nasdaq Stock Market Composite Transactions quotation system (or under any successor quotation system) or, if the Stock is no longer traded on the Nasdaq Stock Market, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date or (2) such closing price as so reported in accordance with clause (1) above for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. If the closing price for a share of Stock is misquoted or omitted by the applicable publication, the Committee shall directly solicit the information from officials of the stock exchange or from other informed independent market sources.

2.14       First Financial - means First Financial Bancorp. or any successor thereto.

2.15       Good Reason - means, in connection with a termination of employment by a Participant following a Change in Control, a material reduction in such Participant’s base compensation or a material adverse alteration in such Participant’s position or in the nature or status of such Participant’s employment responsibilities from those in effect immediately prior to the Change in Control.

2.16       ISO - means an Option granted under Section 6 of this Plan to purchase Stock which is evidenced by an Option Agreement which provides that the Option is intended to satisfy the requirements for an incentive stock option under Code Section 422, as now constituted or subsequently amended.

2.17       Non-Employee Director - means a member of the Board who is not an Employee.

2.18       NQO - means an Option granted under Section 6 of this Plan to purchase Stock that is evidenced by an Option Agreement which by its terms does not qualify or is not intended to qualify as an ISO.

2.19       Option - means an ISO or a NQO or both, as the context requires.

2.20       Option Agreement - means the written agreement or instrument which sets forth the terms of an Option granted to a Participant under this Plan.

2.21       Parent Corporation - means any corporation which is a parent corporation (within the meaning of Code Section 424(e)) of First Financial.

2.22       Participant - means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.23       Plan - means this First Financial Bancorp. Amended and Restated 2012 Stock Plan, as amended from time to time.

2.24       Performance Period - means the period selected by the Committee during which performance is measured for purposes of determining the extent to which an Award that is performance-based has been earned.

2.25       Restricted Stock - means Stock granted pursuant to Section 7 of this Plan, subject to any restrictions and conditions as established pursuant to Section 7.

2.26       Securities Act - means the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder.

2.27       Stock - means the common shares, without par value, of First Financial.

2.28       Stock Agreement - means the written agreement or instrument which sets forth the terms of the grant of Restricted Stock or Stock Units to a Participant under this Plan.

2.29       Stock Appreciation Right or SAR - means a contractual right which is granted pursuant to Section 6 of this Plan, which represents a promise to deliver Stock, cash or other property equal in value to the excess of the Fair Market Value of a share of Stock over the Exercise Price of the SAR, subject to the terms of the SAR Agreement.

2.30       SAR Agreement - means the written agreement or instrument which sets forth the terms of a SAR granted to a Participant under this Plan.

2.31      Stock Unit or Stock Units - means a contractual right granted to a Participant pursuant to Section 7 to receive (i) a cash payment based upon the Fair Market Value of the number of shares of Stock described in the applicable Stock Agreement or (ii) the number of shares of Stock described in the applicable Stock Agreement.

2.32      Subsidiary - means any corporation which is a subsidiary corporation (within the meaning of Code Section 424(f)) of First Financial except a corporation which has subsidiary corporation status under Code Section 424(f) exclusively as a result of First Financial or a First Financial subsidiary holding stock in such corporation as a fiduciary with respect to any trust, estate, conservatorship, guardianship or agency.

SECTION 3.           SHARES RESERVED UNDER PLAN

3.1       Shares. Subject to adjustment pursuant to Section 9 and the provisions of this Section 3, the total number of shares of Stock which may be delivered pursuant to Awards granted under the Plan on or after the Effective Date shall not exceed 1,750,000 shares, plus the number of shares of Stock available for Awards under the 2012 Stock Plan as of the Effective Date. Such shares of Stock shall be reserved from authorized but unissued shares of Stock and/or from shares of Stock which have been reacquired by First Financial and are held as treasury shares.

3.2       Share Counting. Any shares of Stock issued as Restricted Stock pursuant to this Plan, after the Effective Date of this Plan, which are forfeited thereafter shall again become available for issuance under this Plan, but (a) any shares of Stock used to satisfy a withholding obligation under Section 13.4 shall not again become available under Section 3.1 for issuance under this Plan, (b) any shares of Stock which are tendered to First Financial to pay the Option Price of an Option or which are tendered to First Financial in satisfaction of any condition to a grant of Restricted Stock shall not again become available under Section 3.1 for issuance under this Plan and (c) the gross number of shares of Stock covered by a SAR, to the extent it is exercised, shall not again become available under Section 3.1 for issuance under this Plan, regardless of the number of shares used to settle the SAR upon exercise. Any shares of Stock issued as Restricted Stock prior to the Effective Date (under the 2012 Stock Plan) which are forfeited thereafter shall not be available for issuance under this Plan.

3.3       Shares under Awards. Of the shares of Stock authorized for issuance under the Plan pursuant to Section 3.1:

(a)       The maximum number of shares of Stock as to which a Participant may receive Options or SARs in any calendar year is 250,000.

(b)       The maximum number of shares of Stock that may be used for Awards (other than Options and SARs) that are intended to qualify as “performance-based” in accordance with Code Section 162(m) that may be granted to any Employee in any calendar year is 250,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares on the date on which the Award is settled.

(c)       The maximum number of shares of Stock that may be subject to Incentive Stock Options granted pursuant to this Plan is 500,000 shares in the aggregate.

(d)       The maximum number of shares of Stock that may be subject to Awards of Restricted Stock and Stock Units granted under this Plan is 1,750,000 shares, plus the number of shares of Stock available for Awards under the 2012 Stock Plan as of the Effective Date, in the aggregate.

(e)       The maximum number of shares of Stock that may be subject to Awards to a Non-Employee Director in any twelve month period is 40,000 shares in the aggregate.

The numbers of shares of Stock described above shall be as adjusted in accordance with Section 9 of the Plan.

3.4       Exception to Minimum Vesting Requirements. Notwithstanding the minimum vesting requirements set forth in Sections 6.2, 6.7(a)(4) and 7.1(c), up to five percent (5%) of the total number of shares of Stock authorized for issuance under Section 3.1 may be issued under Awards, including Awards of Restricted Stock, that are immediately vested or that vest within less than one (1) year.

3.5       Use of Proceeds. The proceeds which First Financial receives from the sale of any shares of Stock under the Plan shall be used for general corporate purposes and shall be added to the general funds of First Financial.

SECTION 4.           PLAN ADMINISTRATION

4.1       Authority of Committee. The Plan shall be administered by the Committee, or in the Board’s sole discretion, by the Board. Except as limited by law, or by the Articles of Incorporation or Regulations of First Financial, and subject to the provisions of this Plan (including Sections 9, 10, 11 and 13), the Committee shall have full power, authority, and sole and exclusive discretion:

(a)       to construe and interpret the Plan and apply its provisions;

(b)       to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)       to authorize any person to execute, on behalf of First Financial, any instrument required to carry out the purposes of the Plan;

(d)       to the extent permitted by applicable law, to delegate its authority to one or more officers of First Financial with respect to Awards that do not involve covered employees under Code Section 162(m) or individuals subject to the provisions of Section 16 of the Exchange Act;

(e)       to determine when Awards are to be granted under the Plan;

(f)       from time to time to select, subject to the limitations set forth in this Plan, those individuals to whom Awards shall be granted;

(g)       to determine the number of shares of Stock to be made subject to each Award;

(h)       to determine whether each Option is to be an ISO or a NQO;

(i)        to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)        to designate an Award as a performance-based Award and to select the performance criteria that will be used to establish the performance goals;

(k)       subject to any limitations set forth in this Plan, to amend any outstanding Award Agreement, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award;

(l)        to determine the duration and purpose of leaves of absences which may be granted to an Employee without constituting a termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under First Financial’s employment policies;

(m)      to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n)       to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

4.2       Delegation. To the extent permitted by applicable law and Section 4.1(d), the Committee may delegate its authority as identified herein to one or more executive officers of First Financial, including without limitation the authority to approve grants of Awards to Employees. To the extent that the Committee delegates its authority to make grants, all references in the Plan to the Committee’s authority to make grants and determinations with respect thereto shall be deemed to include the Committee’s delegate(s). Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

4.3       Decisions Binding. In making any determination or in taking or not taking any action under the Plan, the Committee or its delegate(s) may obtain and may rely on the advice of experts, including employees of and professional advisors to First Financial. Any action taken by, or inaction of, the Committee or its delegate(s) relating to or pursuant to the Plan shall be within the absolute discretion of the Committee or its delegate. Such action or inaction of the Committee or its delegate(s) shall be conclusive and binding on First Financial, on each affected Participant and on each other person directly or indirectly affected by such action, unless such action or inaction is determined by a court having jurisdiction to be arbitrary and capricious.

SECTION 5.           PARTICIPATION AND AWARD AGREEMENTS

5.1       Awards. The Committee may Grant ISOs to Employees who qualify for an ISO grant under Code Section 422. Awards other than ISOs may be granted to Employees and Non-Employee Directors.

5.2       Participation. Upon being granted an Award under the Plan, an Employee or Non-Employee Director shall become a Participant of the Plan and shall be bound by the terms of the Plan and the applicable Award Agreement.

5.3       Award Agreement. Each Award shall be evidenced by an Award Agreement which shall set forth the terms of the Award. Each Participant shall acknowledge receipt of the Award Agreement and shall agree to be bound by the terms of the Plan and Award Agreement. The terms and conditions of Awards need not be the same with respect to each Participant or with respect to each Award. Subject to Section 9, the Committee may amend or modify an Award Agreement and the related Award to the extent the Committee would have had the authority under the Plan to grant such Award as so modified or amended, provided that such action would not otherwise require shareholder approval in accordance with Section 11.

SECTION 6.           OPTIONS AND SARS

6.1       Options. The Committee acting in its absolute discretion shall have the authority to grant ISOs and NQOs to Employees and NQOs to Non-Employee Directors. Such Options may be granted for any reason the Committee deems appropriate under the circumstances. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant, including the Exercise Price and any performance-based vesting conditions, as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

6.2       Vesting. Except as otherwise provided in Section 3.4 or Section 10 or as otherwise provided in the applicable Award Agreement in connection with the death or Disability of a Participant, vesting of an Option granted to an Employee under this Plan shall be subject to the satisfaction of a minimum service requirement or a minimum Performance Period (or both) of at least one (1) year. Unless otherwise provided by the Committee, an Option granted to a Non-Employee Director shall become exercisable on the date that is one year from the date on which such Option was granted.

6.3       ISO Rules. Except as provided in Section 9, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan or any ISO under Code Section 422 unless the Committee expressly determines that such action is in the best interest of First Financial. The aggregate Fair Market Value of ISOs granted to an Employee under this Plan and incentive stock options granted to such Employee under any other stock option plan adopted by First Financial, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee as of the date the ISO or other incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this Section 6.3 in accordance with Code Section 422(d).

6.4       Exercise Price, Exercise Period and No Dividend Equivalents.

(a)       Exercise Price. The Exercise Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted. The Exercise Price shall be payable in full upon the exercise of any Option. Except in accordance with the provisions of Section 9 of this Plan, the Committee shall not, absent the approval of First Financial’s shareholders, take any action, whether through amendment, cancellation, replacement grants, exchanges or any other means, to directly or indirectly reduce the Exercise Price of any outstanding Option or to make a tender offer for any Option.

(b)       Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable before the date such Option is granted or on or after the date which is the tenth anniversary of the date such Option is granted. In the discretion of the Committee, an Option Agreement may provide for the exercise of an Option after the employment of an Employee or service of a Non-Employee Director has terminated for any reason whatsoever, including, but not limited to, death or Disability.

(c)       Extension of Termination Date. An Option Agreement may provide that if the exercise of the Option would be prohibited at any time because the issuance of shares of Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the exercise period of the such Option shall be extended to a date that is thirty (30) days following the date the exercise of such Option would no longer violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system; provided that such extension shall not result in the Option becoming exercisable after the tenth anniversary of the date the Option is granted.

(d)       No Dividend Equivalents. In no event shall any Option Agreement granted under the Plan include any right to receive dividend equivalents with respect to such award.

(e)       Shareholder Rights. A Participant shall have none of the rights of a shareholder with respect to an Option, including, but not limited to the right to dividends or voting rights, of First Financial until the Option has been exercised and the Stock subject to the Option has been delivered to the Participant in accordance with Section 13.1.

6.5       Method of Exercise.

(a)       Committee Rules. An Option may be exercised as provided in this Section 6.5 pursuant to procedures (including, without limitation, procedures restricting the frequency or method of exercise) as shall be established by the Committee or its delegate from time to time for the exercise of Options.

(b)       Notice and Payment. An Option shall be exercised by delivering to the Committee or its delegate during the period in which such Option is exercisable, (1) written notice of exercise in a form acceptable to the Committee indicating the specific number of shares of Stock subject to the Option which are being exercised and (2) payment in full of the Exercise Price for such specific number of shares. An Option Agreement, at the discretion of the Committee, may provide for the payment of the Exercise Price by any of the following means:

(1)       in cash, electronic funds transfer or a check acceptable to the Committee;

(2)       in Stock which has been held by the Participant for a period acceptable to the Committee and which Stock is otherwise acceptable to the Committee, provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to such method of payment;

(3)       through a broker-facilitated cashless exercise procedure acceptable to the Committee;

(4)       by instructing the Committee to withhold a number of shares of Stock having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option; or

(5)       any combination of the methods described in this Section 6.5(b) which is acceptable to the Committee.

Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed stock certificate for such Stock is delivered to the Committee (or to its delegate) or, if payment is effected through a certification of ownership of Stock in lieu of a stock certificate, on the date the Option is exercised. Notwithstanding anything contained in this Section 6.5, the exercise of an Option by a Participant that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by First Financial, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002, shall be prohibited.

(c)       Restrictions. The Committee may from time to time establish procedures for restricting the exercise of Options on any given date as the result of excessive volume of exercise requests or any other problem in the established system for processing Option exercise requests or for any other reason the Committee or its delegate deems appropriate or necessary.

6.6       Nontransferability. Except to the extent the Committee deems permissible and consistent with the best interests of First Financial, neither an Option granted under this Plan nor any related surrender rights nor any SAR shall be transferable by a Participant other than by will or by the laws of descent and distribution, and any grant by the Committee of a request by a Participant for any transfer (other than a transfer by will or by the laws of descent and distribution) of an NQO or SAR shall be conditioned on the transfer not being made for value or consideration. Any such Option grant and surrender rights under this Plan and any SAR granted under this Plan shall be exercisable during a Participant’s lifetime, as the case may be, only by (subject to the first sentence in this Section 6.6) the Participant, provided that in the event a Participant is incapacitated and unable to exercise such Participant’s Option or SAR, such Participant’s legal guardian or legal representative whom the Committee (or its delegate) deems appropriate based on all applicable facts and circumstances presented to the Committee (or its delegate) may exercise such Participant’s Option or SAR, in accordance with the provisions of this Plan and the applicable Option Agreement or SAR Agreement. The person or persons to whom an Option or a SAR is transferred by will or by the laws of descent and distribution (or pursuant to the first sentence of this Section 6.6) thereafter shall be treated as the Participant under this Plan and subject to the limitations and conditions of this Plan.

6.7       SARs and Surrender Rights.

(a)            Grant of SARs.

(1)       The Committee acting in its absolute discretion may grant a Participant a SAR representing a promise to deliver Stock, cash or other property equal in value to the excess of the Fair Market Value of a share of Stock over the Exercise Price of the SAR, subject to the terms of the SAR Agreement; provided, however, that the Exercise Price for an SAR may not be less than the Fair Market Value of a share of Stock on the date of grant. The Committee shall have the right to make any such grant subject to such additional terms, including performance-based vesting provisions, as the Committee deems appropriate and such terms shall be set forth in the related SAR Agreement.

(2)       Each SAR granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related SAR Agreement, but no SAR Agreement shall make a SAR exercisable before the date such SAR is granted or on or after the date which is the tenth anniversary of the date such SAR is granted. In the discretion of the Committee, a SAR Agreement may provide for the exercise of a SAR after the service of the Participant has terminated for any reason whatsoever, including death or Disability.

(3)       Except in accordance with the provisions of Section 9 of this Plan, the Committee shall not, absent the approval of First Financial’s shareholders, take any action, whether through amendment, cancellation, replacement grants, exchanges or any other means, to directly or indirectly reduce the Exercise Price of any outstanding SAR or to make a tender offer for any SAR.

(4)       Except as otherwise provided in Section 3.4 or in Section 10 or as otherwise provided in the applicable Award Agreement in connection with the death or Disability of a participant, vesting of a SAR granted to an Employee under this Plan shall be subject to the satisfaction of a minimum service requirement or a minimum Performance Period (or both) of at least one (1) year. Unless otherwise provided by the Committee, a SAR granted to a Non-Employee Director shall become exercisable on the date that is one year from the date on which such SAR was granted.

(b)          Option Surrender Rights. The Committee acting in its absolute discretion also may incorporate a provision in an Option Agreement to give an Employee the right to surrender his or her Option in whole or in part in lieu of the exercise (in whole or in part) of that Option on any date that:

(1)       the Fair Market Value of the Stock subject to such Option exceeds the Exercise Price of such Option, and

(2)       the Option to purchase such Stock is otherwise exercisable.

(c)           Procedure. The exercise of a SAR or a surrender right in an Option shall be effected by the delivery of the related SAR Agreement or Option Agreement to the Committee (or to its delegate) together with a statement signed by the Employee which specifies the number of shares of Stock as to which the Employee, as appropriate, exercises his or her SAR or exercises his or her right to surrender his or her Option and (at the Employee’s option) how he or she desires payment to be made with respect to such shares.

(d)          Payment. An Employee who exercises his or her SAR or right to surrender his or her Option shall (to the extent consistent with an exemption under Rule 16b-3 and as specified in the related Option Agreement or SAR Agreement) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such exercise is effected to (i) the number of shares of Stock with respect to which, as applicable, the SAR or the surrender right is exercised times (ii) the excess of the Fair Market Value of a share of Stock on such date over, as applicable, the Exercise Price of the SAR or Option. The Committee acting in its absolute discretion shall determine the form of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Employee and delivered to the Committee (or to its delegate) and (2) to forfeit an Employee’s right to payment of cash in lieu of a fractional share of Stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this Section 6.7 to come within an exemption under Rule 16b-3. Any cash payment under this Section 6.7 shall be made from First Financial’s general assets, and an Employee shall be no more than a general and unsecured creditor of First Financial with respect to such payment.

(e)          Restrictions. Each SAR Agreement and each Option Agreement which incorporates a provision to allow an Employee to surrender his or her Option shall incorporate such additional restrictions on the exercise of such SAR or surrender right as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

SECTION 7.           RESTRICTED STOCK AND STOCK UNITS

7.1       Committee Action.

(a)          General. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock and Stock Units to Participants under this Plan from time to time.

(b)          Limitations. Each Award of Restricted Stock or Stock Units shall be evidenced by a Stock Agreement, and each Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Participant’s interest in the related Stock or cash payment will be forfeited. Restricted Stock may be granted subject to a holding period requirement after the Restricted Stock has been issued and any vesting requirement has been satisfied.

(c)          Vesting. Except as otherwise provided in Section 3.4 or in Section 10 or as otherwise provided in the applicable Award Agreement in connection with the death or Disability of a participant, the vesting of Restricted Stock or Stock Units granted to an Employee shall be subject to the satisfaction of a minimum service requirement or a minimum Performance Period (or both) of not less than one (1) year. Unless otherwise provided by the Committee, Restricted Stock or Stock Units granted to a Non-Employee Director shall become exercisable on the date that is one year from the date on which such Restricted Stock or Stock Units were granted.

7.2       Conditions.

(a)          Issuance Conditions for Restricted Stock. The Committee acting in its absolute discretion may make the issuance of Restricted Stock to a Participant subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition (which may or may not include performance criteria described in Section 7.2(c)) which the Committee deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such condition and the deadline for satisfying each such condition.

(b)          Forfeiture Conditions for Restricted Stock and Stock Units. The Committee may make Restricted Stock issued to a Participant or the Stock or cash that is issuable under any Stock Unit grant subject to one, or more than one, objective employment, performance or other forfeiture condition (which may or may not include any performance goals described in Section 7.2(c)) which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such forfeiture condition and the deadline for satisfying each such forfeiture condition. A Participant’s nonforfeitable interest in Restricted Stock granted under this Plan or the shares of Stock or cash issuable pursuant to any Stock Unit granted under this Plan shall depend on the extent to which each such condition is timely satisfied. Each share of Restricted Stock granted to a Participant shall again become available under Section 3.1 (as of the date of forfeiture) if such share of Restricted Stock is forfeited as a result of a failure to timely satisfy a forfeiture condition. When a Stock certificate is issued for shares of Restricted Stock, such certificate shall be issued subject to (i) the conditions, if any, described in this Section 7.2(b) and Section 7.2(c) to, or for the benefit of, the Participant and (ii) a stock power in favor of First Financial in order for First Financial to effect any forfeitures of such Restricted Stock called for under this Section 7.2(b).

(c)           Performance Goals.

(1)       If, at the time of grant, the Committee intends a Restricted Stock or Stock Unit grant to qualify as “other performance based compensation” within the meaning of Code Section 162(m)(4), the Committee must establish performance goals for the applicable Performance Period no later than 90 days after the Performance Period begins (or by such other date as may be required under Code Section 162(m)). Such performance goals must be based on one or more of the business criteria described in this Section 7.2(c), including those that qualify the Award as “other performance-based compensation” within the meaning of Code Section 162(m)(4).

(2)       A performance goal is described in this Section 7.2(c) if such goal relates to one or more of the following objectives:

assets	average total common equity	Deposits
earnings per share	economic profit added	efficiency ratio
gross margin	gross revenue	internal rate of return
loans	net charge-offs	net income
net income before tax	net interest income	non-interest expense
non-interest income	non-performing assets	operating cash flow
pre-provision net revenue	return on assets	return on equity
return on risk weighted assets	return on sales	stock price
tangible equity	total shareholder return

A performance goal described in this Section 7.2(c)(2) may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and may relate to First Financial as a whole or one or more operating units of First Financial.

(3)       The business criteria described in Section 7.2(c)(2) may include or exclude “extraordinary items” as determined under U.S. generally accepted accounting principles and any other extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The Committee may also adjust any performance goal for a period as it deems equitable in recognition of unusual or non-recurring events affecting First Financial, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine; provided that with respect to any Award that is intended to satisfy the requirements of Code Section 162(m), such adjustment shall not result in an increase in the amount payable under the Award within the meaning of Code Section 162 (m).

(4)       If the Committee determines that a performance goal has been satisfied and the satisfaction of such goal was intended to meet the requirements of Code Section 162(m), the Committee shall certify that the goal has been satisfied in accordance with the requirements set forth under such Code Section.

(5)       Performance based Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.2, but in no event later than 2 1/2 months following the end of the calendar year during which the Performance Period is completed.

7.3       Dividends and Voting Rights.

(a)       Cash Dividends. Subject to Section 7.3(d), in no event shall cash dividends paid with respect to Restricted Stock or Stock Units become payable before the date such Restricted Stock or Stock Units have become fully vested and nonforfeitable. Any cash dividends paid with respect to any such unvested Restricted Stock shall be withheld by the Company for the Participant’s account. The cash dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the vesting and release of restrictions on such Stock and, if such Stock is forfeited, then the Participant shall have no right to, and shall forfeit, such dividends. Unless otherwise set forth in the Stock Agreement which evidences a Stock Unit grant, if a cash dividend is paid on the shares of Stock described in a Stock Unit grant, such cash dividend shall be treated as reinvested in shares of Stock at the Fair Market Value of such shares on the date of payment of such dividend and shall increase the number of shares of Stock described in such Stock Unit grant.

(b)       Stock Dividends. If a Stock dividend is declared on a share of Restricted Stock, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Participant’s interest in such Stock dividend shall be forfeited or shall become vested and nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes vested and nonforfeitable. Unless otherwise set forth in the Stock Agreement which evidences a Stock Unit grant, if a Stock dividend is declared on any shares of Stock described in a Stock Unit grant, such dividend shall increase the number of shares of Stock described in such Stock Unit grant.

(c)       Dividends Payable With Respect to Unearned Performance Stock. Notwithstanding anything herein to the contrary, in no event shall a Stock Agreement which evidences a grant of Restricted Stock or Stock Units subject to performance criteria provide for payment of any dividends or dividend equivalents on such Restricted Stock or Stock Units prior to the date on which the Restricted Stock or Stock Units have fully vested as a result of satisfaction of the applicable performance criteria. Any such dividends or dividend equivalents shall be forfeited to the extent the Restricted Stock or Stock Units to which they relate are forfeited or terminated.

(d)       Voting Rights. A Participant shall have the right to vote shares of Restricted Stock which have been issued pursuant to Section 7.2(b) before his or her interest in such Stock has been forfeited or has become nonforfeitable. Participants shall have no voting rights with respect to any Stock Unit Award prior to the date the Stock underlying such Award is properly issued to the Participant.

(e)       Nontransferability. No Restricted Stock grant and no shares issued pursuant to a Restricted Stock grant shall be transferable by a Participant other than by will or by the laws of descent and distribution before a Participant’s interest in such shares have become completely nonforfeitable, and no interests in a Stock Unit grant shall be transferable other than by will or the laws of descent and distribution except as otherwise provided in the related Stock Agreement.

(f)       Creditor Status. A Participant to whom a Stock Unit is granted shall be no more than a general and unsecured creditor of First Financial with respect to any cash payment due under such grant.

7.4       Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be Restricted Stock at such time as a Participant’s interest in such Stock becomes fully vested and nonforfeitable under this Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 7.2(b) or Section 7.3 and shall be transferred to the Participant.

7.5       Other Awards. The Committee is authorized, subject to the restrictions of applicable law, to grant Restricted Stock or Stock Unit Awards in lieu of obligations of First Financial or a Subsidiary to pay cash or deliver other property under other shareholder approved plans or compensatory arrangements of First Financial, including without limitation, First Financial’s annual incentive plan. Subject to the provisions of the Plan, the Committee shall have full power, authority, and sole and exclusive discretion to determine the persons to whom and the time or times at which such Awards shall be made or vest and the number of shares of Stock to be granted pursuant to such Awards; provided that any Awards granted under this Section 7.5 shall be subject to the limitations of Section 3.3 of the Plan (other than Section 3.3 (b) to the extent such other plan satisfies the applicable requirements of Code Section 162(m)).

SECTION 8.           SECURITIES REGISTRATION

Each Option Agreement, SAR Agreement and Stock Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option (or any related surrender right) or a SAR or the satisfaction of the forfeiture conditions under a Stock Agreement for Restricted Stock or Stock Unit payable in Stock, the Participant shall, if so requested by First Financial, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by First Financial, shall deliver to First Financial a written statement satisfactory to First Financial to that effect. As for Stock issued pursuant to this Plan, First Financial at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Participant under the Securities Act, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Participant; however, First Financial shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Participant.

SECTION 9.           ADJUSTMENT

9.1       Capital Structure. The number, kind or class (or any combination thereof) of shares of First Financial reserved under Section 3 of this Plan, the grant limitations described in Section 3 of this Plan, the number, kind or class (or any combination thereof) of shares of First Financial subject to Options or SARs granted under this Plan and the Exercise Price of such Options and SARs as well as the number, kind or class of shares of First Financial subject to Restricted Stock grants and the number, kind or class of shares of First Financial described in Stock Unit grants under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of First Financial, including, but not limited to, such changes as share dividends or share splits to the extent necessary to preserve the economic intent of such Award; provided that unless the Committee specifically determines that such adjustment is in the best interests of First Financial, such adjustment shall not be made in a manner that will adversely affect the taxation of such Awards under Code Sections 422, 409A or 162(m) or the exemption of such Awards pursuant to Rule 16b-3. Any determination by the Committee pursuant to this Section 9.1 shall be final and binding on all affected Participants.

9.2       Mergers. The Board as part of any corporate transaction described in Code Section 424(a) shall adjust (in any manner which the Board in its discretion deems consistent with Code Section 424(a)) the number, kind or class (or any combination thereof) of shares of First Financial reserved under Section 3 of this Plan and the grant limitations described in Section 3 of this Plan. Furthermore, the Board as part of any corporate transaction described in Code Section 424(a) shall adjust (in any manner which the Board in its discretion deems consistent with Code Section 424(a)) the number, kind or class (or any combination thereof) of shares of First Financial underlying any Restricted Stock and Stock Unit grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares of First Financial subject to Option and SAR grants previously made under this Plan and the related Exercise Price for each such Option and SAR, and, further, shall (in any manner which the Board in its discretion deems consistent with Code Section 424(a) and without regard to the grant limitations described in Section 3 of this Plan) make Restricted Stock, Stock Unit, Option and SAR grants to effect the assumption of, or the substitution for, restricted stock, stock unit, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, stock unit, option or stock appreciation rights grants.

9.3       General. If any adjustment under this Section 9 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Option, SAR, Restricted Stock or Stock Unit grant shall be the next lower number of shares of Stock, rounding all fractions downward. First Financial shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

SECTION 10.           CHANGE IN CONTROL

10.1     The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards; provided, however, that, in addition to any conditions provided for in the Award Agreement, any acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards in connection with a Change in Control may occur with respect to any Participant who is an Employee only if (i) the Change in Control occurs and (ii) the Participant’s employment with First Financial or any of its Subsidiaries is terminated without Cause or by the Participant for Good Reason within 18 months following such Change in Control.3

10.2     Unless otherwise provided in the applicable Award Agreement and except as otherwise determined by the Committee, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of First Financial with or into any other entity (“successor entity”) or any transaction in which another person or entity acquires all of the issued and outstanding Stock of First Financial or all or substantially all of the assets of First Financial and its Subsidiaries, an outstanding Award may be assumed or an award of equivalent value may be substituted by such successor entity or a parent or subsidiary of such successor entity, and such an assumption or substitution shall not be deemed to violate this Plan or any provision of any Award Agreement.

3 We have only provided for double trigger provisions with respect to grants to employees and not non-employee directors.

10.3       With respect to Awards subject to performance goals, in the event of a Change in Control, except as otherwise determined by the Committee, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which performance goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the Participant pro-rated Awards (based on each completed day of the Performance Period prior to the Change in Control) based upon the Committee’s determination of the degree of attainment of such performance goals or, if not determinable, assuming that the applicable target levels of performance have been attained (or on such other basis as the Committee determines to be appropriate); provided that in no event shall a Participant become entitled to a payout in excess of the target level payout with respect to a performance goal for which the Committee has not determined the actual level of achievement.

Notwithstanding the foregoing provisions of this Section 10, in connection with the payment of any amount subject to Code Section 409A, this Section 10 shall have no effect on the payment date of such amount.

SECTION 11.           AMENDMENT OR TERMINATION

The Board or the Committee may at any time in its sole discretion, for any reason whatsoever, terminate or suspend the Plan, and from time to time may amend or modify the Plan or an Award; provided that without the approval by a majority of the votes cast at a duly constituted meeting of shareholders of First Financial, no amendment or modification to the Plan or Award may materially modify the Plan or Award in any way that would require shareholder approval under any regulatory requirement that the Committee determines to be applicable, including without limitation, the rules of the Nasdaq Stock Market. Suspension or termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it with respect to Options, SARs or surrender rights, Restricted Stock or Stock Unit granted under this Plan prior to the date of such suspension or termination.

SECTION 12.           FORFEITURE AND CLAWBACKS

12.1       Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s employment or service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of First Financial.

12.2       Clawback. If, following the payment or vesting of any Award, the Committee determines that such payment or vesting was based on materially inaccurate financial statements (which includes, but is not limited to, statements of earnings, revenues or gains) or any other materially inaccurate performance metric criteria (or any Award is subject to recovery under any law, government regulation, exchange listing requirement or First Financial policy), First Financial shall be entitled to receive, and the Participant shall be obligated to pay to First Financial immediately upon demand therefor, the portion of the bonus that the Committee determines was not earned (or such greater amount that may be required by applicable law, regulation, exchange listing rule, or First Financial policy).

SECTION 13.           MISCELLANEOUS

13.1       Shareholder Rights. No Participant shall have any rights as a shareholder of First Financial as a result of the grant of an Award under this Plan (other than a Restricted Stock Award) pending the actual delivery of the Stock subject to such Award. Subject to Section 7.4 and except as provided in Section 7.3(e), a Participant’s rights as a shareholder in the shares of Stock related to a Restricted Stock grant which is effective shall be set forth in the related Stock Agreement.

13.2       No Contract of Employment or Service. The grant of an Option, SAR, Restricted Stock or Stock Unit to a Participant under this Plan shall not constitute a contract of employment or an agreement to continue his or her status as an Employee or Non-Employee Director and shall not confer on a Participant any rights in addition to those rights, if any, expressly set forth in the Award Agreement which evidences his or her Award.

13.3       Share Retention Guidelines. Shares of Stock acquired by a Participant under this Plan may be subject to share retention guidelines established by First Financial.

13.4       Withholding. The exercise of any Option or SAR granted under this Plan and the acceptance of a Restricted Stock or Stock Unit grant shall constitute a Participant’s full and complete consent to whatever action the Committee deems necessary to satisfy the maximum federal and state tax withholding requirements, if any, which the Committee acting in its discretion deems applicable to such exercise or such Restricted Stock or Stock Unit grant or vesting. The Committee also shall have the right to provide in an Option Agreement, SAR Agreement or Stock Agreement (other than an agreement evidencing a Stock Unit or other award under the Plan which is subject to Code Section 409A) that an Employee may elect to satisfy minimum federal and state tax withholding requirements, if any, through a reduction in the number of shares of Stock actually transferred, or the cash payments to be made, to him or to her under this Plan, and any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

13.5       Compliance with Code Section 409A. The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of employment or service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither First Financial nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Code Section 409A and neither First Financial nor the Committee will have any liability to any Participant for such tax or penalty.

13.6       Requirements of Law. The granting of Options, SARs, Restricted Stock and Stock Units and the issuance of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.7       Securities Law Compliance. With respect to Participants defined as “insiders” under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

13.8       Indemnification. Each person who is or shall have been a member of the Committee and each delegate of such Committee shall be indemnified and held harmless by First Financial against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be made a party or in which he or she may be involved in by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with First Financial’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that First Financial is given an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it personally. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under First Financial’s Articles of Incorporation or Regulations, by contract, as a matter of law, or otherwise.

13.9       Headings and Captions. The headings and captions here are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

13.10       Governing Law. This Plan shall be construed under the laws of the State of Ohio (excluding its choice-of-law rules) to the extent not superseded by federal law.

13.11       Invalid Provisions. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.12       Conflicts. In the event of a conflict between the terms of this Plan and any Option Agreement, Stock Agreement or SAR Agreement, the terms of the Plan shall prevail.

13.13       Successors. All obligations of First Financial under the Plan with respect to Options, SARs, Restricted Stock and Stock Units granted hereunder shall be binding on any successor to First Financial, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of First Financial.

13.14       Deferral of Awards. To the extent provided by the Committee under this Plan or an applicable deferral plan established by First Financial or a Subsidiary, the receipt of payment of cash or delivery of Stock that would otherwise be due to a Participant pursuant to an Award hereunder, other than Options and SARs, may be deferred at the election of the Participant. Any such deferral elections and the payment of any amounts so deferred shall be made in accordance with such rules and procedures as the Committee may establish under this Plan or the applicable deferral plan, which rules and procedures shall comply with Code Section 409A.

13.15       Date of Adoption of Plan; Shareholder Approval Required. The adoption of the Plan as amended and restated on February 28, 2017 is expressly conditioned on the approval of the shareholders of First Financial in accordance with Treasury Regulation 1.162-27(e)(4), Section 422 of the Code and the rules of Nasdaq and other applicable law.

FIRST FINANCIAL BANCORP. 255 E. FIFTH STREET, 29TH FLOOR CINCINNATI, OH 45202

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 22, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ffbc17

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	E24917-P89847	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST FINANCIAL BANCORP.					For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:					All	All	Except

1.	Election of Directors				☐	☐	☐

	Nominees:

	01)	J. Wickliffe Ach	08)	Susan L. Knust
	02)	David S. Barker	09)	William J. Kramer
	03)	Cynthia O. Booth	10)	Jeffrey D. Meyer
	04)	Claude E. Davis	11)	John T. Neighbours
	05)	Corinne R. Finnerty	12)	Richard E. Olszewski
	06)	Peter E. Geier	13)	Maribeth S. Rahe
	07)	Murph Knapke

The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain
								The Board of Directors recommends that you vote FOR holding an advisory vote on executive compensation once every calendar year.
2.	Amend and Restate the Company’s 2012 Stock Plan.				☐	☐	☐			1 Year	2 Years	3 Years	Abstain

3.	Ratification of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2017.				☐	☐	☐	5.	Advisory (non-binding) vote on the frequency of the shareholder advisory vote on executive compensation.	☐	☐	☐	☐

4.	Advisory (non-binding) vote on the compensation of the Company’s executive officers.				☐	☐	☐	NOTE: The proxies are authorized to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date				Signature (Joint Owners)		Date

V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E24918-P89847

FIRST FINANCIAL BANCORP. ANNUAL MEETING OF SHAREHOLDERS May 23, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Scott T. Crawley and Billie L. Meents, or either of them, with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of First Financial Bancorp. (the “Company”) to be held via a Virtual Shareholder Meeting (www.virtualshareholdermeeting.com/ffbc17) on Tuesday, May 23, 2017 at 10:00 a.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receipt of the accompanying proxy statement is hereby acknowledged. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote “FOR” the election of directors; and “FOR” Proposals Two, Three and Four and once every calendar year for Proposal Five. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side

V.1.2